SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Investors Securities Trust, which covers the fiscal year ended October 31, 2001.


THE ECONOMY FACES CHALLENGES

The 12-month period under review was marked by decelerating economic growth, falling interest rates and stock market volatility. Calendar year 2001 witnessed a more pronounced slowing of the economic growth trend started in third quarter 2000. Making things worse, the September 11 terrorist attacks shocked the world and pushed the national economy further into recession. The U.S. economy was already in a downward trend prior to the September 11 attacks, which increased the unease and uncertainty of investors. Gross domestic product (GDP) growth slowed from a respectable 1.9% annualized rate in the fourth quarter of 2000, to -1.1% in the third quarter of 2001. The third quarter's GDP contraction signaled the end to the nation's longest running economic expansion, and much of the global economy slowed as well. In October 2001, industrial production dropped 1.1%, the 13th consecutive monthly decline, which was the longest such streak since just after the end of World War II. Although the U.S. consumer remained afloat during most of these turbulent tides, consumer confidence, key for the nation's economic health as consumer spending makes up


CONTENTS

Shareholder Letter .....................................................    1

Fund Reports

  Franklin Convertible Securities Fund .................................    6

  Franklin Equity Income Fund ..........................................   13

  Franklin Short-Intermediate U.S. Government Securities Fund ..........   24

Financial Highlights & Statements of Investments .......................   32

Financial Statements ...................................................   48

Notes to Financial Statements ..........................................   53

Independent Auditors' Report ...........................................   60

Tax Designation ........................................................   61

"The federal government enacted its own monetary stimulus program ... aimed at spurring business investment and bolstering consumer confidence."


two-thirds of GDP, began to waver and dropped to a two-year low in October 2001. Reduced corporate profits increasingly pressured the labor markets as layoff announcements made headlines. Not surprisingly, the unemployment rate jumped from 4.0% in November 2000 to 5.4% by October 2001.(1)

Attempting to stimulate the economy, the Federal Reserve Board (the Fed) began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate from 6.5% on October 1, 2000, to 2.5% by period-end, a 39-year low, with strong expectations for further easings. The Fed complemented this with increases in the money supply, meant to encourage bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused oil prices to slip to $21.18 per barrel by October 31, their lowest level in over two years. Inflation, as measured by the Consumer Price Index (CPI), fell 0.3% in October and rose just 2.1% for the past 12 months.

Additional sources of economic stimulus during the year under review could also help. The federal government enacted its own monetary stimulus program through a $30 billion individual tax-rebate plan and a $70 billion stimulus package aimed at spurring business investment and bolstering consumer confidence. The housing sector remained an unswerving force as housing starts continued to climb despite an expected drop. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers'

1. Source: Bureau of Labor Statistics, 11/13/01.

pockets and rejuvenate consumer spending. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans.

INVESTORS TURN TO BONDS

During the reporting period, the U.S. securities markets experienced mixed results in response to the Fed's actions, fears of war and worsening corporate and economic data. Investors' risk aversion increased, and by the end of 2001's third quarter, this sentiment seemed to cause domestic equity markets to plunge to their heaviest quarterly losses on a percentage basis since the crash of 1987. Already losing ground throughout the 12-month period under review, the markets took a jolt in September. U.S. stock markets were closed for four trading days, only to reopen and undergo one of their worst weeks in history. The third quarter of 2001 was the second worst ever for the Nasdaq Composite Index, which ended the year under review with a -49.21% return. The Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index (S&P 500(R)) similarly had negative returns of -15.87% and -24.90%.(2) Continuing a trend that began in 2000, value stocks substantially outpaced their growth counterparts during the period. For example, the S&P(R) Barra Value Index fell 18.4%, compared with the S&P Barra Growth Index's 31.56% plunge for the 12-month period.(3)

2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Standard & Poor's Micropal. The S&P Barra Value Index contains S&P 500 companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields and low historical and predicted earnings growth. The S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

Weakening economic news often results in investors' flight to security and quality. As the stock markets tumbled, many investors flocked to the perceived safety of bonds. During the period under review, debt securities generally outperformed equities. Most bonds, such as Treasuries, corporates and agencies, performed solidly. For the 12-month period, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 15.80%, while the 10-year Treasury note posted a 17.81% return.(4) High yield bonds were the exception as they tend to trade more on company fundamentals than interest rate moves. High yield bonds were volatile for the 12-month period under review.


Looking ahead, reports that the U.S. index of leading economic indicators fell 0.5% in September, the largest decline since 1996, seem to dampen expectations of a rapid recovery. However, we are optimistic about the economy for the long term. We believe conditions could improve sometime in 2002 with the Fed and government injecting billions of dollars into our economy. On October 31, 2001, the Fed announced that it would no longer issue 30-year bonds. Instead, the Fed will increase the 10-year supply to reduce the costs of maintaining long-term debt. In response to the announcement, the 30-year Treasury yield fell substantially, flattening the yield curve. In our view, the bond markets may benefit from this change.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with

4. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,


/s/ Charles B. Johnson
------------------------
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY
[PYRAMID GRAPHIC]




PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
10/31/01
[PIE CHART]

Convertible Bonds                               48.9%

Convertible Preferred Stocks                    44.1%

Warrants                                         1.0%

Short-Term Investments & Other Net Assets        6.0%

FRANKLIN  CONVERTIBLE
SECURITIES  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
--------------------------------------------------------------------------------

The 12-month period ended October 31, 2001, was very difficult for the U.S. economy as it headed on a downward trajectory into the third quarter of 2001. The September 11 terrorist attacks in New York and Washington, D.C., damaged one of the economy's last remaining strongholds -- the U.S. consumer. With consumer confidence at multi-year lows, rising unemployment and contracting manufacturing activity, the outlook for near-term corporate revenues and earnings improvement remained bleak. In response to the weakening economy and the attack upon our nation, Congress appeared unified around a fiscal policy stance designed to support the economy and the actions of the Federal Reserve Board, which lowered the federal funds target rate 400 basis points during the Fund's fiscal year to 2.50%. Although these actions may fail to avert a near-term contraction in gross domestic product growth, they are vital to improving economic conditions over the longer term.

During the period under review, U.S. equity markets suffered severe declines with the Standard & Poor's 500 Composite Index (S&P 500) returning -24.90% and the Nasdaq Composite

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

Index posting -49.21%.(1) Leading the decline were technology and telecommunications companies, which experienced significant reductions in business activity, creating a severe supply and demand imbalance in many industries.

Within this environment, Franklin Convertible Securities Fund - Class A delivered a -9.15% cumulative total return for the fiscal year ended October 31, 2001, as shown in the Performance Summary beginning on page 10, outperforming its benchmark, the Goldman Sachs Bloomberg Convertible 100 Bond Index, which returned -17.82% for the same period.(2) The Fund's performance compared favorably with the Lipper Convertible Securities Funds Average's -17.68% return for the same period.(3)

The Fund's holdings within the technology services industry benefited the Fund's performance as such companies were rewarded for their greater-than-expected revenues, cash flow and earnings visibility. Increased adoption of information technology services and business process outsourcing continued to drive these firms' growth as more of their customers turned to outsourcing to remain competitive in the current economic environment. At period-end, we continued to hold positions in Affiliated Computer Services 4% convertible bonds and Electronic Data Systems 7.625% convertible preferred stock.

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal dollar-weighted basis. The index includes reinvested distributions.

3. Source: Lipper Inc. As of 10/31/01, the Lipper Convertible Securities Funds Average consisted of 78 funds. The Lipper average does not include sales charges. The Fund's performance relative to the average might have been different if such charges had been considered. Past performance does not guarantee future results.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
10/31/01

COMPANY                                                          % OF TOTAL
INDUSTRY                                                          NET ASSETS
----------------------------------------------------------------------------
Electronic Data
Systems Corp.                                                        3.8%
Technology Services

MediaOne Group Inc.
into Vodafone                                                        3.5%
Consumer Services

Weatherford
International Inc.                                                   3.1%
Industrial Services

Newfield Financial Trust I                                           2.5%
Energy Minerals

Caremark RX Capital Trust I                                          2.2%
Health Services


TOP 5 BONDS
Franklin Convertible Securities Fund
10/31/01

COMPANY                                                        % OF TOTAL
INDUSTRY                                                        NET ASSETS
---------------------------------------------------------------------------
Liberty Media Corp.
into Motorola                                                       3.6%
Electronic Technology

Charter
Communications Inc.                                                 3.1%
Consumer Services

Adelphia
Communications Corp.                                                2.7%
Consumer Services

Alpharma Inc.                                                       2.5%
Health Technology

Liberty Media Corp.
into Viacom                                                         2.4%
Consumer Services

DIVIDEND DISTRIBUTIONS
Franklin Convertible
Securities Fund
11/1/00-10/31/01

                                                        DIVIDEND PER SHARE
                                                    ------------------------
MONTH                                                 CLASS A        CLASS C
-------------------------------------------------------------------------------
November                                             6.25 cents     5.35 cents
December                                            14.25 cents   *13.23 cents*
January                                              6.25 cents     5.23 cents
February                                             6.25 cents     5.23 cents
March                                                6.25 cents     5.28 cents
April                                                6.25 cents     5.28 cents
May                                                  6.25 cents     5.28 cents
June                                                 6.25 cents     5.42 cents
July                                                 6.25 cents     5.42 cents
August                                               6.25 cents     5.42 cents
September                                            6.25 cents     5.43 cents
October                                              6.25 cents     5.43 cents
-------------------------------------------------------------------------------
TOTAL                                               83.00 CENTS    72.00 CENTS

*Includes an additional 8.0 cent distribution to meet excise tax requirements.


Our paper and forest products investments, such as Georgia- Pacific and International Paper convertible preferred stocks, also contributed to the Fund's strong relative performance. Solid underlying asset values as well as investors' beliefs that fundamental conditions would improve significantly when the economy recovers benefited the companies within this industry.

During the reporting period, we employed our ongoing strategy of maintaining a balanced portfolio of convertible securities that we believe offer the appropriate combination of upside participation, current income and downside support. By reducing our portfolio's equity sensitivity, or delta, we worked to maintain the appropriate amount of downside protection. Similarly when positions lost delta, reducing their ability to appreciate with increases in the underlying common stock, we sought to redeploy the assets in more balanced convertible securities.

Looking forward, we remain optimistic about the long-term prospects for U.S. financial markets as lower taxes and lower interest rates inject capital into the economy. We believe the Fund is well-positioned to benefit from the domestic convertible securities market's attractive outlook. Eventual improvement in underlying equity markets as well as tightening corporate credit spreads (the yield difference between corporate debt and Treasuries) from the wider spreads seen during the Fund's fiscal year should positively influence convertible securities' valuations going forward.


/s/ Edward B. Jamieson
-----------------------------
Edward B. Jamieson


/s/ Edward D. Perks
-----------------------------
Edward D. Perks

Portfolio Management Team
Franklin Convertible Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE       10/31/01        10/31/00
-------------------------------------------------------------------------------
Net Asset Value(NAV)                       -$2.87       $13.06          $15.93
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income                           $0.8300
Short-Term Capital Gain                   $0.6755
                                          -------
Total                                     $1.5055

CLASS C                                       CHANGE      10/31/01      10/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$2.86         $13.00       $15.86
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income                           $0.7200
Short-Term Capital Gain                   $0.6755
                                          -------
Total                                     $1.3955

PERFORMANCE

CLASS A                                     1-YEAR       5-YEAR       10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return(1)                  -9.15%     +49.41%      +197.48%
Average Annual Total Return(2)             -14.37%      +7.09%       +10.86%
Avg. Ann. Total Return (9/30/01)(3)        -19.39%      +6.37%       +10.57%


Distribution Rate(4)                    5.41%
30-Day Standardized Yield(5)            5.18%



                                                                     INCEPTION
CLASS C                                         1-YEAR     5-YEAR   (10/2/95)
------------------------------------------------------------------------------
Cumulative Total Return(1)                      -9.82%   +44.03%      +63.58%
Average Annual Total Return(2)                 -11.53%    +7.35%       +8.25%
Avg. Ann. Total Return (9/30/01)(3)            -16.64%    +6.63%       +7.74%


Distribution Rate(4)                       4.96%
30-Day Standardized Yield(5)               4.64%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CONVERTIBLE
SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                             10/31/01
-----------------------------------------------------------------------------
1-Year                                                               -14.37%

5-Year                                                                +7.09%

10-Year                                                              +10.86%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                              10/31/01
------------------------------------------------------------------------------
1-Year                                                                -11.53%

5-Year                                                                 +7.35%

Since Inception (10/2/95)                                              +8.25%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/91-10/31/01)

[LINE GRAPH]

This graph compares the performance of Franklin Convertible Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index(6) from 11/1/91 to 10/31/01.

     DATE          FRANKLIN CONVERTIBLE     GOLDMAN SACHS CONVERTIBLE     Goldman Sachs
                SECURITIES FUND - CLASS A         100 BOND INDEX           Conv100 $T
-----------------------------------------------------------------------------------------
  11/01/1991              $9,425                     $10,000
  11/30/1991              $9,308                      $9,738                 -2.62%
  12/31/1991              $9,811                     $10,218                  4.93%
  01/31/1992             $10,056                     $10,712                  4.83%
  02/29/1992             $10,217                     $10,958                  2.30%
  03/31/1992             $10,078                     $10,831                 -1.16%
  04/30/1992             $10,115                     $10,838                  0.07%
  05/31/1992             $10,307                     $10,873                  0.32%
  06/30/1992             $10,138                     $10,961                  0.81%
  07/31/1992             $10,500                     $11,345                  3.50%
  08/31/1992             $10,368                     $11,339                 -0.05%
  09/30/1992             $10,524                     $11,570                  2.04%
  10/31/1992             $10,652                     $11,592                  0.19%
  11/30/1992             $11,103                     $11,860                  2.31%
  12/31/1992             $11,405                     $12,022                  1.36%
  01/31/1993             $11,708                     $12,294                  2.27%
  02/28/1993             $11,664                     $12,437                  1.16%
  03/31/1993             $12,124                     $12,856                  3.37%
  04/30/1993             $12,101                     $12,833                 -0.18%
  05/31/1993             $12,430                     $13,154                  2.50%
  06/30/1993             $12,564                     $13,353                  1.51%
  07/31/1993             $12,708                     $13,319                 -0.25%
  08/31/1993             $13,169                     $13,689                  2.78%
  09/30/1993             $13,378                     $13,706                  0.12%
  10/31/1993             $13,662                     $13,916                  1.53%
  11/30/1993             $13,409                     $13,865                 -0.36%
  12/31/1993             $13,747                     $14,080                  1.55%
  01/31/1994             $14,120                     $14,427                  2.46%
  02/28/1994             $14,069                     $14,362                 -0.45%
  03/31/1994             $13,555                     $13,932                 -2.99%
  04/30/1994             $13,349                     $13,682                 -1.80%
  05/31/1994             $13,400                     $13,723                  0.30%
  06/30/1994             $13,384                     $13,569                 -1.12%
  07/31/1994             $13,681                     $13,855                  2.11%
  08/31/1994             $14,013                     $14,246                  2.82%
  09/30/1994             $13,952                     $14,052                 -1.36%
  10/31/1994             $13,959                     $13,986                 -0.47%
  11/30/1994             $13,558                     $13,495                 -3.51%
  12/31/1994             $13,522                     $13,397                 -0.73%
  01/31/1995             $13,437                     $13,662                  1.98%
  02/28/1995             $13,718                     $14,114                  3.31%
  03/31/1995             $14,110                     $14,531                  2.95%
  04/30/1995             $14,491                     $14,881                  2.41%
  05/31/1995             $14,924                     $15,308                  2.87%
  06/30/1995             $15,357                     $15,821                  3.35%
  07/31/1995             $15,980                     $16,306                  3.07%
  08/31/1995             $16,130                     $16,510                  1.25%
  09/30/1995             $16,431                     $16,703                  1.17%
  10/31/1995             $16,077                     $16,339                 -2.18%
  11/30/1995             $16,495                     $16,991                  3.99%
  12/31/1995             $16,794                     $17,085                  0.55%
  01/31/1996             $17,104                     $17,572                  2.85%
  02/29/1996             $17,374                     $17,872                  1.71%
  03/31/1996             $17,550                     $18,119                  1.38%
  04/30/1996             $17,973                     $18,289                  0.94%
  05/31/1996             $18,342                     $18,616                  1.79%
  06/30/1996             $18,053                     $18,488                 -0.69%
  07/31/1996             $17,394                     $17,872                 -3.33%
  08/31/1996             $18,015                     $18,441                  3.18%
  09/30/1996             $18,724                     $19,044                  3.27%
  10/31/1996             $18,764                     $18,939                 -0.55%
  11/30/1996             $19,449                     $19,577                  3.37%
  12/31/1996             $19,536                     $19,428                 -0.76%
  01/31/1997             $20,410                     $19,776                  1.79%
  02/28/1997             $20,198                     $19,843                  0.34%
  03/31/1997             $19,757                     $19,690                 -0.77%
  04/30/1997             $19,803                     $19,968                  1.41%
  05/31/1997             $20,797                     $20,903                  4.68%
  06/30/1997             $21,472                     $21,521                  2.96%
  07/31/1997             $22,597                     $22,800                  5.94%
  08/31/1997             $22,768                     $22,629                 -0.75%
  09/30/1997             $23,730                     $23,765                  5.02%
  10/31/1997             $22,981                     $23,194                 -2.40%
  11/30/1997             $23,169                     $23,115                 -0.34%
  12/31/1997             $23,497                     $23,217                  0.44%
  01/31/1998             $23,159                     $23,122                 -0.41%
  02/28/1998             $23,721                     $24,329                  5.22%
  03/31/1998             $23,926                     $25,227                  3.69%
  04/30/1998             $24,217                     $25,504                  1.10%
  05/31/1998             $23,528                     $24,816                 -2.70%
  06/30/1998             $23,046                     $24,962                  0.59%
  07/31/1998             $22,471                     $24,408                 -2.22%
  08/31/1998             $20,012                     $21,581                 -11.58%
  09/30/1998             $20,414                     $21,998                  1.93%
  10/31/1998             $20,698                     $22,865                  3.94%
  11/30/1998             $21,422                     $23,884                  4.46%
  12/31/1998             $21,856                     $25,014                  4.73%
  01/31/1999             $22,356                     $25,807                  3.17%
  02/28/1999             $21,316                     $25,007                 -3.10%
  03/31/1999             $21,281                     $25,450                  1.77%
  04/30/1999             $22,203                     $26,890                  5.66%
  05/31/1999             $22,674                     $27,148                  0.96%
  06/30/1999             $23,478                     $27,564                  1.53%
  07/31/1999             $23,183                     $27,475                 -0.32%
  08/31/1999             $23,386                     $27,322                 -0.56%
  09/30/1999             $23,311                     $26,699                 -2.28%
  10/31/1999             $23,647                     $27,417                  2.69%
  11/30/1999             $24,630                     $28,291                  3.19%
  12/31/1999             $26,479                     $30,159                  6.60%
  01/31/2000             $27,077                     $30,397                  0.79%
  02/29/2000             $28,769                     $31,184                  2.59%
  03/31/2000             $29,750                     $32,014                  2.66%
  04/30/2000             $29,283                     $31,249                 -2.39%
  05/31/2000             $28,789                     $30,692                 -1.78%
  06/30/2000             $29,950                     $32,500                  5.89%
  07/31/2000             $29,467                     $32,107                 -1.21%
  08/31/2000             $31,889                     $34,939                  8.82%
  09/30/2000             $31,626                     $33,967                 -2.78%
  10/31/2000             $30,862                     $32,690                 -3.76%
  11/30/2000             $28,107                     $29,297                 -10.38%
  12/31/2000             $30,546                     $30,873                  5.38%
  01/31/2001             $32,735                     $33,232                  7.64%
  02/28/2001             $30,795                     $30,799                 -7.32%
  03/31/2001             $29,763                     $29,315                 -4.82%
  04/30/2001             $31,835                     $30,464                  3.92%
  05/31/2001             $31,611                     $30,162                 -0.99%
  06/30/2001             $31,008                     $29,161                 -3.32%
  07/31/2001             $30,614                     $28,881                 -0.96%
  08/31/2001             $29,664                     $28,321                 -1.94%
  09/30/2001             $27,049                     $26,494                 -6.45%
  10/31/2001             $28,037                     $26,865                  1.40%


CLASS C (10/2/95-10/31/01)

[LINE GRAPH]

This graph compares the performance of Franklin Convertible Securities Fund -- Class C, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index(6) from 10/2/95 to 10/31/01.

     DATE         FRANKLIN CONVERTIBLE     GOLDMAN SACHS CONVERTIBLE     Goldman Sachs
                SECURITIES FUND - CLASS C        100 BOND INDEX           Conv100 $T
-----------------------------------------------------------------------------------------
  10/02/1995             $9,901                     $10,000
  10/31/1995             $9,708                      $9,782                -2.18%
  11/30/1995             $9,964                     $10,172                 3.99%
  12/31/1995             $10,125                    $10,228                 0.55%
  01/31/1996             $10,317                    $10,520                 2.85%
  02/29/1996             $10,468                    $10,700                 1.71%
  03/31/1996             $10,571                    $10,847                 1.38%
  04/30/1996             $10,822                    $10,949                 0.94%
  05/31/1996             $11,032                    $11,145                 1.79%
  06/30/1996             $10,854                    $11,068                -0.69%
  07/31/1996             $10,451                    $10,700                -3.33%
  08/31/1996             $10,812                    $11,040                 3.18%
  09/30/1996             $11,232                    $11,401                 3.27%
  10/31/1996             $11,245                    $11,338                -0.55%
  11/30/1996             $11,659                    $11,720                 3.37%
  12/31/1996             $11,697                    $11,631                -0.76%
  01/31/1997             $12,214                    $11,840                 1.79%
  02/28/1997             $12,079                    $11,880                 0.34%
  03/31/1997             $11,807                    $11,788                -0.77%
  04/30/1997             $11,827                    $11,955                 1.41%
  05/31/1997             $12,416                    $12,514                 4.68%
  06/30/1997             $12,803                    $12,884                 2.96%
  07/31/1997             $13,469                    $13,650                 5.94%
  08/31/1997             $13,564                    $13,547                -0.75%
  09/30/1997             $14,123                    $14,227                 5.02%
  10/31/1997             $13,667                    $13,886                -2.40%
  11/30/1997             $13,780                    $13,839                -0.34%
  12/31/1997             $13,957                    $13,900                 0.44%
  01/31/1998             $13,756                    $13,843                -0.41%
  02/28/1998             $14,071                    $14,565                 5.22%
  03/31/1998             $14,184                    $15,103                 3.69%
  04/30/1998             $14,348                    $15,269                 1.10%
  05/31/1998             $13,939                    $14,857                -2.70%
  06/30/1998             $13,643                    $14,944                 0.59%
  07/31/1998             $13,294                    $14,613                -2.22%
  08/31/1998             $11,826                    $12,920               -11.58%
  09/30/1998             $12,056                    $13,170                 1.93%
  10/31/1998             $12,217                    $13,689                 3.94%
  11/30/1998             $12,638                    $14,299                 4.46%
  12/31/1998             $12,888                    $14,976                 4.73%
  01/31/1999             $13,176                    $15,450                 3.17%
  02/28/1999             $12,554                    $14,971                -3.10%
  03/31/1999             $12,535                    $15,236                 1.77%
  04/30/1999             $13,061                    $16,099                 5.66%
  05/31/1999             $13,331                    $16,253                 0.96%
  06/30/1999             $13,798                    $16,502                 1.53%
  07/31/1999             $13,616                    $16,449                -0.32%
  08/31/1999             $13,717                    $16,357                -0.56%
  09/30/1999             $13,675                    $15,984                -2.28%
  10/31/1999             $13,864                    $16,414                 2.69%
  11/30/1999             $14,434                    $16,938                 3.19%
  12/31/1999             $15,501                    $18,055                 6.60%
  01/31/2000             $15,842                    $18,198                 0.79%
  02/29/2000             $16,837                    $18,669                 2.59%
  03/31/2000             $17,391                    $19,166                 2.66%
  04/30/2000             $17,106                    $18,708                -2.39%
  05/31/2000             $16,816                    $18,375                -1.78%
  06/30/2000             $17,476                    $19,457                 5.89%
  07/31/2000             $17,184                    $19,222                -1.21%
  08/31/2000             $18,580                    $20,917                 8.82%
  09/30/2000             $18,416                    $20,336                -2.78%
  10/31/2000             $17,959                    $19,571                -3.76%
  11/30/2000             $16,339                    $17,540               -10.38%
  12/31/2000             $17,764                    $18,483                 5.38%
  01/31/2001             $18,993                    $19,895                 7.64%
  02/28/2001             $17,885                    $18,439                -7.32%
  03/31/2001             $17,272                    $17,550                -4.82%
  04/30/2001             $18,467                    $18,238                 3.92%
  05/31/2001             $18,313                    $18,058                -0.99%
  06/30/2001             $17,963                    $17,458                -3.32%
  07/31/2001             $17,712                    $17,291                -0.96%
  08/31/2001             $17,162                    $16,955                -1.94%
  09/30/2001             $15,645                    $15,861                -6.45%
  10/31/2001             $16,196                    $16,084                 1.40%

6. Source: Standard & Poor's Micropal. The Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal-dollar weighted basis.


Past performance does not guarantee future results.

FRANKLIN  EQUITY  INCOME  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

The 12-month period ended October 31, 2001, witnessed a weakening U.S. economy exacerbated by September 11's tragic events. The domestic economy, as measured by gross domestic product, shrank an annualized 1.1% in third quarter 2001. Corporate profits, which declined throughout the Fund's fiscal year, fell dramatically over the same period. To help revive the economy, the Federal Reserve Board (the Fed) aggressively lowered the federal funds target rate 400 basis points to 2.50% from January through October. As a result, U.S. Treasury bonds' interest rates were at their lowest levels in more than 40 years. Aimed at preventing a prolonged economic downturn, Congress was in the process of finalizing a fiscal stimulus package, in the form of new tax cuts and increased government spending, toward period-end.


Not surprisingly, the year ended October 31, 2001, was difficult for financial markets as major stock indexes declined. The Standard & Poor's 500 Composite Index (S&P 500) returned -24.90% for the period, down 30.60% from its 19-month high


FUND CATEGORY
[PYRAMID GRAPHIC]

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 40.

TOP 5 INVESTMENT INDUSTRIES
Franklin Equity Income Fund
10/31/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                   17.1%

Communications                                                             7.9%

Health Technology                                                          7.4%


Energy Minerals                                                            7.0%

Electronic Technology                                                      6.8%



on March 23, 2000.(1) Continuing the trend that began in March 2000, value stocks outperformed growth issues during the reporting period. Reflecting this trend, large cap value stocks outperformed large cap growth issues on 1-, 3-, 5- and 10-year bases, marking a complete reversal from only 18 months earlier.


Within this challenging environment, as of October 31, 2001, Franklin Equity Income Fund - Class A delivered a -6.22% one-year cumulative total return, as shown in the Performance Summary beginning on page 20. The Fund's benchmark, the Russell 3000 Value Index, posted a -10.59% total return for the same time.(2) The Fund's performance also compared favorably with the -10.91% total return of the Lipper Equity Income Funds Objective Average, which was composed of 199 funds on October 31, 2001.(3)

We believe three factors contributed to the Fund's outperformance relative to its benchmark during the year under review -- our careful stock selection, overweighting in traditionally defensive industries, and proactive selling of stocks with deteriorating fundamentals.

First, our disciplined investment strategy focused on selecting high-quality stocks and convertible securities from well-established companies paying above-average dividends. We


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index includes reinvested dividends.

3. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

often bought stocks of firms that we believed were temporarily out-of-favor and were selling at depressed prices and attractive valuations. This value approach provided the Fund with a cushion against market volatility, in the form of current income, while allowing for capital appreciation potential. During the reporting period, our Mattel, Diebold, Equifax, Carnival, H&R Block and Liz Claiborne investments performed well. Announced takeovers of Harcourt and Cooper Industries at substantial premiums to their stock price also helped our relative returns.

Second, we emphasized defensive sectors that generate predictable earnings growth. During the period, tobacco stocks such as UST, R.J. Reynolds and Philip Morris performed strongly, while other consumer non-durables such as PepsiCo, General Mills and Procter & Gamble also contributed to Fund performance. We took profits and reduced our exposure to these sectors based largely on valuations. Our substantial exposure to real estate investment trusts (REITs) also benefited the Fund. These investments offered attractive yields and good earnings visibility. We profited from sales of our MeriStar and Simon Properties holdings earlier in the Fund's fiscal year and trimmed our remaining positions. However, we maintained our over-weighting in REITs relative to our benchmark because of their high dividend yields, reasonable valuations and lower correlation to the broader market.

Third, we took a proactive stance and diligently sold stocks with deteriorating fundamentals. Within our technology holdings, we eliminated Corning, Lucent, Ericsson and a handful of

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/01

COMPANY                                                             % OF TOTAL
INDUSTRY                                                            NET ASSETS
------------------------------------------------------------------------------
ChevronTexaco Corp.                                                    2.1%
Energy Minerals

Washington Mutual Inc.                                                 1.8%
Finance

JP Morgan Chase & Co.                                                  1.7%
Finance

SBC Communications Inc.                                                1.7%
Communications

Freddie Mac                                                            1.6%
Finance

TRW Inc.                                                               1.6%
Producer Manufacturing

Verizon Communications                                                 1.6%
Communications

Citigroup Inc.                                                         1.6%
Finance

Fleet Boston Financial Corp.                                           1.5%
Finance

Pfizer Inc.                                                            1.5%
Health Technology

other technology-related stocks based on weaker demand and lower capital spending expectations. We also sold our positions at higher levels than current levels in a number of electric utilities such as AES, PPL, Mirant, Reliant and Constellation. We became concerned that increasing electricity supply would invariably decrease prices and, in turn, earnings growth. At the beginning of the year under review, we also sold our Eastman Kodak holdings due to concerns over weakening fundamentals, which worsened during the year.


As of October 31, 2001, financial stocks continued to represent our largest industry weighting at 17.1% of the Fund's total net assets. However, we were still underweighted relative to our benchmark, particularly in banks and investment banks. We remain cautious about banks' credit issues in the uncertain economic environment. We believe banks need to boost reserves, which may depress earnings growth as problem loans continue to mount. With this in mind, we focused on banks with high dividends, proven management teams, and less exposure to problem loans. During the year under review, we purchased shares in Citigroup, KeyCorp, ABN Amro and J.P. Morgan, and sold National City and Wachovia Bank stocks.

We started to reposition the Fund into cyclical sectors before September 11, believing that these new investments would benefit from an eventual economic recovery. We gradually invested in retail, basic materials, consumer durables, producer

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/00-10/31/01

                                                DIVIDEND PER SHARE
                                       ---------------------------------------
MONTH                                   CLASS A       CLASS B         CLASS C
------------------------------------------------------------------------------
November                               4.30 cents    3.26 cents     3.18 cents
December                               5.80 cents*   4.53 cents*    4.50 cents*
January                                4.30 cents    3.03 cents     3.00 cents
February                               4.30 cents    3.03 cents     3.00 cents
March                                  4.30 cents    3.10 cents     3.04 cents
April                                  3.24 cents    2.04 cents     1.98 cents
May                                    3.24 cents    2.04 cents     1.98 cents
June                                   3.24 cents    2.17 cents     2.06 cents
July                                   3.24 cents    2.17 cents     2.06 cents
August                                 3.24 cents    2.17 cents     2.06 cents
September                              3.24 cents    2.04 cents     2.03 cents
October                                3.24 cents    2.04 cents     2.03 cents
------------------------------------------------------------------------------
TOTAL                                 45.68 CENTS   31.62 CENTS    30.92 CENTS


*Includes an additional 1.50 cent distribution to meet excise tax requirements.


manufacturing and technology stocks with, in our opinion, intact long-term prospects and attractive valuations. However, the events of September 11 dashed hopes of a near-term economic rebound and these stocks hurt our performance by period-end. In particular, retail stocks such as GAP, Sears, Intimate Brands and May Department Stores depreciated in value due to expectations that consumer spending would continue to decline. In addition, our overweighting in manufacturing stocks such as Dover, Emerson, Goodrich, Honeywell and Ingersoll-Rand also hampered the Fund's performance.

Following the events of September 11 and the subsequent stock market sell-off, we upgraded the portfolio by initiating or adding to positions in high-quality companies that were selling at bargain prices. Companies we purchased after September 11 included TRW, GATX, Disney, Boeing, Whirlpool, General Electric, Interpublic Group and Morgan Stanley Dean Witter.

Looking forward, we optimistically expect an economic and stock market rebound. On the economic front, the Fed may still cut interest rates while the government works on a fiscal stimulus package aimed at reinvigorating economic growth. In addition, long-term interest rates are near historical lows and inflation is almost nonexistent. Historical references also bode well for a stock market recovery. According to Forbes Magazine, since World War II, the Dow Jones Industrial Average gained on average 16.4% and 32.7% in the first and second years following major crises.(4) Furthermore, the current bear market has already lasted a long time by historical standards at one-and-a-half years, and the broader market has already fallen 30% off its highs for the same period.(5) Stock valuations are also beginning to look more reasonable relative to inflation and current interest rates.


We believe Franklin Equity Income Fund is well-positioned to capitalize on current stock market volatility and future economic upturns. Investors who maintain a long-term perspective are usually rewarded for their patience and fortitude. We remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends historically have been a significant contributor to long-term investment returns. Moreover,


4. Source: Forbes, "Doomsday It Isn't," 10/29/01. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.

5. Source: Los Angeles Times, "Stock Market Drops Sharply on Jobs Report,"
   9/8/01.

dividend income becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.


/s/ Frank M. Felicelli
--------------------------
Frank M. Felicelli


/s/ Derek M. Taner
--------------------------
Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  10/31/01
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's secu-rities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$  2.06           $17.76         $19.82
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income                        $0.4568
Short-Term Capital Gain                $0.3379
Long-Term Capital Gain                 $0.0888
                                       -------
  Total                                $0.8835


CLASS B                                 CHANGE           10/31/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$  2.07            $17.69         $19.76
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income                        $0.3162
Short-Term Capital Gain                $0.3379
Long-Term Capital Gain                 $0.0888
                                       -------
  Total                                $0.7429

CLASS C                                 CHANGE           10/31/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$  2.07            $17.70        $19.77
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income                        $0.3092
Short-Term Capital Gain                $0.3379
Long-Term Capital Gain                 $0.0888
                                       -------
  Total                                $0.7359


Franklin Equity Income Fund paid distributions derived from long-term capital gains of 8.88 cents ($0.0888) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A                                         1-YEAR      5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -6.22%     +54.87%     +191.40%
Average Annual Total Return(2)                 -11.61%      +7.86%      +10.63%
Avg. Ann. Total Return (9/30/01)(3)             -7.88%      +8.46%      +10.89%

Distribution Rate(4)                   2.06%
30-Day Standardized Yield(5)           2.23%

                                                                       INCEPTION
CLASS B                                                    1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -6.97%        +6.18%
Average Annual Total Return(2)                            -10.55%        +1.20%
Avg. Ann. Total Return (9/30/01)(3)                        -6.76%        +1.55%

Distribution Rate(4)                   1.38%
30-Day Standardized Yield(5)           1.62%

                                                                       INCEPTION
CLASS C                                        1-YEAR       5-YEAR     (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -7.00%      +49.07%      +69.59%
Average Annual Total Return(2)                 -8.82%       +8.09%       +8.89%
Avg. Ann. Total Return (9/30/01)(3)            -4.94%       +8.69%       +9.17%

Distribution Rate(4)                   1.36%
30-Day Standardized Yield(5)           1.59%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Class B) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                           21

FRANKLIN EQUITY
INCOME FUND


                          AVERAGE ANNUAL TOTAL RETURN
CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -11.61%

5-Year                                                                    +7.86%

10-Year                                                                  +10.63%


                           AVERAGE ANNUAL TOTAL RETURN
CLASS B                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -10.55%

Since Inception (1/1/99)                                                  +1.20%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                           CLASS A (11/1/91-10/31/01)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Equity Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index(6), the Lipper Equity Income Funds Average(7) and CPI(6) from 11/1/99 to 10/31/01.

      DATE       FRANKLIN EQUITY   RUSSELL 3000 VALUE     LIPPER EQUITY          CPI
                  INCOME FUND -          INDEX         INCOME FUNDS AVERAGE
                     CLASS A
-----------------------------------------------------------------------------------------
   11/01/1991         $9,428            $10,000              $10,000           $10,000
   11/30/1991         $9,228             $9,494               $9,648           $10,029
   12/31/1991         $9,881            $10,278              $10,408           $10,036
   01/31/1992         $9,829            $10,349              $10,402           $10,051
   02/29/1992         $9,969            $10,619              $10,580           $10,087
   03/31/1992         $9,844            $10,468              $10,457           $10,139
   04/30/1992        $10,316            $10,877              $10,751           $10,153
   05/31/1992        $10,417            $10,947              $10,842           $10,167
   06/30/1992        $10,495            $10,860              $10,744           $10,204
   07/31/1992        $10,990            $11,278              $11,112           $10,225
   08/31/1992        $10,813            $10,943              $10,938           $10,254
   09/30/1992        $10,752            $11,098              $11,034           $10,282
   10/31/1992        $10,649            $11,128              $11,012           $10,318
   11/30/1992        $10,944            $11,519              $11,303           $10,333
   12/31/1992        $11,190            $11,810              $11,505           $10,326
   01/31/1993        $11,449            $12,176              $11,660           $10,376
   02/28/1993        $11,785            $12,573              $11,896           $10,413
   03/31/1993        $12,097            $12,953              $12,238           $10,449
   04/30/1993        $12,075            $12,776              $12,108           $10,478
   05/31/1993        $12,252            $13,044              $12,288           $10,493
   06/30/1993        $12,353            $13,318              $12,392           $10,508
   07/31/1993        $12,480            $13,474              $12,470           $10,508
   08/31/1993        $12,932            $13,964              $12,911           $10,537
   09/30/1993        $13,017            $14,014              $12,900           $10,559
   10/31/1993        $13,215            $14,035              $13,060           $10,602
   11/30/1993        $13,078            $13,739              $12,880           $10,610
   12/31/1993        $13,185            $14,014              $13,100           $10,610
   01/31/1994        $13,493            $14,541              $13,481           $10,639
   02/28/1994        $13,119            $14,087              $13,139           $10,675
   03/31/1994        $12,567            $13,553              $12,616           $10,711
   04/30/1994        $12,665            $13,801              $12,800           $10,726
   05/31/1994        $12,823            $13,944              $12,942           $10,734
   06/30/1994        $12,795            $13,608              $12,744           $10,770
   07/31/1994        $13,133            $14,013              $13,095           $10,799
   08/31/1994        $13,653            $14,431              $13,502           $10,842
   09/30/1994        $13,388            $13,986              $13,243           $10,872
   10/31/1994        $13,474            $14,133              $13,334           $10,879
   11/30/1994        $13,092            $13,562              $12,878           $10,893
   12/31/1994        $13,142            $13,744              $12,983           $10,893
   01/31/1995        $13,514            $14,115              $13,279           $10,937
   02/28/1995        $13,779            $14,670              $13,722           $10,981
   03/31/1995        $13,977            $14,966              $14,027           $11,017
   04/30/1995        $14,284            $15,436              $14,349           $11,053
   05/31/1995        $14,582            $16,055              $14,814           $11,075
   06/30/1995        $14,661            $16,305              $14,952           $11,098
   07/31/1995        $14,851            $16,876              $15,297           $11,098
   08/31/1995        $14,992            $17,141              $15,452           $11,126
   09/30/1995        $15,515            $17,724              $15,983           $11,149
   10/31/1995        $15,383            $17,495              $15,846           $11,185
   11/30/1995        $15,902            $18,363              $16,550           $11,178
   12/31/1995        $16,523            $18,835              $17,001           $11,170
   01/31/1996        $16,914            $19,377              $17,418           $11,236
   02/29/1996        $16,758            $19,538              $17,528           $11,272
   03/31/1996        $16,887            $19,878              $17,754           $11,330
   04/30/1996        $16,932            $19,997              $17,912           $11,374
   05/31/1996        $17,061            $20,271              $18,186           $11,396
   06/30/1996        $17,330            $20,263              $18,240           $11,403
   07/31/1996        $16,702            $19,465              $17,620           $11,425
   08/31/1996        $16,971            $20,051              $18,031           $11,446
   09/30/1996        $17,382            $20,821              $18,680           $11,483
   10/31/1996        $17,740            $21,566              $19,119           $11,520
   11/30/1996        $18,553            $23,089              $20,170           $11,541
   12/31/1996        $18,627            $22,899              $20,029           $11,541
   01/31/1997        $19,118            $23,930              $20,738           $11,578
   02/28/1997        $19,499            $24,270              $21,037           $11,614
   03/31/1997        $19,164            $23,420              $20,412           $11,643
   04/30/1997        $19,291            $24,338              $21,014           $11,657
   05/31/1997        $20,306            $25,755              $22,191           $11,650
   06/30/1997        $20,905            $26,880              $23,005           $11,664
   07/31/1997        $21,904            $28,813              $24,427           $11,678
   08/31/1997        $21,566            $27,928              $23,667           $11,700
   09/30/1997        $22,673            $29,632              $24,832           $11,730
   10/31/1997        $22,069            $28,805              $24,134           $11,759
   11/30/1997        $23,045            $29,983              $24,935           $11,752
   12/31/1997        $23,696            $30,874              $25,521           $11,738
   01/31/1998        $23,531            $30,426              $25,503           $11,760
   02/28/1998        $24,434            $32,452              $26,868           $11,783
   03/31/1998        $25,726            $34,374              $28,085           $11,805
   04/30/1998        $25,389            $34,597              $28,057           $11,826
   05/31/1998        $25,004            $34,016              $27,656           $11,847
   06/30/1998        $24,959            $34,393              $27,849           $11,862
   07/31/1998        $24,254            $33,599              $27,081           $11,876
   08/31/1998        $22,327            $28,576              $23,909           $11,890
   09/30/1998        $23,503            $30,213              $25,186           $11,904
   10/31/1998        $24,487            $32,434              $26,700           $11,933
   11/30/1998        $25,276            $33,894              $27,800           $11,933
   12/31/1998        $25,280            $35,039              $28,523           $11,926
   01/31/1999        $24,800            $35,235              $28,380           $11,954
   02/28/1999        $24,371            $34,591              $27,827           $11,969
   03/31/1999        $24,687            $35,234              $28,405           $12,005
   04/30/1999        $26,640            $38,521              $30,334           $12,092
   05/31/1999        $26,932            $38,209              $30,028           $12,092
   06/30/1999        $27,252            $39,340              $30,965           $12,092
   07/31/1999        $26,511            $38,203              $30,178           $12,129
   08/31/1999        $25,876            $36,790              $29,436           $12,158
   09/30/1999        $25,160            $35,543              $28,397           $12,216
   10/31/1999        $25,687            $37,387              $29,513           $12,238
   11/30/1999        $25,409            $37,126              $29,347           $12,245
   12/31/1999        $25,482            $37,367              $29,700           $12,245
   01/31/2000        $24,691            $36,164              $28,627           $12,282
   02/29/2000        $23,377            $33,806              $27,027           $12,355
   03/31/2000        $25,605            $37,629              $29,579           $12,456
   04/30/2000        $25,872            $37,234              $29,475           $12,463
   05/31/2000        $26,401            $37,562              $29,885           $12,478
   06/30/2000        $25,819            $36,037              $29,221           $12,543
   07/31/2000        $26,057            $36,538              $29,324           $12,572
   08/31/2000        $27,897            $38,544              $30,998           $12,572
   09/30/2000        $28,313            $38,860              $30,930           $12,637
   10/31/2000        $29,295            $39,742              $31,465           $12,659
   11/30/2000        $28,663            $38,307              $30,298           $12,667
   12/31/2000        $30,222            $40,364              $31,718           $12,659
   01/31/2001        $30,531            $40,582              $31,918           $12,739
   02/28/2001        $29,910            $39,527              $30,855           $12,790
   03/31/2001        $28,984            $38,183              $29,757           $12,819
   04/30/2001        $30,381            $40,046              $31,325           $12,870
   05/31/2001        $30,845            $40,955              $31,833           $12,928
   06/30/2001        $30,343            $40,226              $31,002           $12,950
   07/31/2001        $30,747            $40,086              $30,903           $12,914
   08/31/2001        $29,950            $38,578              $29,824           $12,914
   09/30/2001        $27,672            $35,754              $27,862           $12,972
   10/31/2001        $27,473            $35,529              $27,973           $12,928



                           CLASS B (1/1/99-10/31/01)

                                  [LINE GRAPH]
This graph compares the performance of Franklin Equity Income Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index(6), the Lipper Equity Income Funds Average(7) and CPI(6) from 1/1/99 to 10/31/01.

      DATE         FRANKLIN EQUITY   RUSSELL 3000 VALUE  LIPPER EQUITY INCOME       CPI
                    INCOME FUND -          INDEX             FUNDS AVERAGE
                       CLASS B
-------------------------------------------------------------------------------------------
   01/01/1999          $10,000            $10,000               $10,000           $10,000
   01/31/1999          $9,805             $10,056               $9,950            $10,024
   02/28/1999          $9,629              $9,872               $9,756            $10,036
   03/31/1999          $9,748             $10,056               $9,959            $10,066
   04/30/1999          $10,513            $10,994               $10,635           $10,140
   05/31/1999          $10,617            $10,905               $10,528           $10,140
   06/30/1999          $10,732            $11,228               $10,856           $10,140
   07/31/1999          $10,435            $10,903               $10,580           $10,170
   08/31/1999          $10,179            $10,500               $10,320           $10,194
   09/30/1999          $9,885             $10,144               $9,956            $10,243
   10/31/1999          $10,087            $10,670               $10,347           $10,262
   11/30/1999          $9,966             $10,595               $10,289           $10,268
   12/31/1999          $10,000            $10,664               $10,413           $10,268
   01/31/2000          $9,677             $10,321               $10,037           $10,299
   02/29/2000          $9,160              $9,648               $9,476            $10,360
   03/31/2000          $10,023            $10,739               $10,370           $10,444
   04/30/2000          $10,116            $10,626               $10,334           $10,451
   05/31/2000          $10,317            $10,720               $10,478           $10,463
   06/30/2000          $10,084            $10,285               $10,245           $10,518
   07/31/2000          $10,171            $10,428               $10,281           $10,542
   08/31/2000          $10,880            $11,000               $10,868           $10,542
   09/30/2000          $11,043            $11,090               $10,844           $10,597
   10/31/2000          $11,415            $11,342               $11,032           $10,615
   11/30/2000          $11,162            $10,933               $10,622           $10,621
   12/31/2000          $11,757            $11,520               $11,120           $10,615
   01/31/2001          $11,876            $11,582               $11,190           $10,682
   02/28/2001          $11,627            $11,281               $10,818           $10,724
   03/31/2001          $11,258            $10,897               $10,433           $10,749
   04/30/2001          $11,795            $11,429               $10,983           $10,792
   05/31/2001          $11,969            $11,688               $11,160           $10,841
   06/30/2001          $11,761            $11,480               $10,869           $10,859
   07/31/2001          $11,911            $11,440               $10,834           $10,829
   08/31/2001          $11,595            $11,010               $10,456           $10,829
   09/30/2001          $10,709            $10,204               $9,768            $10,877
   10/31/2001          $10,344            $10,140               $9,807            $10,840

                           CLASS C (10/2/95-10/31/01)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Equity Income Fund--Class C, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index(6), the Lipper Equity Income Funds Average(7) and CPI(6) from 10/2/95 to 10/31/01.


      DATE         FRANKLIN EQUITY   RUSSELL 3000 VALUE  LIPPER EQUITY INCOME        CPI
                    INCOME FUND -          INDEX             FUNDS AVERAGE
                       CLASS C
--------------------------------------------------------------------------------------------
   10/02/1995          $9,903             $10,000               $10,000            $10,000
   10/31/1995          $9,843              $9,871               $9,914             $10,033
   11/30/1995          $10,184            $10,361               $10,354            $10,026
   12/31/1995          $10,548            $10,627               $10,637            $10,019
   01/31/1996          $10,800            $10,933               $10,897            $10,078
   02/29/1996          $10,697            $11,024               $10,966            $10,110
   03/31/1996          $10,775            $11,215               $11,108            $10,163
   04/30/1996          $10,800            $11,283               $11,206            $10,203
   05/31/1996          $10,872            $11,437               $11,378            $10,222
   06/30/1996          $11,040            $11,433               $11,412            $10,228
   07/31/1996          $10,634            $10,982               $11,024            $10,247
   08/31/1996          $10,794            $11,313               $11,281            $10,267
   09/30/1996          $11,049            $11,747               $11,687            $10,300
   10/31/1996          $11,266            $12,168               $11,962            $10,333
   11/30/1996          $11,771            $13,027               $12,620            $10,352
   12/31/1996          $11,815            $12,920               $12,531            $10,352
   01/31/1997          $12,119            $13,501               $12,975            $10,386
   02/28/1997          $12,352            $13,693               $13,162            $10,418
   03/31/1997          $12,140            $13,214               $12,771            $10,444
   04/30/1997          $12,208            $13,732               $13,147            $10,456
   05/31/1997          $12,839            $14,531               $13,884            $10,450
   06/30/1997          $13,206            $15,166               $14,393            $10,463
   07/31/1997          $13,830            $16,257               $15,283            $10,475
   08/31/1997          $13,602            $15,758               $14,807            $10,495
   09/30/1997          $14,301            $16,719               $15,536            $10,521
   10/31/1997          $13,903            $16,252               $15,099            $10,548
   11/30/1997          $14,510            $16,917               $15,601            $10,541
   12/31/1997          $14,912            $17,419               $15,967            $10,529
   01/31/1998          $14,799            $17,167               $15,956            $10,549
   02/28/1998          $15,359            $18,310               $16,810            $10,569
   03/31/1998          $16,163            $19,394               $17,571            $10,589
   04/30/1998          $15,933            $19,520               $17,554            $10,608
   05/31/1998          $15,681            $19,192               $17,303            $10,627
   06/30/1998          $15,650            $19,405               $17,424            $10,640
   07/31/1998          $15,198            $18,957               $16,943            $10,652
   08/31/1998          $13,979            $16,123               $14,959            $10,665
   09/30/1998          $14,707            $17,047               $15,758            $10,678
   10/31/1998          $15,316            $18,300               $16,705            $10,704
   11/30/1998          $15,802            $19,123               $17,393            $10,704
   12/31/1998          $15,787            $19,770               $17,845            $10,697
   01/31/1999          $15,485            $19,880               $17,756            $10,723
   02/28/1999          $15,207            $19,516               $17,410            $10,736
   03/31/1999          $15,395            $19,879               $17,772            $10,768
   04/30/1999          $16,606            $21,734               $18,979            $10,847
   05/31/1999          $16,770            $21,558               $18,787            $10,847
   06/30/1999          $16,960            $22,196               $19,373            $10,847
   07/31/1999          $16,488            $21,555               $18,881            $10,879
   08/31/1999          $16,083            $20,757               $18,416            $10,905
   09/30/1999          $15,626            $20,054               $17,766            $10,958
   10/31/1999          $15,944            $21,094               $18,465            $10,977
   11/30/1999          $15,762            $20,947               $18,361            $10,984
   12/31/1999          $15,795            $21,083               $18,582            $10,984
   01/31/2000          $15,291            $20,404               $17,911            $11,017
   02/29/2000          $14,472            $19,074               $16,910            $11,082
   03/31/2000          $15,844            $21,231               $18,506            $11,173
   04/30/2000          $16,000            $21,008               $18,441            $11,179
   05/31/2000          $16,317            $21,193               $18,697            $11,193
   06/30/2000          $15,947            $20,332               $18,282            $11,251
   07/31/2000          $16,085            $20,615               $18,346            $11,277
   08/31/2000          $17,206            $21,747               $19,394            $11,277
   09/30/2000          $17,462            $21,925               $19,351            $11,335
   10/31/2000          $18,059            $22,423               $19,686            $11,355
   11/30/2000          $17,658            $21,613               $18,956            $11,362
   12/31/2000          $18,599            $22,774               $19,845            $11,355
   01/31/2001          $18,788            $22,897               $19,970            $11,426
   02/28/2001          $18,383            $22,302               $19,305            $11,472
   03/31/2001          $17,809            $21,543               $18,617            $11,498
   04/30/2001          $18,658            $22,595               $19,599            $11,544
   05/31/2001          $18,922            $23,108               $19,916            $11,596
   06/30/2001          $18,602            $22,696               $19,396            $11,616
   07/31/2001          $18,839            $22,617               $19,334            $11,584
   08/31/2001          $18,338            $21,767               $18,659            $11,584
   09/30/2001          $16,927            $20,173               $17,432            $11,636
   10/31/2001          $16,794            $20,046               $17,501            $11,596


                          AVERAGE ANNUAL TOTAL RETURN
CLASS C                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -8.82%

5-Year                                                                    +8.09%

Since Inception (10/2/95)                                                 +8.89%


6. Source: Standard & Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

7. Source: Lipper Inc. The Lipper Equity Income Funds Average was composed of 199 funds as of 10/31/01. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered.


Past performance does not guarantee future results.                           23

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

After a long period of rapid growth and interest rate increases, the U.S. economy slowed significantly during the 12 months ended October 31, 2001. Gross domestic product in fourth quarter 2000 and first and second quarters 2001 recorded 1.9%, 1.3% and 0.3% annualized growth rates, respectively, and actually contracted 1.1% in third quarter 2001.

Reacting to signs of slowing growth, the Federal Reserve Board (the Fed) aggressively reduced interest rates beginning in January 2001 to help improve monetary liquidity. By period-end, the Fed lowered the key federal funds target rate nine times for a total of 400 basis points (4.0%). In recent commentaries, Fed Chairman Alan Greenspan noted that these cuts were due to short-term weaknesses rather than long-term economic deficiencies.

Minor changes in long-term interest rates, combined with the Fed's dramatic actions with short-term interest rates, returned




The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.

the Treasury yield curve to its normal shape, with short-term interest rates significantly lower than long-term interest rates. As a result, three- and six-month yields dropped more than 400 basis points from the beginning of the Fund's fiscal year. Long-term yields remained relatively high for most of the period due to investor uncertainty about the economy and the upcoming 2002 elections. On October 31, 2001, long-term yields fell substantially when the Treasury Department announced that it would no longer issue 30-year bonds.

Within this environment, two factors contributed to Franklin Short-Intermediate U.S. Government Securities Fund's strong performance. First, with economic instability came a flight to quality. For example, investors shifted their assets into safer instruments such as mortgage-backed securities, the Fund's pre-dominant portfolio investments. Government National Mortgage Association (GNMA or Ginnie Mae) pass-through securities are guaranteed by the full faith and credit of the U.S. government but have slightly higher yields than Treasuries due to prepayment risk.(1) Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) pass-throughs are affiliated with the government and are seen as very secure investments due to their size and market prowess.

Second, to manage prepayment risk, the Fund purchased low-coupon and seasoned bonds. Seasoned bonds have been through several prepayment cycles and are less vulnerable to refinancing. This helps to moderate our exposure to prepayment risk.


PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S.
Government Securities Fund
Based on Total Net Assets
10/31/01

Mortgage-Backed Securities                                                 73.7%

Agency Notes                                                               25.4%

Short-Term Investments & Other Net Assets                                   0.9%

1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

DIVIDEND DISTRIBUTIONS(*)
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/00-10/31/01

                                                        DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                 CLASS A         ADVISOR
--------------------------------------------------------------------------------
November                                             4.85 cents      4.94 cents
December                                             4.85 cents      4.93 cents
January                                              4.85 cents      4.93 cents
February                                             4.85 cents      4.93 cents
March                                                4.85 cents      4.90 cents
April                                                4.85 cents      4.90 cents
May                                                  4.85 cents      4.90 cents
June                                                 4.85 cents      4.93 cents
July                                                 4.60 cents      4.68 cents
August                                               4.60 cents      4.68 cents
September                                            4.60 cents      4.69 cents
October                                              4.60 cents      4.69 cents
--------------------------------------------------------------------------------
TOTAL                                               57.20 CENTS     58.10 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Our most recent portfolio activity involved FNMA 15-year pass-through securities, which have an average life of about 3 years. We have been purchasing new positions in this sector, in lower-coupon issues. These securities are relatively inexpensive, due to increased production of 15-year bonds in the steeper yield curve environment. We consider 15-year mortgage security products especially good investments due to their short-intermediate interest rate risk and increased income relative to short-term bonds. On October 31, 2001, the Fund's average maturity was 3.5 years.

Looking forward, we remain optimistic about Franklin Short-Intermediate U.S. Government Securities Fund. We believe that the Fund's positioning and strategy will benefit shareholders over the short and long terms.


/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.(*)

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.(*)

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        10/31/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.49         $10.58         $10.09

DISTRIBUTIONS (11/1/00-10/31/01)
Dividend Income                            $0.572

ADVISOR CLASS                              CHANGE        10/31/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.49         $10.57         $10.08

DISTRIBUTIONS (11/1/00-10/31/01)
Dividend Income                            $0.581

PERFORMANCE

CLASS A                                           1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +10.81%     +35.38%     +80.56%
Average Annual Total Return(2)                    +8.34%      +5.76%      +5.85%
Avg. Ann. Total Return (9/30/01)(3)               +7.57%      +5.72%      +5.84%

Distribution Rate(4)                    5.10%
30-Day Standardized Yield(5)            4.21%

ADVISOR CLASS(6)                                  1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +10.92%     +35.98%     +81.35%
Average Annual Total Return(2)                   +10.92%      +6.34%      +6.13%
Avg. Ann. Total Return (9/30/01)(3)              +10.24%      +6.31%      +6.12%

Distribution Rate(4)                    5.32%
30-Day Standardized Yield(5)            4.39%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.11% and +6.42%.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                           29

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


                           AVERAGE ANNUAL TOTAL RETURN
CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +8.34%

5-Year                                                                   +5.76%

10-Year                                                                  +5.85%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                           CLASS A (11/1/91-10/31/01)

                                  [LINE GRAPH]


This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund--Class A, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index(7) and the CPI(7) from 11/1/91 to 10/31/01.


                      Franklin      Lehman Brothers      CPI
                 Short-Intermediate    Short U.S.
                  U.S. Government     Treasury 1-5
                 Securities Fund -     Year Index
                      Class A
----------------------------------------------------------------
     11/01/1991       $9,775            $10,000        $10,000
     11/30/1991       $9,864            $10,113        $10,029
     12/31/1991       $10,103           $10,308        $10,036
     01/31/1992       $9,963            $10,256        $10,051
     02/29/1992       $9,986            $10,282        $10,087
     03/31/1992       $9,938            $10,258        $10,139
     04/30/1992       $10,026           $10,357        $10,153
     05/31/1992       $10,172           $10,483        $10,167
     06/30/1992       $10,328           $10,620        $10,204
     07/31/1992       $10,546           $10,785        $10,225
     08/31/1992       $10,656           $10,894        $10,254
     09/30/1992       $10,842           $11,026        $10,282
     10/31/1992       $10,667           $10,916        $10,318
     11/30/1992       $10,602           $10,879        $10,333
     12/31/1992       $10,773           $11,001        $10,326
     01/31/1993       $10,974           $11,174        $10,376
     02/28/1993       $11,165           $11,305        $10,413
     03/31/1993       $11,211           $11,344        $10,449
     04/30/1993       $11,278           $11,430        $10,478
     05/31/1993       $11,240           $11,391        $10,493
     06/30/1993       $11,386           $11,514        $10,508
     07/31/1993       $11,401           $11,535        $10,508
     08/31/1993       $11,576           $11,673        $10,537
     09/30/1993       $11,612           $11,712        $10,559
     10/31/1993       $11,631           $11,740        $10,602
     11/30/1993       $11,565           $11,714        $10,610
     12/31/1993       $11,608           $11,761        $10,610
     01/31/1994       $11,726           $11,858        $10,639
     02/28/1994       $11,549           $11,737        $10,675
     03/31/1994       $11,392           $11,622        $10,711
     04/30/1994       $11,301           $11,555        $10,726
     05/31/1994       $11,310           $11,568        $10,734
     06/30/1994       $11,308           $11,585        $10,770
     07/31/1994       $11,442           $11,711        $10,799
     08/31/1994       $11,467           $11,748        $10,842
     09/30/1994       $11,390           $11,684        $10,872
     10/31/1994       $11,406           $11,699        $10,879
     11/30/1994       $11,342           $11,641        $10,893
     12/31/1994       $11,358           $11,668        $10,893
     01/31/1995       $11,524           $11,845        $10,937
     02/28/1995       $11,701           $12,045        $10,981
     03/31/1995       $11,764           $12,113        $11,017
     04/30/1995       $11,865           $12,237        $11,053
     05/31/1995       $12,095           $12,519        $11,075
     06/30/1995       $12,162           $12,594        $11,098
     07/31/1995       $12,193           $12,622        $11,098
     08/31/1995       $12,261           $12,708        $11,126
     09/30/1995       $12,317           $12,779        $11,149
     10/31/1995       $12,421           $12,903        $11,185
     11/30/1995       $12,525           $13,037        $11,178
     12/31/1995       $12,618           $13,150        $11,170
     01/31/1996       $12,699           $13,270        $11,236
     02/29/1996       $12,647           $13,178        $11,272
     03/31/1996       $12,619           $13,136        $11,330
     04/30/1996       $12,615           $13,124        $11,374
     05/31/1996       $12,625           $13,134        $11,396
     06/30/1996       $12,722           $13,245        $11,403
     07/31/1996       $12,756           $13,292        $11,425
     08/31/1996       $12,791           $13,326        $11,446
     09/30/1996       $12,902           $13,470        $11,483
     10/31/1996       $13,038           $13,655        $11,520
     11/30/1996       $13,150           $13,782        $11,541
     12/31/1996       $13,122           $13,747        $11,541
     01/31/1997       $13,171           $13,808        $11,578
     02/28/1997       $13,194           $13,832        $11,614
     03/31/1997       $13,165           $13,790        $11,643
     04/30/1997       $13,267           $13,922        $11,657
     05/31/1997       $13,355           $14,022        $11,650
     06/30/1997       $13,444           $14,130        $11,664
     07/31/1997       $13,600           $14,338        $11,678
     08/31/1997       $13,597           $14,319        $11,700
     09/30/1997       $13,701           $14,450        $11,730
     10/31/1997       $13,805           $14,587        $11,759
     11/30/1997       $13,816           $14,616        $11,752
     12/31/1997       $13,921           $14,726        $11,738
     01/31/1998       $14,067           $14,899        $11,760
     02/28/1998       $14,064           $14,893        $11,783
     03/31/1998       $14,103           $14,943        $11,805
     04/30/1998       $14,169           $15,014        $11,826
     05/31/1998       $14,235           $15,104        $11,847
     06/30/1998       $14,301           $15,190        $11,862
     07/31/1998       $14,368           $15,256        $11,876
     08/31/1998       $14,557           $15,498        $11,890
     09/30/1998       $14,761           $15,791        $11,904
     10/31/1998       $14,824           $15,856        $11,933
     11/30/1998       $14,789           $15,813        $11,933
     12/31/1998       $14,833           $15,867        $11,926
     01/31/1999       $14,891           $15,934        $11,954
     02/28/1999       $14,764           $15,790        $11,969
     03/31/1999       $14,852           $15,901        $12,005
     04/30/1999       $14,882           $15,947        $12,092
     05/31/1999       $14,811           $15,893        $12,092
     06/30/1999       $14,842           $15,939        $12,092
     07/31/1999       $14,828           $15,974        $12,129
     08/31/1999       $14,862           $16,018        $12,158
     09/30/1999       $14,999           $16,132        $12,216
     10/31/1999       $15,048           $16,160        $12,238
     11/30/1999       $15,068           $16,177        $12,245
     12/31/1999       $15,057           $16,168        $12,245
     01/31/2000       $14,993           $16,139        $12,282
     02/29/2000       $15,109           $16,253        $12,355
     03/31/2000       $15,211           $16,393        $12,456
     04/30/2000       $15,237           $16,409        $12,463
     05/31/2000       $15,232           $16,478        $12,478
     06/30/2000       $15,459           $16,683        $12,543
     07/31/2000       $15,547           $16,789        $12,572
     08/31/2000       $15,700           $16,935        $12,572
     09/30/2000       $15,854           $17,073        $12,637
     10/31/2000       $15,930           $17,172        $12,659
     11/30/2000       $16,101           $17,366        $12,667
     12/31/2000       $16,321           $17,616        $12,659
     01/31/2001       $16,510           $17,839        $12,739
     02/28/2001       $16,620           $17,979        $12,790
     03/31/2001       $16,730           $18,128        $12,819
     04/30/2001       $16,743           $18,126        $12,870
     05/31/2001       $16,806           $18,215        $12,928
     06/30/2001       $16,820           $18,275        $12,950
     07/31/2001       $17,059           $18,542        $12,914
     08/31/2001       $17,184           $18,681        $12,914
     09/30/2001       $17,442           $19,040        $12,972
     10/31/2001       $17,651           $19,268        $12,928

                      76.51%            92.68%          29.28%

                        ADVISOR CLASS (11/1/91-10/31/01)(8)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund--Advisor Class as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index(7) and the CPI(7) from 11/1/91 to 10/31/01.

                       Franklin           Lehman         CPI
                  Short-Intermediate     Brothers
                    U.S. Government     Short U.S.
                   Securities Fund -     Treasury
                     Advisor Class       1-5 Year
                                          Index
----------------------------------------------------------------
     11/01/1991       $10,000            $10,000       $10,000
     11/30/1991       $10,091            $10,113       $10,029
     12/31/1991       $10,335            $10,308       $10,036
     01/31/1992       $10,192            $10,256       $10,051
     02/29/1992       $10,216            $10,282       $10,087
     03/31/1992       $10,167            $10,258       $10,139
     04/30/1992       $10,256            $10,357       $10,153
     05/31/1992       $10,405            $10,483       $10,167
     06/30/1992       $10,566            $10,620       $10,204
     07/31/1992       $10,789            $10,785       $10,225
     08/31/1992       $10,901            $10,894       $10,254
     09/30/1992       $11,091            $11,026       $10,282
     10/31/1992       $10,912            $10,916       $10,318
     11/30/1992       $10,846            $10,879       $10,333
     12/31/1992       $11,021            $11,001       $10,326
     01/31/1993       $11,226            $11,174       $10,376
     02/28/1993       $11,422            $11,305       $10,413
     03/31/1993       $11,468            $11,344       $10,449
     04/30/1993       $11,537            $11,430       $10,478
     05/31/1993       $11,498            $11,391       $10,493
     06/30/1993       $11,648            $11,514       $10,508
     07/31/1993       $11,663            $11,535       $10,508
     08/31/1993       $11,842            $11,673       $10,537
     09/30/1993       $11,879            $11,712       $10,559
     10/31/1993       $11,899            $11,740       $10,602
     11/30/1993       $11,830            $11,714       $10,610
     12/31/1993       $11,875            $11,761       $10,610
     01/31/1994       $11,996            $11,858       $10,639
     02/28/1994       $11,814            $11,737       $10,675
     03/31/1994       $11,654            $11,622       $10,711
     04/30/1994       $11,561            $11,555       $10,726
     05/31/1994       $11,570            $11,568       $10,734
     06/30/1994       $11,568            $11,585       $10,770
     07/31/1994       $11,705            $11,711       $10,799
     08/31/1994       $11,731            $11,748       $10,842
     09/30/1994       $11,652            $11,684       $10,872
     10/31/1994       $11,668            $11,699       $10,879
     11/30/1994       $11,603            $11,641       $10,893
     12/31/1994       $11,620            $11,668       $10,893
     01/31/1995       $11,789            $11,845       $10,937
     02/28/1995       $11,970            $12,045       $10,981
     03/31/1995       $12,034            $12,113       $11,017
     04/30/1995       $12,137            $12,237       $11,053
     05/31/1995       $12,373            $12,519       $11,075
     06/30/1995       $12,441            $12,594       $11,098
     07/31/1995       $12,474            $12,622       $11,098
     08/31/1995       $12,543            $12,708       $11,126
     09/30/1995       $12,600            $12,779       $11,149
     10/31/1995       $12,706            $12,903       $11,185
     11/30/1995       $12,813            $13,037       $11,178
     12/31/1995       $12,908            $13,150       $11,170
     01/31/1996       $12,991            $13,270       $11,236
     02/29/1996       $12,938            $13,178       $11,272
     03/31/1996       $12,909            $13,136       $11,330
     04/30/1996       $12,905            $13,124       $11,374
     05/31/1996       $12,915            $13,134       $11,396
     06/30/1996       $13,014            $13,245       $11,403
     07/31/1996       $13,050            $13,292       $11,425
     08/31/1996       $13,085            $13,326       $11,446
     09/30/1996       $13,199            $13,470       $11,483
     10/31/1996       $13,338            $13,655       $11,520
     11/30/1996       $13,452            $13,782       $11,541
     12/31/1996       $13,424            $13,747       $11,541
     01/31/1997       $13,483            $13,808       $11,578
     02/28/1997       $13,507            $13,832       $11,614
     03/31/1997       $13,479            $13,790       $11,643
     04/30/1997       $13,584            $13,922       $11,657
     05/31/1997       $13,675            $14,022       $11,650
     06/30/1997       $13,767            $14,130       $11,664
     07/31/1997       $13,926            $14,338       $11,678
     08/31/1997       $13,925            $14,319       $11,700
     09/30/1997       $14,032            $14,450       $11,730
     10/31/1997       $14,140            $14,587       $11,759
     11/30/1997       $14,166            $14,616       $11,752
     12/31/1997       $14,275            $14,726       $11,738
     01/31/1998       $14,426            $14,899       $11,760
     02/28/1998       $14,425            $14,893       $11,783
     03/31/1998       $14,451            $14,943       $11,805
     04/30/1998       $14,504            $15,014       $11,826
     05/31/1998       $14,587            $15,104       $11,847
     06/30/1998       $14,655            $15,190       $11,862
     07/31/1998       $14,726            $15,256       $11,876
     08/31/1998       $14,907            $15,498       $11,890
     09/30/1998       $15,132            $15,791       $11,904
     10/31/1998       $15,183            $15,856       $11,933
     11/30/1998       $15,148            $15,813       $11,933
     12/31/1998       $15,194            $15,867       $11,926
     01/31/1999       $15,256            $15,934       $11,954
     02/28/1999       $15,127            $15,790       $11,969
     03/31/1999       $15,219            $15,901       $12,005
     04/30/1999       $15,251            $15,947       $12,092
     05/31/1999       $15,179            $15,893       $12,092
     06/30/1999       $15,211            $15,939       $12,092
     07/31/1999       $15,199            $15,974       $12,129
     08/31/1999       $15,235            $16,018       $12,158
     09/30/1999       $15,378            $16,132       $12,216
     10/31/1999       $15,431            $16,160       $12,238
     11/30/1999       $15,452            $16,177       $12,245
     12/31/1999       $15,443            $16,168       $12,245
     01/31/2000       $15,378            $16,139       $12,282
     02/29/2000       $15,498            $16,253       $12,355
     03/31/2000       $15,588            $16,393       $12,456
     04/30/2000       $15,632            $16,409       $12,463
     05/31/2000       $15,629            $16,478       $12,478
     06/30/2000       $15,863            $16,683       $12,543
     07/31/2000       $15,955            $16,789       $12,572
     08/31/2000       $16,113            $16,935       $12,572
     09/30/2000       $16,256            $17,073       $12,637
     10/31/2000       $16,352            $17,172       $12,659
     11/30/2000       $16,514            $17,366       $12,667
     12/31/2000       $16,742            $17,616       $12,659
     01/31/2001       $16,955            $17,839       $12,739
     02/28/2001       $17,068            $17,979       $12,790
     03/31/2001       $17,183            $18,128       $12,819
     04/30/2001       $17,195            $18,126       $12,870
     05/31/2001       $17,260            $18,215       $12,928
     06/30/2001       $17,276            $18,275       $12,950
     07/31/2001       $17,523            $18,542       $12,914
     08/31/2001       $17,652            $18,681       $12,914
     09/30/2001       $17,919            $19,040       $12,972
     10/31/2001       $18,135            $19,268       $12,928

                      81.35%             92.68%         29.28%


                           AVERAGE ANNUAL TOTAL RETURN
ADVISOR CLASS(8)                                                        10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +10.92%

5-Year                                                                    +6.34%

10-Year                                                                   +6.13%

7. Source: Lehman Brothers; Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and five years to maturity and an outstanding par value of at least $100 million for U.S. Government issues. All returns are market value weighted inclusive of accrued interest. The Treasury Index includes all public obligations of the U.S. Treasury and excludes flower bonds and foreign-targeted issues. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


Past performance does not guarantee future results.                           31

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                             CLASS A
                                                      ----------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $15.93     $12.75     $11.75     $14.74     $13.45
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .76        .75        .61        .62        .64
  Net realized and unrealized gains (losses) .......     (2.12)      3.08       1.03      (1.92)      2.15
                                                      ----------------------------------------------------
Total from investment operations ...................     (1.36)      3.83       1.64      (1.30)      2.79
                                                      ----------------------------------------------------
Less distributions from:
  Net investment income ............................      (.83)      (.65)      (.64)      (.65)      (.60)
  Net realized gains ...............................      (.67)        --         --      (1.04)      (.90)
                                                      ----------------------------------------------------
Total distributions ................................     (1.50)      (.65)      (.64)     (1.69)     (1.50)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $13.07     $15.93     $12.75     $11.75     $14.74
                                                      ====================================================

Total return(b) ....................................   (9.15)%     30.51%     14.25%    (9.93)%     22.47%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $169,659   $159,130   $129,908   $170,569   $212,631
Ratios to average net assets:
  Expenses .........................................     1.00%      1.05%      1.05%       .98%      1.01%
  Net investment income ............................     5.26%      4.92%      4.92%      4.63%      4.81%
Portfolio turnover rate ............................   163.07%    177.02%    147.75%     79.17%    141.49%

(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                             CLASS C
                                                      ----------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $15.86     $12.70     $11.70     $14.68     $13.41
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .66        .64        .51        .51        .54
  Net realized and unrealized gains (losses) .......     (2.12)      3.06       1.04      (1.91)      2.13
                                                      ----------------------------------------------------
Total from investment operations ...................     (1.46)      3.70       1.55      (1.40)      2.67
                                                      ----------------------------------------------------
Less distributions from:
  Net investment income ............................      (.72)      (.54)      (.55)      (.54)      (.50)
  Net realized gains ...............................      (.67)        --         --      (1.04)      (.90)
                                                      ----------------------------------------------------
Total distributions ................................     (1.39)      (.54)      (.55)     (1.58)     (1.40)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $13.01     $15.86     $12.70     $11.70     $14.68
                                                      ====================================================

Total return(b) ....................................   (9.82)%     29.54%     13.48%   (10.61)%     21.54%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $46,861    $35,525    $29,148    $41,533    $35,282
Ratios to average net assets:
  Expenses .........................................     1.75%      1.77%      1.80%      1.73%      1.74%
  Net investment income ............................     4.55%      4.21%      4.16%      3.93%      4.04%
Portfolio turnover rate ............................   163.07%    177.02%    147.75%     79.17%    141.49%

(a)  Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


See notes to financial statements.                                            33

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

                                                                                       SHARES/
    FRANKLIN CONVERTIBLE SECURITIES FUND                                               WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------
    WARRANTS 1.0%
    ELECTRONIC TECHNOLOGY
(a) Micron Technology Inc., wts., A, 5/15/08 (COST $3,008,575) .......................   275,000     $   2,096,875
                                                                                                    -------------
    CONVERTIBLE PREFERRED STOCKS 44.1%
    COMMERCIAL SERVICES 1.7%
    United Rentals Trust I, 6.50%, cvt. pfd., Reg S .................................   125,000         3,742,188
                                                                                                    -------------
    CONSUMER NON-DURABLES 1.3%
    Suiza Capital Trust II, 5.50%, cvt. pfd., .......................................    65,000         2,900,625
                                                                                                    -------------
    CONSUMER SERVICES 6.3%
    Cendant Corp., 7.75%, cvt. pfd. .................................................   100,000        3,703,000
    MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. .............................   300,000        7,641,000
    Tribune Co. into AOL/Time Warner, 2.00%, cvt. pfd. ..............................    25,000         2,210,575
                                                                                                    -------------
                                                                                                       13,554,575
                                                                                                    -------------
    ELECTRONIC TECHNOLOGY 5.1%
    Credit Suisse First Boston NY into Sun Micro Systems,10.00%, cvt. pfd.  .........   304,000         3,382,000
    Lucent Technologies Inc., 8.00%, cvt. pfd., 144A ................................     2,900         3,356,092
    Raytheon Co., cvt. pfd., 8.25% ..................................................    75,000         4,286,250
                                                                                                    -------------
                                                                                                       11,024,342
                                                                                                    -------------
    ENERGY MINERALS 2.5%
    Newfield Financial Trust I, 6.50%, cvt. pfd. ....................................   100,000         5,444,000
                                                                                                    -------------
    FINANCE 4.8%
    Host Marriott Corp., 6.75%, cvt. pfd.  ..........................................    52,800         1,396,560
    MetLife Capital Trust I, 8.00%, cvt. pfd. .......................................    30,000         2,560,200
    Sovereign Bancorp Inc., 7.50%, cvt. pfd. ........................................    45,000         2,705,625
    Washington Mutual Inc. 5.375%, cvt. pfd., .......................................    80,000         3,795,000
                                                                                                    -------------
                                                                                                       10,457,385
                                                                                                    -------------
    HEALTH SERVICES 3.8%
    Anthem Inc., 6.00%, cvt. pfd. ...................................................    25,000         1,421,250
    Caremark RX Capital Trust I, 7.00%, cvt. pfd. ...................................    50,000         4,762,500
    Express Scripts Exchange Trust, 7.00%, cvt. pfd. ................................    25,000         1,998,600
                                                                                                    -------------
                                                                                                        8,182,350
                                                                                                    -------------
    INDUSTRIAL SERVICES 3.1%
    Weatherford International Inc., 5.00%, cvt. pfd. ................................   150,000         6,660,000
                                                                                                    -------------
    PROCESS INDUSTRIES 3.0%
    Georgia-Pacific Corp., 7.50%, cvt. pfd. .........................................   100,000         3,220,650
    International Paper Co., 5.25%, cvt. pfd. .......................................    75,000         3,312,525
                                                                                                    -------------
                                                                                                        6,533,175
                                                                                                    -------------
    TECHNOLOGY SERVICES 3.8%
    Electronic Data Systems Corp., 7.625%, cvt .pfd. ................................   150,000         8,220,000
                                                                                                    -------------
    TRANSPORTATION 3.4%
    Canadian National Railway Co., 5.25%, cvt. Pfd. (Canada) ........................    70,000         3,920,700
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ...................................    75,000         3,477,788
                                                                                                    -------------
                                                                                                        7,398,488
                                                                                                    -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                       SHARES/
FRANKLIN CONVERTIBLE SECURITIES FUND                                                   WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
UTILITIES 5.3%
AES Trust III, 6.75%, cvt. pfd. .................................................        85,000     $   2,777,800
Calpine Capital Trust, 5.75%, cvt. pfd. .........................................        40,000         3,580,000
Duke Energy Corp., 8.25%, cvt. pfd. .............................................       100,000         2,750,000
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E  ..................................       123,300         2,355,030
                                                                                                    -------------
                                                                                                       11,462,830
                                                                                                    -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $94,829,651) ...........................                      95,579,958
                                                                                                    -------------

                                                                                   PRINCIPAL(b)
                                                                                     AMOUNT
                                                                                   ------------
CONVERTIBLE BONDS 48.9%
COMMUNICATIONS 3.3%
Nextel Communications Inc., cvt., 4.75%, 7/01/07 ................................  $  5,000,000         3,181,250
NTL Communications Corp., cvt., 6.75%, 5/15/08 ..................................     9,000,000         4,050,000
                                                                                                    -------------
                                                                                                        7,231,250
                                                                                                    -------------
CONSUMER SERVICES 10.2%
Adelphia Communications Corp., cvt., 6.00%, 2/15/06 .............................     8,300,000         5,903,374
Charter Communications Inc., cvt., 4.75%, 6/01/06 ...............................     8,000,000         6,740,000
Echostar Communications Corp., cvt., 4.875%, 1/01/07 ............................     5,000,000         4,275,000
Liberty Media Corp. into Viacom, cvt., 3.25%, 3/15/31 ...........................     6,000,000         5,137,500
                                                                                                    -------------
                                                                                                       22,055,874
                                                                                                    -------------
DISTRIBUTION SERVICES .7%
Amerisource Health Corp., cvt., 5.00%, 12/01/07 .................................     1,000,000         1,445,000
                                                                                                    -------------
ELECTRONIC TECHNOLOGY 15.1%
Advanced Energy Industries Inc., cvt., A, 144A, 5.00%, 9/01/06 ...................     4,000,000         3,837,800
ASM Lithography Holding NV, cvt., 144A, 5.75%, 10/15/06 .........................     2,000,000         2,118,750
International Rectifier Corp., cvt., 4.25%, 7/15/07 .............................     5,000,000         4,200,000
Lam Research Corp., cvt., 4.00%, 6/01/06 ........................................     2,000,000         1,615,000
Lattice Semiconductor Co, cvt., 4.75%, 11/01/06 .................................     3,000,000         3,247,500
Liberty Media Corp. into Motorola, cvt., 3.50%, 1/15/31 .........................    10,000,000         7,850,000
Sanmina Corp., cvt., 4.25%, 5/01/04 .............................................     2,500,000         2,490,625
SCI Systems Inc., cvt., 3.00%, 3/15/07 ..........................................     6,000,000         4,605,000
Semtech Corp., cvt., 4.50%, 2/01/07 .............................................     2,500,000         2,778,124
                                                                                                    -------------
                                                                                                       32,742,799
                                                                                                    -------------
FINANCE 3.7%
E*trade Group Inc., cvt., 6.00%, 2/01/07 ........................................     7,000,000         4,567,500
JMH Finance Ltd. JP Morgan Chase, cvt., 144A, 4.75%, 9/06/07 (United Kingdom) ...     3,500,000         3,360,000
                                                                                                    -------------
                                                                                                        7,927,500
                                                                                                    -------------
HEALTH SERVICES 1.3%
Community Health Systems Inc., cvt., 4.25%, 10/15/08 ............................     3,000,000         2,925,000
                                                                                                    -------------
HEALTH TECHNOLOGY 8.5%
Alpharma Inc., cvt., 3.00%, 6/01/06 .............................................     5,000,000         5,375,000
Aviron, cvt., 5.25%, 2/01/08 ....................................................     2,000,000         1,632,500

FRANKLIN  INVESTORS  SECURITIES  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                   PRINCIPAL(b)
                                                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
    Cor Therapeutics Inc., cvt., 4.50%, 6/15/06 .................................  $  3,000,000     $   2,651,250
    ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08 ........................     4,500,000         4,387,500
    Ivax Corp., cvt., 5.50%, 5/15/07 ............................................     4,500,000         4,477,500
                                                                                                    -------------
                                                                                                       18,523,750
                                                                                                    -------------
    PRODUCER MANUFACTURING 1.4%
    Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 .......................     4,000,000         3,000,000
                                                                                                    -------------
    TECHNOLOGY SERVICES 3.8%
    Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ...............     1,200,000         2,521,992
    BEA Systems Inc., cvt., 4.00%, 12/15/06 .....................................     3,000,000         2,359,170
    Rational Software Corp., cvt., 5.00%, 2/01/07 ...............................     4,000,000         3,270,000
                                                                                                    -------------
                                                                                                        8,151,162
                                                                                                    -------------
    UTILITIES .9%
    Orion Power Holdings Inc., cvt., 4.50%, 6/01/08 .............................     2,000,000         1,980,000
                                                                                                    -------------
    TOTAL CONVERTIBLE BONDS (COST $116,278,539) .................................                     105,982,335
                                                                                                    -------------
    TOTAL LONG TERM INVESTMENTS (COST $214,116,765) .............................                     203,659,168
                                                                                                    -------------
(c) REPURCHASE AGREEMENT 5.8%
    Joint Repurchase Agreement, 2.567%, 11/01/01,
    (Maturity value $12,526,074)(COST $12,525,181) ..............................    12,525,181        12,525,181
     ABN AMRO Inc.
     Banc of America Securities, LLC
     Barclays Capital Inc.
     Bear, Stearns & Co., Inc.
     BMO Nesbitt Burns Corp.
     BNP Paribas Securities Corp.
     Credit Suisse First Boston Corp.
     Deutsche Banc Alex Brown Inc.
     Dresdner Kleinwort Wasserstein Securities, LLC
     Morgan Stanley & Co., Inc.
     SG Cowen Securities Corp.
     UBS Warburg, LLC
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
      Government Agency Securities
                                                                                                    -------------
    TOTAL INVESTMENTS (COST $226,641,946) 99.8% .................................                     216,184,349
    OTHER ASSETS, LESS LIABILITIES .2% ..........................................                         335,883
                                                                                                    -------------
    NET ASSETS 100.0% ...........................................................                   $ 216,520,232
                                                                                                    =============

(a)  Non-income producing
(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.
(c) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2001, all repurchase agreements had been entered into on that date.


36                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                           CLASS A
                                                      ----------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $19.82     $19.20     $19.93     $19.31     $16.41
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .43        .53        .58        .64        .64
  Net realized and unrealized gains (losses) .......     (1.60)      1.89        .36       1.42       3.23
                                                      ----------------------------------------------------
Total from investment operations ...................     (1.17)      2.42        .94       2.06       3.87
                                                      ----------------------------------------------------
Less distributions from:
  Net investment income ............................      (.46)      (.52)      (.60)      (.65)      (.64)
  Net realized gains ...............................      (.43)     (1.28)     (1.07)      (.79)      (.33)
                                                      ----------------------------------------------------
Total distributions ................................      (.89)     (1.80)     (1.67)     (1.44)      (.97)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $17.76     $19.82     $19.20     $19.93     $19.31
                                                      ====================================================

Total return(b) ....................................   (6.22)%     14.05%      4.90%     10.96%     24.40%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $373,232   $344,671   $385,968   $428,228   $352,555
Ratios to average net assets:
  Expenses .........................................      .99%      1.04%       .94%       .94%       .97%
  Net investment income ............................     2.19%      2.94%      2.95%      3.20%      3.62%
Portfolio turnover rate ............................   114.13%     69.75%     50.20%     30.65%     29.04%

(a)  Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                 CLASS B
                                                      ------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                      ------------------------------
                                                          2001       2000       1999(c)
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $19.76     $19.16     $19.37
                                                      ------------------------------
Income from investment operations:
  Net investment income(a) .........................       .27        .39        .33
  Net realized and unrealized gains (losses) .......     (1.59)      1.88       (.16)
                                                      ------------------------------
Total from investment operations ...................     (1.32)      2.27        .17
                                                      ------------------------------
Less distributions from:
  Net investment income ............................      (.31)      (.39)      (.38)
  Net realized gains ...............................      (.43)     (1.28)        --
                                                      ------------------------------
Total distributions ................................      (.74)     (1.67)      (.38)
                                                      ------------------------------
Net asset value, end of year .......................    $17.70     $19.76     $19.16
                                                      ==============================

Total return(b) ....................................   (6.97)%     13.17%       .86%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $10,661     $4,509     $2,493
Ratios to average net assets:
  Expenses .........................................     1.73%      1.78%      1.69%(d)
  Net investment income ............................     1.41%      2.18%      2.03%(d)
Portfolio turnover rate ............................   114.13%     69.75%     50.20%

(a)  Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  For the period January 1, 1999 (effective date) to October 31, 1999.
(d)  Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                            CLASS C
                                                      ----------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $19.77     $19.14     $19.88     $19.26     $16.38
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .28        .40        .43        .50        .50
  Net realized and unrealized gains (losses) .......     (1.61)      1.89        .36       1.41       3.22
                                                      ----------------------------------------------------
Total from investment operations ...................     (1.33)      2.29        .79       1.91       3.72
                                                      ----------------------------------------------------
Less distributions from:
  Net investment income ............................      (.31)      (.38)      (.46)      (.50)      (.51)
  Net realized gains ...............................      (.43)     (1.28)     (1.07)      (.79)      (.33)
                                                      ----------------------------------------------------
Total distributions ................................      (.74)     (1.66)     (1.53)     (1.29)      (.84)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $17.70     $19.77     $19.14     $19.88     $19.26
                                                      ====================================================

Total return(b) ....................................   (7.00)%     13.26%      4.11%     10.16%     23.40%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $84,912    $73,387    $82,353    $81,078    $45,277
Ratios to average net assets:
  Expenses .........................................     1.74%      1.78%      1.69%      1.69%      1.72%
  Net investment income ............................     1.44%      2.20%      2.20%      2.45%      2.78%
Portfolio turnover rate ............................   114.13%     69.75%     50.20%     30.65%     29.04%

(a)  Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.                     39

FRANKLIN  INVESTORS  SECURITIES  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

FRANKLIN EQUITY INCOME FUND                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 77.0%
COMMERCIAL SERVICES 2.0%
Interpublic Group of Cos. Inc. ..................................................       235,000     $   5,275,750
The McGraw-Hill Cos. Inc. .......................................................        79,000         4,153,820
                                                                                                    -------------
                                                                                                        9,429,570
                                                                                                    -------------
COMMUNICATIONS 6.1%
ALLTEL Corp. ....................................................................        75,000         4,285,500
AT&T Corp. ......................................................................       369,250         5,631,063
SBC Communications Inc. .........................................................       210,500         8,022,155
Sprint Corp. (FON Group) ........................................................       160,000         3,200,000
Verizon Communications ..........................................................       147,450         7,344,485
                                                                                                    -------------
                                                                                                       28,483,203
                                                                                                    -------------
CONSUMER DURABLES 5.3%
The Black & Decker Corp. ........................................................       177,000         5,856,930
Brunswick Corp. .................................................................       137,000         2,450,930
Mattel Inc. .....................................................................       335,000         6,341,550
Newell Rubbermaid Inc. ..........................................................       200,000         5,528,000
Whirlpool Corp. .................................................................        80,000         4,721,600
                                                                                                    -------------
                                                                                                       24,899,010
                                                                                                    -------------
CONSUMER NON-DURABLES 6.6%
Coca-Cola Co. ...................................................................       100,000         4,788,000
H.J. Heinz Co. ..................................................................        75,000         3,183,000
Kimberly-Clark Corp. ............................................................       108,900         6,045,039
Philip Morris Cos. Inc. .........................................................       138,200         6,467,760
Procter & Gamble Co. ............................................................        70,000         5,164,600
R.J. Reynolds Tobacco Holdings Inc. .............................................        93,700         5,250,948
                                                                                                    -------------
                                                                                                       30,899,347
                                                                                                    -------------
CONSUMER SERVICES 1.4%
Gannett Co. Inc. ................................................................        55,000         3,476,000
The Walt Disney Co. .............................................................       159,300         2,961,387
                                                                                                    -------------
                                                                                                        6,437,387
                                                                                                    -------------
ELECTRONIC TECHNOLOGY 4.9%
Boeing Co. ......................................................................       100,000         3,260,000
Diebold Inc. ....................................................................       130,000         4,719,000
Hewlett-Packard Co. .............................................................       365,000         6,142,950
Nokia Corp., ADR (Finland) ......................................................       150,000         3,076,500
PerkinElmer Inc. ................................................................        81,000         2,179,710
Rockwell International Corp. ....................................................       240,700         3,316,846
                                                                                                    -------------
                                                                                                       22,695,006
                                                                                                    -------------
ENERGY MINERALS 7.0%
BP Amoco PLC, ADR (United Kingdom) ..............................................        94,000         4,543,960
ChevronTexaco Corp. .............................................................       110,260         9,763,523
Conoco Inc. B ...................................................................       260,131         6,685,367
Exxon Mobil Corp. ...............................................................       121,434         4,790,571
Petroleo Brasileiro (Petrobras) SA, ADR (Brazil) ................................       170,100         3,402,000

FRANKLIN  INVESTORS  SECURITIES  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

FRANKLIN EQUITY INCOME FUND                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY MINERALS (CONT.)
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..............................        75,000     $   3,788,250
                                                                                                    -------------
                                                                                                       32,973,671
                                                                                                    -------------
FINANCE 15.7%
ABN Amro Holding NV, ADR (Netherlands) ..........................................       120,000         1,837,200
Aegon NV, ADR (Netherlands) .....................................................       185,000         4,639,800
Bank of America Corp. ...........................................................        95,000         5,604,050
Citigroup Inc. ..................................................................       160,000         7,283,200
Fleet Boston Financial Corp. ....................................................       219,915         7,226,407
Freddie Mac .....................................................................       110,000         7,460,200
GATX Corp. ......................................................................       178,700         4,726,615
JP Morgan Chase & Co. ...........................................................       228,250         8,070,920
KeyCorp .........................................................................       299,000         6,356,740
Lincoln National Corp. ..........................................................        50,000         2,117,500
Morgan Stanley Dean Witter & Co. ................................................        45,000         2,201,400
St. Paul Cos. Inc. ..............................................................        72,300         3,318,570
Washington Mutual Inc. ..........................................................       272,000         8,211,680
Wells Fargo & Co. ...............................................................       120,000         4,740,000
                                                                                                    -------------
                                                                                                       73,794,282
                                                                                                    -------------
HEALTH SERVICES .6%
CIGNA Corp. .....................................................................        37,900         2,762,910
                                                                                                    -------------
HEALTH TECHNOLOGY 5.7%
American Home Products Corp. ....................................................       120,000         6,699,600
Merck & Co. Inc. ................................................................       100,000         6,381,000
Pfizer Inc. .....................................................................       170,000         7,123,000
Schering-Plough Corp. ...........................................................       180,000         6,692,400
                                                                                                    -------------
                                                                                                       26,896,000
                                                                                                    -------------
NON-ENERGY MINERALS .6%
Weyerhaeuser Co. ................................................................         60,000        2,994,600
                                                                                                    -------------
PROCESS INDUSTRIES 1.9%
Dow Chemical Co. ................................................................         99,500        3,308,375
E.I. du Pont de Nemours and Co. .................................................        145,000        5,798,550
                                                                                                    -------------
                                                                                                        9,106,925
                                                                                                    -------------
PRODUCER MANUFACTURING 6.0%
Avery Dennison Corp. ............................................................         75,000        3,472,500
Dover Corp. .....................................................................         30,000          988,500
Emerson Electric Co. ............................................................         57,000        2,794,140
General Electric Co. ............................................................        130,000        4,733,300
Honeywell International Inc. ....................................................        140,000        4,137,000
Pitney Bowes Inc. ...............................................................        128,500        4,710,810
TRW Inc. ........................................................................        220,000        7,433,800
                                                                                                    -------------
                                                                                                       28,270,050
                                                                                                    -------------
REAL ESTATE 3.9%
Equity Office Properties Trust ..................................................       145,000         4,132,500
Equity Residential Properties Trust .............................................       202,600         5,257,470

FRANKLIN  INVESTORS  SECURITIES  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

FRANKLIN EQUITY INCOME FUND                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Glenborough Realty Trust Inc. ...................................................       225,700     $   3,924,923
Vornado Realty Trust ............................................................       120,000         4,704,000
                                                                                                    -------------
                                                                                                       18,018,893
                                                                                                    -------------
RETAIL TRADE 3.9%
GAP Inc. ........................................................................       295,000         3,855,650
The Limited Inc. ................................................................       385,000         4,292,750
May Department Stores Co. .......................................................       173,100         5,443,995
Sears, Roebuck & Co. ............................................................       120,000         4,652,400
                                                                                                    -------------
                                                                                                       18,244,795
                                                                                                    -------------
TECHNOLOGY SERVICES 2.1%
Automatic Data Processing Inc. ..................................................        86,000         4,442,760
Paychex Inc. ....................................................................       160,000         5,129,600
                                                                                                    -------------
                                                                                                        9,572,360
                                                                                                    -------------
UTILITIES 3.3%
CMS Energy Corp. ................................................................       165,000         3,549,150
National Fuel Gas Co. ...........................................................       169,200         3,960,972
Sierra Pacific Resources ........................................................       311,200         4,515,512
Vectren Corp. ...................................................................       169,000         3,570,970
                                                                                                    -------------
                                                                                                       15,596,604
                                                                                                    -------------
TOTAL COMMON STOCKS ($336,102,267) ..............................................                     361,074,613
                                                                                                    -------------
CONVERTIBLE PREFERRED STOCKS 8.1%
CONSUMER SERVICES .6%
MediaOne Group Inc., into Vodaphone, 7.00%, cvt. pfd. ...........................       118,400         3,015,648
                                                                                                    -------------
ELECTRONIC TECHNOLOGY .9%
Raytheon Co., 8.25%, cvt. pfd. ..................................................        70,700         4,040,505
                                                                                                    -------------
FINANCE 1.4%
Host Marriott Corp., 6.75%, cvt. pfd. ...........................................        95,100         2,515,395
MetLife Capital Trust I, 8.00%, cvt. pfd. .......................................        45,000         3,840,300
                                                                                                    -------------
                                                                                                        6,355,695
                                                                                                    -------------
HEALTH SERVICES 1.7%
Caremark RX Capital Trust I, 7.00%, cvt. pfd. ...................................        47,700         4,543,425
Express Scripts Exchange Trust, 7.00%, cvt. pfd. ................................        45,000         3,597,480
                                                                                                    -------------
                                                                                                        8,140,905
                                                                                                    -------------
PROCESS INDUSTRIES .7%
Georgia-Pacific Corp., 7.50%, cvt. pfd. .........................................        95,000         3,059,618
                                                                                                    -------------
RETAIL TRADE .9%
Kmart Financing I, 7.75%, cvt. pfd. .............................................       120,000         4,224,000
                                                                                                    -------------
TECHNOLOGY SERVICES .9%
Electronic Data Systems Corp., 7.625%, cvt. pfd. ................................        76,700         4,203,160
                                                                                                    -------------
UTILITIES 1.0%
Duke Energy Corp., 8.25%, cvt. pfd. .............................................       175,000         4,812,500
                                                                                                    -------------
TOTAL CONVERTIBLE PREFERRED STOCKS ($35,086,792) ................................                      37,852,031
                                                                                                    -------------

FRANKLIN  INVESTORS  SECURITIES  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                   PRINCIPAL
    FRANKLIN EQUITY INCOME FUND                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS 7.4%
    CONSUMER SERVICES 1.0%
    Liberty Media Corp. into Viacom, cvt., 3.25%, 3/15/31 .......................  $  5,250,000     $   4,495,313
                                                                                                    -------------
    DISTRIBUTION SERVICES .7%
    Amerisource Health Corp., cvt., 5.00%, 12/01/07 .............................     2,250,000         3,251,250
                                                                                                    -------------
    ELECTRONIC TECHNOLOGY 1.0%
    Lattice Semiconductor Co, cvt., 4.75%, 11/01/06 .............................     2,250,000         2,435,625
    SCI Systems Inc., cvt., 3.00%, 3/15/07 ......................................     2,900,000         2,225,750
                                                                                                    -------------
                                                                                                        4,661,375
                                                                                                    -------------
    HEALTH TECHNOLOGY 1.7%
    ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08 ........................     4,600,000         4,485,000
    IVAX Corp., cvt., 5.50%, 5/15/07 ............................................     3,740,000         3,721,298
                                                                                                    -------------
                                                                                                        8,206,298
                                                                                                    -------------
    RETAIL TRADE .7%
    Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08 .............................     3,200,000         3,164,000
                                                                                                    -------------
    TECHNOLOGY SERVICES 2.3%
    Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ...............     2,400,000         5,043,984
    BEA Systems Inc., cvt., 4.00%, 12/15/06 .....................................     2,800,000         2,201,892
    Liberty Media Corp. into Motorola, cvt., 3.50%, 1/15/31 .....................     4,800,000         3,768,000
                                                                                                    -------------
                                                                                                       11,013,876
                                                                                                    -------------
    TOTAL CONVERTIBLE BONDS (COST $34,336,073) ..................................                      34,792,112
                                                                                                    -------------
    TOTAL LONG TERM INVESTMENTS (COST $405,525,132) .............................                     433,718,756
                                                                                                    -------------
(a) REPURCHASE AGREEMENT 7.6%
    Joint Repurchase Agreement, 2.567%, 11/01/01, (Maturity Value $35,654,974)
     (COST $35,652,432) .........................................................    35,652,432        35,652,432
     ABN AMRO Inc.
     Banc of America Securities, LLC
     Barclays Capital Inc.
     Bear, Stearns & Co., Inc.
     BMO Nesbitt Burns Corp.
     BNP Paribas Securities Corp.
     Credit Suisse First Boston Corp.
     Deutsche Banc Alex Brown Inc.
     Dresdner Kleinwort Wasserstein Securities, LLC
     Morgan Stanley & Co., Inc.
     SG Cowen Securities Corp.
     UBS Warburg, LLC
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                    -------------
    TOTAL INVESTMENTS (COST $441,177,564) 100.1% ................................                     469,371,188
    OTHER ASSETS, LESS LIABILITIES (.1)% ........................................                        (565,629)
                                                                                                    -------------
    NET ASSETS 100.0% ...........................................................                   $ 468,805,559
                                                                                                    =============

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2001, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                    43

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                             CLASS A
                                                      ----------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997
                                                     -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $10.09     $10.11     $10.46     $10.29     $10.28
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .55        .57        .53        .54        .57
  Net realized and unrealized gains (losses) .......       .51         --       (.38)       .19        .02
                                                      ----------------------------------------------------
Total from investment operations ...................      1.06        .57        .15        .73        .59
                                                      ----------------------------------------------------
Less distributions from net investment income ......      (.57)      (.59)      (.50)      (.56)      (.58)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $10.58     $10.09     $10.11     $10.46     $10.29
                                                      ====================================================

Total return(b) ....................................    10.81%      5.86%      1.51%      7.38%      5.88%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $193,236   $141,646   $176,114   $224,132   $192,051
Ratios to average net assets:
  Expenses .........................................      .86%       .85%       .79%       .78%       .78%
  Net investment income ............................     5.33%      5.66%      5.18%      5.24%      5.51%
Portfolio turnover rate ............................    53.64%     56.80%     64.26%     37.70%     40.56%

(a)  Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                           ADVISOR CLASS
                                                      ----------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                          2001       2000       1999       1998       1997(c)
                                                     -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $10.08     $10.10     $10.45     $10.30     $10.24
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income(a) .........................       .55        .57        .54        .57        .47
  Net realized and unrealized gains (losses) .......       .52        .01       (.38)       .16        .07
                                                      ----------------------------------------------------
Total from investment operations ...................      1.07        .58        .16        .73        .54
                                                      ----------------------------------------------------
Less distributions from net investment income ......      (.58)      (.60)      (.51)      (.58)      (.48)
                                                      ----------------------------------------------------
Net asset value, end of year .......................    $10.57     $10.08     $10.10     $10.45     $10.30
                                                      ====================================================

Total return(b) ....................................    10.92%      5.97%      1.62%      7.38%      5.45%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $1,184     $1,483     $1,367     $3,644       $385
Ratios to average net assets:
  Expenses .........................................      .76%       .75%       .69%       .69%       .70%(d)
  Net investment income ............................     5.35%      5.76%      5.26%      5.28%      5.35%(d)
Portfolio turnover rate ............................    53.64%     56.80%     64.26%     37.70%     40.56%

(a)  Based on average shares outstanding effective year ended October 31, 1999.
(b)  Total return is not annualized for periods less than one year.
(c)  For the period January 2, 1997 (effective date) to October 31, 1997.
(d)  Annualized


                       See notes to financial statements.                     45

    FRANKLIN INVESTORS SECURITIES TRUST
    STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

                                                                      PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND        AMOUNT           VALUE
 -----------------------------------------------------------------------------------------------
    AGENCY BONDS 25.4%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 12.3%
    5.50%, 5/15/02 - 7/15/06 ..................................    $  7,000,000    $  7,221,498
    6.00%, 6/15/11 ............................................       2,000,000       2,173,712
    6.52%, 1/02/02 ............................................       5,000,000       5,037,030
    7.00%, 3/15/10 ............................................       8,200,000       9,461,611
                                                                                   ------------
                                                                                     23,893,851
                                                                                   ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 13.1%
    5.75%, 4/15/03 ............................................       7,000,000       7,338,674
    6.19%, 2/19/09 ............................................       3,500,000       3,536,141
    6.625%,10/15/07 ...........................................      10,000,000      11,241,640
    7.125%, 3/15/07 ...........................................       3,000,000       3,437,985
                                                                                   ------------
                                                                                     25,554,440
                                                                                   ------------
    TOTAL AGENCY BONDS (COST $46,649,549) .....................                      49,448,291
                                                                                   ------------

    MORTGAGE BACKED SECURITIES 73.7%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 2.9%
    FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ..............       5,316,928       5,618,055
                                                                                   ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 56.8%
    FNMA 7 year balloon, 6.00%, 4/01/04 .......................       7,425,467       7,627,036
    FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06 ............      14,271,206      14,714,128
(a) FNMA 15 year, 5.50%, 12/01/13 - 11/01/16 ..................      15,610,459      15,809,032
(a) FNMA 15 year, 6.00%, 11/01/15 - 10/01/16 ..................      47,399,439      48,743,077
    FNMA 15 year, 6.50%, 12/01/08 - 2/01/12 ...................      12,644,646      13,232,009
    FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 ....................       6,413,640       6,752,177
    FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 ...................       3,381,106       3,580,164
                                                                                   ------------
                                                                                    110,457,623
                                                                                   ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 14.0%
    GNMA 15 year, 6.50%, 10/15/13 - 7/15/14 ...................       7,616,210       7,981,408
    GNMA 15 year, 7.50%, 8/15/05 - 12/15/14 ...................      18,126,812      19,190,046
                                                                                   ------------
                                                                                     27,171,454
                                                                                   ------------
    TOTAL MORTGAGE BACKED SECURITIES (COST $138,478,622) ......                     143,247,132
                                                                                   ------------
    TOTAL LONG TERM INVESTMENTS (COST $185,128,171) ...........                     192,695,423
                                                                                   ------------

    FRANKLIN INVESTORS SECURITIES TRUST
    STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                       PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENT 9.1%
    Joint Repurchase Agreement, 2.567%, 11/01/01, (Maturity Value $17,676,414)
    (COST $17,675,154) ........................................................................     $  17,675,154     $  17,675,154
     ABN AMRO Inc.
     Banc of America Securities, LLC
     Barclays Capital Inc.
     Bear, Stearns & Co., Inc.
     BMO Nesbitt Burns Corp.
     BNP Paribas Securities Corp.
     Credit Suisse First Boston Corp.
     Deutsche Banc Alex Brown Inc.
     Dresdner Kleinwort Wasserstein Securities, LLC
     Morgan Stanley & Co., Inc.
     SG Cowen Securities Corp.
     UBS Warburg, LLC
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
      Agency Securities
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $202,803,325) 108.2% ..............................................                         210,370,577
    OTHER ASSETS, LESS LIABILITIES (8.2)% .....................................................                         (15,950,613)
                                                                                                                      -------------
    NET ASSETS 100.0% .........................................................................                       $ 194,419,964
                                                                                                                      =============



(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2001, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                    47

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                                              FRANKLIN
                                                      FRANKLIN                           SHORT-INTERMEDIATE
                                                    CONVERTIBLE        FRANKLIN EQUITY     U.S.GOVERNMENT
                                                  SECURITIES FUND         INCOME FUND      SECURITIES FUND
                                                  ---------------------------------------------------------
Assets:
  Investments in securities:
    Cost ...................................       $ 226,641,946        $ 441,177,564       $ 202,803,325
                                                   ======================================================
    Value ..................................         216,184,349          469,371,188         210,370,577
  Receivables:
    Investment securities sold .............             656,361            4,941,911                --
    Capital shares sold ....................             598,325            2,252,532           1,569,078
    Dividends and interest .................           2,628,799              998,247           1,150,961
                                                   ------------------------------------------------------
      Total assets .........................         220,067,834          477,563,878         213,090,616
                                                   ------------------------------------------------------

Liabilities:
  Payables:
    Investment securities purchased ........           2,618,507            7,231,148          18,236,719
    Capital shares redeemed ................             616,283              755,833             200,349
    Affiliates .............................             218,687              442,235             124,164
    Shareholders ...........................              48,460              225,659              95,739
  Other liabilities ........................              45,665              103,444              13,681
                                                   ------------------------------------------------------
      Total liabilities ....................           3,547,602            8,758,319          18,670,652
                                                   ------------------------------------------------------
      Net assets, at value .................       $ 216,520,232        $ 468,805,559       $ 194,419,964
                                                   ======================================================
Net assets consist of:
  Undistributed net investment income ......       $     653,165        $          --       $     (33,976)
  Net unrealized appreciation (depreciation)         (10,457,597)          28,193,624           7,567,252
  Accumulated net realized gain (loss) .....          (1,887,742)           4,008,051          (7,437,853)
  Capital shares ...........................         228,212,406          436,603,884         194,324,541
                                                   ------------------------------------------------------
      Net assets, at value .................       $ 216,520,232        $ 468,805,559       $ 194,419,964
                                                   ======================================================


48                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001

                                                                                                                      FRANKLIN
                                                                                FRANKLIN                         SHORT-INTERMEDIATE
                                                                              CONVERTIBLE      FRANKLIN EQUITY     U.S. GOVERNMENT
                                                                            SECURITIES FUND       INCOME FUND      SECURITIES FUND
                                                                            -------------------------------------------------------
CLASS A:
  Net assets, at value ................................................       $169,658,873       $373,232,446       $193,236,381
                                                                              ==================================================
  Shares outstanding ..................................................         12,982,872         21,018,434         18,262,871
                                                                              ==================================================
  Net asset value per share(a) ........................................       $      13.07       $      17.76       $      10.58
                                                                              ==================================================
  Maximum offering price per share (net asset value per share / 94.25%,
    94.25%, 97.75%, respectively) .....................................       $      13.87       $      18.84       $      10.82
                                                                              ==================================================
CLASS B:
  Net assets, at value ................................................                 --       $ 10,660,859                 --
                                                                              ==================================================
  Shares outstanding ..................................................                 --            602,456                 --
                                                                              ==================================================
  Net asset value and maximum offering price per share(a) .............                 --       $      17.70                 --
                                                                              ==================================================

CLASS C:
  Net assets, at value ................................................       $ 46,861,359       $ 84,912,254                 --
                                                                              ==================================================
  Shares outstanding ..................................................          3,602,550          4,796,609                 --
                                                                              ==================================================
  Net asset value per share(a) ........................................       $      13.01       $      17.70                 --
                                                                              ==================================================
  Maximum offering price per share (net asset value per share / 99%) ..       $      13.14       $      17.88                 --
                                                                              ==================================================

ADVISOR CLASS:
  Net assets, at value ................................................                 --                 --       $  1,183,583
                                                                              ==================================================
  Shares outstanding ..................................................                 --                 --            111,958
                                                                              ==================================================
  Net asset value and maximum offering price per share ................                 --                 --       $      10.57
                                                                              ==================================================



(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                     See notes to financial statements.                       49

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                                                FRANKLIN
                                                                     FRANKLIN                              SHORT-INTERMEDIATE
                                                                    CONVERTIBLE          FRANKLIN EQUITY     U.S.GOVERNMENT
                                                                  SECURITIES FUND          INCOME FUND       SECURITIES FUND
                                                                  -----------------------------------------------------------
Investment income:
  Dividends(a).................................................    $  6,704,489           $ 11,156,600        $         --
  Interest ....................................................       6,487,634              3,080,254           9,804,887
                                                                   -------------------------------------------------------
     Total investment income ..................................      13,192,123             14,236,854           9,804,887
                                                                   -------------------------------------------------------
Expenses:
  Management fees (Note 3) ....................................       1,182,795              2,279,023             930,294
  Distribution fees (Note 3)
     Class A ..................................................         417,657                894,762             155,915
     Class B ..................................................              --                 79,120                  --
     Class C ..................................................         423,809                806,945                  --
  Transfer agent fees (Note 3) ................................         299,098                867,447             179,151
  Custodian fees ..............................................           2,157                  3,627               1,569
  Reports to shareholders .....................................          24,375                 59,342              14,861
  Registration and filing fees ................................          34,585                 58,351              61,689
  Professional fees ...........................................          16,990                 23,130              10,402
  Trustees' fees and expenses .................................          12,959                 27,866               9,580
  Other .......................................................           4,597                  5,523               1,095
                                                                   -------------------------------------------------------
     Total expenses ...........................................       2,419,022              5,105,136           1,364,556
                                                                   -------------------------------------------------------
     Net investment income ....................................      10,773,101              9,131,718           8,440,331
                                                                   -------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...................      (1,887,742)             7,690,113             755,207
  Net unrealized appreciation (depreciation) on investments ...     (31,179,628)           (47,893,989)          7,277,127
                                                                   -------------------------------------------------------
Net realized and unrealized gain (loss) .......................     (33,067,370)           (40,203,876)          8,032,334
                                                                   -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(22,294,269)          $(31,072,158)       $ 16,472,665
                                                                   =======================================================


(a) Net of foreign taxes and fees of $65,372 for the Franklin Equity Income
    Fund.


50                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                            FRANKLIN CONVERTIBLE SECURITIES FUND       FRANKLIN EQUITY INCOME FUND
                                                            -----------------------------------------------------------------------
                                                                   2001               2000               2001               2000
                                                            -----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..............................     $  10,773,101      $   8,559,985      $   9,131,718      $  11,430,829
    Net realized gain (loss) from investments ..........        (1,887,742)        12,144,775          7,690,113          9,149,345
    Net unrealized appreciation (depreciation)
      on investments ...................................       (31,179,628)        24,938,138        (47,893,989)        29,128,699
                                                             ----------------------------------------------------------------------
         Net increase (decrease) in net assets resulting
           from operations .............................       (22,294,269)        45,642,898        (31,072,158)        49,708,873
  Distributions to shareholders from:
    Net investment income:
      Class A ..........................................        (9,472,153)        (6,243,372)        (8,363,720)        (9,602,977)
      Class B ..........................................                --                 --           (122,312)           (65,751)
      Class C ..........................................        (2,066,879)        (1,171,254)        (1,270,620)        (1,418,498)
    Net realized gains:
      Class A ..........................................        (6,685,876)                --         (7,463,039)       (25,502,552)
      Class B ..........................................                --                 --           (111,581)          (173,233)
      Class C ..........................................        (1,556,622)                --         (1,589,225)        (5,214,780)
                                                             ----------------------------------------------------------------------
  Total distributions to shareholders ..................       (19,781,530)        (7,414,626)       (18,920,497)       (41,977,791)
  Capital share transactions: (Note 2)
      Class A ..........................................        44,109,480         (2,076,617)        68,092,485        (47,629,933)
      Class B ..........................................                --                 --          7,245,532          1,786,312
      Class C ..........................................        19,831,455           (552,181)        20,893,486        (10,134,574)
                                                             ----------------------------------------------------------------------
  Total capital share transactions .....................        63,940,935         (2,628,798)        96,231,503        (55,978,195)
         Net increase (decrease) in net assets .........        21,865,136         35,599,474         46,238,848        (48,247,113)
Net assets:
  Beginning of year ....................................       194,655,096        159,055,622        422,566,711        470,813,824
                                                             ----------------------------------------------------------------------
  End of year ..........................................     $ 216,520,232      $ 194,655,096      $ 468,805,559      $ 422,566,711
                                                             ======================================================================
Undistributed net investment income included
 in net assets:
  End of year ..........................................     $     653,165      $   1,419,983      $          --      $     385,926
                                                             ======================================================================


                     See notes to financial statements.                      51

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                   FRANKLIN SHORT-INTERMEDIATE
                                                                  U.S. GOVERNMENT SECURITIES FUND
                                                                ---------------------------------
                                                                     2001               2000
                                                                ---------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................     $   8,440,331      $   8,897,646
    Net realized gain (loss) from investments .............           755,207         (2,364,551)
    Net unrealized appreciation on investments ............         7,277,127          2,139,300
                                                                --------------------------------
    Net increase in net assets resulting from operations ..        16,472,665          8,672,395
  Distributions to shareholders from:
    Net investment income:
      Class A .............................................        (8,721,422)        (9,213,924)
      Advisor Class .......................................           (84,079)           (93,801)
                                                                --------------------------------
  Total distributions to shareholders .....................        (8,805,501)        (9,307,725)
  Capital share transactions: (Note 2)
      Class A .............................................        43,998,053        (33,839,480)
      Advisor Class .......................................          (373,948)           122,593
                                                                --------------------------------
  Total capital share transactions ........................        43,624,105        (33,716,887)
        Net increase (decrease) in net assets .............        51,291,269        (34,352,217)
Net assets:
  Beginning of year .......................................       143,128,695        177,480,912
                                                                --------------------------------
  End of year .............................................     $ 194,419,964      $ 143,128,695
                                                                ================================
Undistributed net investment income included in net assets:
  End of year .............................................     $     (33,976)     $     177,762
                                                                ================================


52                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of six series (the Funds). The investment objectives of the Funds included in this report are:

        GROWTH AND INCOME                 INCOME
        -------------------------------------------------------------------------------------
        Convertible Securities Fund       Short-Intermediate U.S. Government Securities Fund
        Equity Income Fund

The following summarizes the Funds' significant accounting policies.

a.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.  INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e.  AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Funds. As of October 31, 2001, the Funds estimate that the current cumulative adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of their investments as listed below:

                                                                         ESTIMATED
                                                                       COST DECREASE
                                                                       -------------
        Franklin Convertible Securities...............................    $264,311
        Franklin Equity Income Fund...................................    $177,886

As permitted, the revised Guide has been implemented early by the Franklin Short-Intermediate U.S. Government Securities Fund for the fiscal year ended October 31, 2001. Prior to November 1, 2000, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $50,599 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended October 31, 2001 was to decrease net investment income by $261,522, increase unrealized gains by $65,793, and increase realized gains by $195,729. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2.  SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                     CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                              A & C
        Equity Income Fund                                       A, B & C
        Short-Intermediate U.S. Government Securities Fund       A & Advisor

At October 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                         CONVERTIBLE SECURITIES FUND                EQUITY INCOME FUND
                                                       --------------------------------------------------------------------
                                                           SHARES           AMOUNT               SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2001
  Shares sold ..................................         6,910,545      $ 100,429,781          7,225,078      $ 137,547,305
  Shares issued in reinvestment of distributions           891,167         12,845,642            684,689         13,179,263
  Shares redeemed ..............................        (4,809,128)       (69,165,943)        (4,278,562)       (82,634,083)
                                                       --------------------------------------------------------------------
  Net increase .................................         2,992,584      $  44,109,480          3,631,205      $  68,092,485
                                                       ====================================================================
Year ended October 31, 2000
  Shares sold ..................................        10,080,650      $ 157,264,142          6,142,019      $ 110,209,796
  Shares issued in reinvestment of distributions           317,324          4,788,259          1,738,950         30,426,262
  Shares redeemed ..............................       (10,592,868)      (164,129,018)       (10,594,274)      (188,265,991)
                                                       --------------------------------------------------------------------
  Net decrease .................................          (194,894)     $  (2,076,617)        (2,713,305)     $ (47,629,933)
                                                       ====================================================================
CLASS B SHARES:
Year ended October 31, 2001
  Shares sold .............................................................................      471,623      $   9,098,125
  Shares issued in reinvestment of distributions ..........................................       10,705            205,225
  Shares redeemed .........................................................................     (108,027)        (2,057,818)
                                                                                                ---------------------------
  Net increase ............................................................................      374,301      $   7,245,532
                                                                                                ===========================

Year ended October 31, 2000
  Shares sold .............................................................................      149,977      $   2,694,173
  Shares issued in reinvestment of distributions ..........................................       12,578            219,914
  Shares redeemed .........................................................................      (64,499)        (1,127,775)
                                                                                                ---------------------------
  Net increase ............................................................................       98,056      $   1,786,312
                                                                                                ===========================

CLASS C SHARES:
Year ended October 31, 2001
  Shares sold ..................................         1,825,733      $  26,232,872          1,819,151      $  35,011,230
  Shares issued in reinvestment of distributions           204,079          2,924,789            131,046          2,515,154
  Shares redeemed ..............................          (667,202)        (9,326,206)          (866,524)       (16,632,898)
                                                       --------------------------------------------------------------------
  Net increase .................................         1,362,610      $  19,831,455          1,083,673      $  20,893,486
                                                       ====================================================================
Year ended October 31, 2000
  Shares sold ..................................           501,333      $   7,691,322            958,482      $  17,287,634
  Shares issued in reinvestment of distributions            60,362            908,242            345,903          6,026,937
  Shares redeemed ..............................          (616,352)        (9,151,745)        (1,893,621)       (33,449,145)
                                                       --------------------------------------------------------------------
  Net decrease .................................           (54,657)     $    (552,181)          (589,236)     $ (10,134,574)
                                                       ====================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             SHORT-INTERMEDIATE
                                                       U.S. GOVERNMENT SECURITIES FUND
                                                       -------------------------------
CLASS A SHARES:                                           SHARES            AMOUNT
                                                       -------------------------------
Year ended October 31, 2001
  Shares sold ..................................        14,674,801      $ 151,646,120
  Shares issued in reinvestment of distributions           603,130          6,238,465
  Shares redeemed ..............................       (11,052,128)      (113,886,532)
                                                       -------------------------------
  Net increase .................................         4,225,803      $  43,998,053
                                                       ===============================

Year ended October 31, 2000
  Shares sold ..................................        26,702,261      $ 266,291,754
  Shares issued in reinvestment of distributions           643,040          6,423,650
  Shares redeemed ..............................       (30,735,289)      (306,554,884)
                                                       -------------------------------
  Net decrease .................................        (3,389,988)     $ (33,839,480)
                                                       ===============================

ADVISOR CLASS:
Year ended October 31, 2001
  Shares sold ..................................           525,910      $   5,495,264
  Shares issued in reinvestment of distributions             6,897             71,329
  Shares redeemed ..............................          (567,998)        (5,940,541)
                                                       -------------------------------
  Net decrease .................................           (35,191)     $    (373,948)
                                                       ===============================

Year ended October 31, 2000
  Shares sold ..................................            62,186      $     625,861
  Shares issued in reinvestment of distributions             8,177             81,588
  Shares redeemed ..............................           (58,653)          (584,856)
                                                       -------------------------------
  Net increase .................................            11,710      $     122,593
                                                       ===============================

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                              AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin/Templeton Investor Services, LLC (Investor Services)       Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE       NET ASSETS
      -------------------------------------------------------------------
        .625%         First $100 million
        .500%         Over $100 million, up to and including $250 million
        .450%         In excess of $250 million

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

3.  TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                                              SHORT-INTERMEDIATE
                                                             CONVERTIBLE          EQUITY       U.S. GOVERNMENT
                                                           SECURITIES FUND      INCOME FUND    SECURITIES FUND
                                                           -----------------------------------------------------
Class A ...............................................          .25%               .25%             .10%
Class B ...............................................           --               1.00%              --
Class C ...............................................         1.00%              1.00%              --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                                  SHORT-INTERMEDIATE
                                                                CONVERTIBLE           EQUITY        U.S. GOVERNMENT
                                                              SECURITIES FUND      INCOME FUND      SECURITIES FUND
                                                              ------------------------------------------------------
Net commissions paid ....................................         $118,355          $ 549,391           $58,062
Contingent deferred sales charges .......................         $  9,381          $  79,655           $17,517


The Funds paid transfer agent fees of $1,345,696, of which $977,951 was paid to Investor Services.


4.  INCOME TAXES

At October 31, 2001, the Convertible Securities Fund and the Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                    SHORT-INTERMEDIATE
                                                 CONVERTIBLE         U.S. GOVERNMENT
                                               SECURITIES FUND       SECURITIES FUND
                                               ---------------------------------------
    Capital loss carryovers expiring in:
      2002....................................     $     --            $1,187,043
      2003....................................           --             3,564,637
      2004....................................           --               300,618
      2007....................................           --                21,004
      2008....................................           --             2,364,551
      2009....................................      387,321                    --
                                                   ------------------------------
                                                   $387,321            $7,437,853
                                                   ==============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses and bond discounts and premiums.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

4.  INCOME TAXES (CONT.)

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses and bond discounts and premiums.

The Equity Income Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

For the Short-Intermediate U.S. Government Securities Fund, the tax character of distributions paid during the year ended October 31, 2001, was the same for financial statement and tax purposes.

At October 31, 2001, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital loss carryforward for income tax purposes were as follows:

                                                                                         SHORT-INTERMEDIATE
                                                        CONVERTIBLE          EQUITY        U.S. GOVERNMENT
                                                     SECURITIES FUND       INCOME FUND     SECURITIES FUND
                                                     ------------------------------------------------------
Investments at cost .............................     $ 228,142,367      $ 441,306,542     $ 202,919,717
                                                      ==================================================
Unrealized appreciation .........................     $  11,672,506      $  46,757,434     $   7,450,860
Unrealized depreciation .........................       (23,630,524)       (18,692,788)               --
                                                      --------------------------------------------------
Net unrealized appreciation (depreciation) ......     $ (11,958,018)     $  28,064,646     $   7,450,860
                                                      ==================================================
Undistributed ordinary income ...................                                          $      82,416
Undistributed long term capital loss carryforward                                             (7,437,853)
                                                                                           -------------
Distributable earnings ..........................                                          $  (7,355,437)
                                                                                           =============

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 were as follows:

                                                                                          SHORT-INTERMEDIATE
                                                         CONVERTIBLE           EQUITY       U.S. GOVERNMENT
                                                       SECURITIES FUND      INCOME FUND     SECURITIES FUND
                                                       -----------------------------------------------------
Purchases ..........................................    $371,944,264       $557,691,792      $124,978,807
Sales ..............................................    $318,125,299       $476,865,684      $ 80,595,962


6.  CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 63.96% and 7.92%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


7.  MERGERS

On August 23, 2001, the Templeton Global Bond Fund acquired the net assets of the Franklin Global Government Income Fund pursuant to a plan of reorganization approved by Franklin Global Government Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 7,980,100 Class A shares, 518,397 Class C shares and 11,944 Advisor Class shares of the Global Bond Fund (valued at $7.99 per share, $8.00 per share, and $7.98 per share, respectively) for the net assets of the Franklin Global Government Income Fund which aggregated $68,003,482, including $8,450,684 of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $192,751,693.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust, (hereafter referred to as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2001

FRANKLIN INVESTORS SECURITIES TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Franklin Equity Income Fund hereby designates $7,146,234 as a capital gain dividend for the fiscal year ended October 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2001.

         CONVERTIBLE             EQUITY
       SECURITIES FUND         INCOME FUND
       -----------------------------------
           30.02%                 54.73%

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
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
                      This page intentionally left blank.

Franklin Investors Securities Trust
Annual Report
October 31, 2001

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This graph compares the performance of Franklin Convertible Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index6 from 11/1/91 to 10/31/01.

     DATE          FRANKLIN CONVERTIBLE     GOLDMAN SACHS CONVERTIBLE     Goldman Sachs
                SECURITIES FUND - CLASS A         100 BOND INDEX           Conv100 $T
-----------------------------------------------------------------------------------------
  11/01/1991              $9,425                     $10,000
  11/30/1991              $9,308                      $9,738                 -2.62%
  12/31/1991              $9,811                     $10,218                  4.93%
  01/31/1992             $10,056                     $10,712                  4.83%
  02/29/1992             $10,217                     $10,958                  2.30%
  03/31/1992             $10,078                     $10,831                 -1.16%
  04/30/1992             $10,115                     $10,838                  0.07%
  05/31/1992             $10,307                     $10,873                  0.32%
  06/30/1992             $10,138                     $10,961                  0.81%
  07/31/1992             $10,500                     $11,345                  3.50%
  08/31/1992             $10,368                     $11,339                 -0.05%
  09/30/1992             $10,524                     $11,570                  2.04%
  10/31/1992             $10,652                     $11,592                  0.19%
  11/30/1992             $11,103                     $11,860                  2.31%
  12/31/1992             $11,405                     $12,022                  1.36%
  01/31/1993             $11,708                     $12,294                  2.27%
  02/28/1993             $11,664                     $12,437                  1.16%
  03/31/1993             $12,124                     $12,856                  3.37%
  04/30/1993             $12,101                     $12,833                 -0.18%
  05/31/1993             $12,430                     $13,154                  2.50%
  06/30/1993             $12,564                     $13,353                  1.51%
  07/31/1993             $12,708                     $13,319                 -0.25%
  08/31/1993             $13,169                     $13,689                  2.78%
  09/30/1993             $13,378                     $13,706                  0.12%
  10/31/1993             $13,662                     $13,916                  1.53%
  11/30/1993             $13,409                     $13,865                 -0.36%
  12/31/1993             $13,747                     $14,080                  1.55%
  01/31/1994             $14,120                     $14,427                  2.46%
  02/28/1994             $14,069                     $14,362                 -0.45%
  03/31/1994             $13,555                     $13,932                 -2.99%
  04/30/1994             $13,349                     $13,682                 -1.80%
  05/31/1994             $13,400                     $13,723                  0.30%
  06/30/1994             $13,384                     $13,569                 -1.12%
  07/31/1994             $13,681                     $13,855                  2.11%
  08/31/1994             $14,013                     $14,246                  2.82%
  09/30/1994             $13,952                     $14,052                 -1.36%

  10/31/1994             $13,959                     $13,986                 -0.47%
  11/30/1994             $13,558                     $13,495                 -3.51%
  12/31/1994             $13,522                     $13,397                 -0.73%
  01/31/1995             $13,437                     $13,662                  1.98%
  02/28/1995             $13,718                     $14,114                  3.31%
  03/31/1995             $14,110                     $14,531                  2.95%
  04/30/1995             $14,491                     $14,881                  2.41%
  05/31/1995             $14,924                     $15,308                  2.87%
  06/30/1995             $15,357                     $15,821                  3.35%
  07/31/1995             $15,980                     $16,306                  3.07%
  08/31/1995             $16,130                     $16,510                  1.25%
  09/30/1995             $16,431                     $16,703                  1.17%
  10/31/1995             $16,077                     $16,339                 -2.18%
  11/30/1995             $16,495                     $16,991                  3.99%
  12/31/1995             $16,794                     $17,085                  0.55%
  01/31/1996             $17,104                     $17,572                  2.85%
  02/29/1996             $17,374                     $17,872                  1.71%
  03/31/1996             $17,550                     $18,119                  1.38%
  04/30/1996             $17,973                     $18,289                  0.94%
  05/31/1996             $18,342                     $18,616                  1.79%
  06/30/1996             $18,053                     $18,488                 -0.69%
  07/31/1996             $17,394                     $17,872                 -3.33%
  08/31/1996             $18,015                     $18,441                  3.18%
  09/30/1996             $18,724                     $19,044                  3.27%
  10/31/1996             $18,764                     $18,939                 -0.55%
  11/30/1996             $19,449                     $19,577                  3.37%
  12/31/1996             $19,536                     $19,428                 -0.76%
  01/31/1997             $20,410                     $19,776                  1.79%
  02/28/1997             $20,198                     $19,843                  0.34%
  03/31/1997             $19,757                     $19,690                 -0.77%
  04/30/1997             $19,803                     $19,968                  1.41%
  05/31/1997             $20,797                     $20,903                  4.68%
  06/30/1997             $21,472                     $21,521                  2.96%
  07/31/1997             $22,597                     $22,800                  5.94%
  08/31/1997             $22,768                     $22,629                 -0.75%
  09/30/1997             $23,730                     $23,765                  5.02%
  10/31/1997             $22,981                     $23,194                 -2.40%
  11/30/1997             $23,169                     $23,115                 -0.34%
  12/31/1997             $23,497                     $23,217                  0.44%
  01/31/1998             $23,159                     $23,122                 -0.41%
  02/28/1998             $23,721                     $24,329                  5.22%
  03/31/1998             $23,926                     $25,227                  3.69%
  04/30/1998             $24,217                     $25,504                  1.10%
  05/31/1998             $23,528                     $24,816                 -2.70%
  06/30/1998             $23,046                     $24,962                  0.59%
  07/31/1998             $22,471                     $24,408                 -2.22%
  08/31/1998             $20,012                     $21,581                 -11.58%
  09/30/1998             $20,414                     $21,998                  1.93%
  10/31/1998             $20,698                     $22,865                  3.94%
  11/30/1998             $21,422                     $23,884                  4.46%
  12/31/1998             $21,856                     $25,014                  4.73%
  01/31/1999             $22,356                     $25,807                  3.17%
  02/28/1999             $21,316                     $25,007                 -3.10%
  03/31/1999             $21,281                     $25,450                  1.77%
  04/30/1999             $22,203                     $26,890                  5.66%

  05/31/1999             $22,674                     $27,148                  0.96%
  06/30/1999             $23,478                     $27,564                  1.53%
  07/31/1999             $23,183                     $27,475                 -0.32%
  08/31/1999             $23,386                     $27,322                 -0.56%
  09/30/1999             $23,311                     $26,699                 -2.28%
  10/31/1999             $23,647                     $27,417                  2.69%
  11/30/1999             $24,630                     $28,291                  3.19%
  12/31/1999             $26,479                     $30,159                  6.60%
  01/31/2000             $27,077                     $30,397                  0.79%
  02/29/2000             $28,769                     $31,184                  2.59%
  03/31/2000             $29,750                     $32,014                  2.66%
  04/30/2000             $29,283                     $31,249                 -2.39%
  05/31/2000             $28,789                     $30,692                 -1.78%
  06/30/2000             $29,950                     $32,500                  5.89%
  07/31/2000             $29,467                     $32,107                 -1.21%
  08/31/2000             $31,889                     $34,939                  8.82%
  09/30/2000             $31,626                     $33,967                 -2.78%
  10/31/2000             $30,862                     $32,690                 -3.76%
  11/30/2000             $28,107                     $29,297                 -10.38%
  12/31/2000             $30,546                     $30,873                  5.38%
  01/31/2001             $32,735                     $33,232                  7.64%
  02/28/2001             $30,795                     $30,799                 -7.32%
  03/31/2001             $29,763                     $29,315                 -4.82%
  04/30/2001             $31,835                     $30,464                  3.92%
  05/31/2001             $31,611                     $30,162                 -0.99%
  06/30/2001             $31,008                     $29,161                 -3.32%
  07/31/2001             $30,614                     $28,881                 -0.96%
  08/31/2001             $29,664                     $28,321                 -1.94%
  09/30/2001             $27,049                     $26,494                 -6.45%
  10/31/2001             $28,037                     $26,865                  1.40%




GRAPHIC MATERIAL (2)

This graph compares the performance of Franklin Convertible Securities Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index6 from 10/2/95 to 10/31/01.



     DATE         FRANKLIN CONVERTIBLE     GOLDMAN SACHS CONVERTIBLE     Goldman Sachs
                SECURITIES FUND - CLASS C        100 BOND INDEX           Conv100 $T
-----------------------------------------------------------------------------------------
  10/02/1995             $9,901                     $10,000
  10/31/1995             $9,708                      $9,782                 -2.18%
  11/30/1995             $9,964                     $10,172                 3.99%
  12/31/1995             $10,125                    $10,228                 0.55%
  01/31/1996             $10,317                    $10,520                 2.85%
  02/29/1996             $10,468                    $10,700                 1.71%
  03/31/1996             $10,571                    $10,847                 1.38%
  04/30/1996             $10,822                    $10,949                 0.94%
  05/31/1996             $11,032                    $11,145                 1.79%
  06/30/1996             $10,854                    $11,068                 -0.69%

  07/31/1996             $10,451                    $10,700                 -3.33%
  08/31/1996             $10,812                    $11,040                 3.18%
  09/30/1996             $11,232                    $11,401                 3.27%
  10/31/1996             $11,245                    $11,338                 -0.55%
  11/30/1996             $11,659                    $11,720                 3.37%
  12/31/1996             $11,697                    $11,631                 -0.76%
  01/31/1997             $12,214                    $11,840                 1.79%
  02/28/1997             $12,079                    $11,880                 0.34%
  03/31/1997             $11,807                    $11,788                 -0.77%
  04/30/1997             $11,827                    $11,955                 1.41%
  05/31/1997             $12,416                    $12,514                 4.68%
  06/30/1997             $12,803                    $12,884                 2.96%
  07/31/1997             $13,469                    $13,650                 5.94%
  08/31/1997             $13,564                    $13,547                 -0.75%
  09/30/1997             $14,123                    $14,227                 5.02%
  10/31/1997             $13,667                    $13,886                 -2.40%
  11/30/1997             $13,780                    $13,839                 -0.34%
  12/31/1997             $13,957                    $13,900                 0.44%
  01/31/1998             $13,756                    $13,843                 -0.41%
  02/28/1998             $14,071                    $14,565                 5.22%
  03/31/1998             $14,184                    $15,103                 3.69%
  04/30/1998             $14,348                    $15,269                 1.10%
  05/31/1998             $13,939                    $14,857                 -2.70%
  06/30/1998             $13,643                    $14,944                 0.59%
  07/31/1998             $13,294                    $14,613                 -2.22%
  08/31/1998             $11,826                    $12,920                -11.58%
  09/30/1998             $12,056                    $13,170                 1.93%
  10/31/1998             $12,217                    $13,689                 3.94%
  11/30/1998             $12,638                    $14,299                 4.46%
  12/31/1998             $12,888                    $14,976                 4.73%
  01/31/1999             $13,176                    $15,450                 3.17%
  02/28/1999             $12,554                    $14,971                 -3.10%
  03/31/1999             $12,535                    $15,236                 1.77%
  04/30/1999             $13,061                    $16,099                 5.66%
  05/31/1999             $13,331                    $16,253                 0.96%
  06/30/1999             $13,798                    $16,502                 1.53%
  07/31/1999             $13,616                    $16,449                 -0.32%
  08/31/1999             $13,717                    $16,357                 -0.56%
  09/30/1999             $13,675                    $15,984                 -2.28%
  10/31/1999             $13,864                    $16,414                 2.69%
  11/30/1999             $14,434                    $16,938                 3.19%
  12/31/1999             $15,501                    $18,055                 6.60%
  01/31/2000             $15,842                    $18,198                 0.79%
  02/29/2000             $16,837                    $18,669                 2.59%
  03/31/2000             $17,391                    $19,166                 2.66%
  04/30/2000             $17,106                    $18,708                 -2.39%
  05/31/2000             $16,816                    $18,375                 -1.78%
  06/30/2000             $17,476                    $19,457                 5.89%
  07/31/2000             $17,184                    $19,222                 -1.21%
  08/31/2000             $18,580                    $20,917                 8.82%
  09/30/2000             $18,416                    $20,336                 -2.78%
  10/31/2000             $17,959                    $19,571                 -3.76%
  11/30/2000             $16,339                    $17,540                -10.38%
  12/31/2000             $17,764                    $18,483                 5.38%
  01/31/2001             $18,993                    $19,895                 7.64%

  02/28/2001             $17,885                    $18,439                 -7.32%
  03/31/2001             $17,272                    $17,550                 -4.82%
  04/30/2001             $18,467                    $18,238                 3.92%
  05/31/2001             $18,313                    $18,058                 -0.99%
  06/30/2001             $17,963                    $17,458                 -3.32%
  07/31/2001             $17,712                    $17,291                 -0.96%
  08/31/2001             $17,162                    $16,955                 -1.94%
  09/30/2001             $15,645                    $15,861                 -6.45%
  10/31/2001             $16,196                    $16,084                 1.40%


GRAPHIC MATERIAL (3)

This graph compares the performance of Franklin Equity Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index6, the Lipper Equity Income Funds Average7 and CPI6 from 11/1/91 to 10/31/01.

      DATE       FRANKLIN EQUITY   RUSSELL 3000 VALUE     LIPPER EQUITY          CPI
                  INCOME FUND -          INDEX         INCOME FUNDS AVERAGE
                     CLASS A
-----------------------------------------------------------------------------------------
   11/01/1991         $9,428            $10,000              $10,000           $10,000
   11/30/1991         $9,228             $9,494               $9,648           $10,029
   12/31/1991         $9,881            $10,278              $10,408           $10,036
   01/31/1992         $9,829            $10,349              $10,402           $10,051
   02/29/1992         $9,969            $10,619              $10,580           $10,087
   03/31/1992         $9,844            $10,468              $10,457           $10,139
   04/30/1992        $10,316            $10,877              $10,751           $10,153
   05/31/1992        $10,417            $10,947              $10,842           $10,167
   06/30/1992        $10,495            $10,860              $10,744           $10,204
   07/31/1992        $10,990            $11,278              $11,112           $10,225
   08/31/1992        $10,813            $10,943              $10,938           $10,254
   09/30/1992        $10,752            $11,098              $11,034           $10,282
   10/31/1992        $10,649            $11,128              $11,012           $10,318
   11/30/1992        $10,944            $11,519              $11,303           $10,333
   12/31/1992        $11,190            $11,810              $11,505           $10,326
   01/31/1993        $11,449            $12,176              $11,660           $10,376
   02/28/1993        $11,785            $12,573              $11,896           $10,413
   03/31/1993        $12,097            $12,953              $12,238           $10,449
   04/30/1993        $12,075            $12,776              $12,108           $10,478
   05/31/1993        $12,252            $13,044              $12,288           $10,493
   06/30/1993        $12,353            $13,318              $12,392           $10,508
   07/31/1993        $12,480            $13,474              $12,470           $10,508
   08/31/1993        $12,932            $13,964              $12,911           $10,537
   09/30/1993        $13,017            $14,014              $12,900           $10,559
   10/31/1993        $13,215            $14,035              $13,060           $10,602
   11/30/1993        $13,078            $13,739              $12,880           $10,610
   12/31/1993        $13,185            $14,014              $13,100           $10,610
   01/31/1994        $13,493            $14,541              $13,481           $10,639
   02/28/1994        $13,119            $14,087              $13,139           $10,675
   03/31/1994        $12,567            $13,553              $12,616           $10,711
   04/30/1994        $12,665            $13,801              $12,800           $10,726
   05/31/1994        $12,823            $13,944              $12,942           $10,734
   06/30/1994        $12,795            $13,608              $12,744           $10,770
   07/31/1994        $13,133            $14,013              $13,095           $10,799

   08/31/1994        $13,653            $14,431              $13,502           $10,842
   09/30/1994        $13,388            $13,986              $13,243           $10,872
   10/31/1994        $13,474            $14,133              $13,334           $10,879
   11/30/1994        $13,092            $13,562              $12,878           $10,893
   12/31/1994        $13,142            $13,744              $12,983           $10,893
   01/31/1995        $13,514            $14,115              $13,279           $10,937
   02/28/1995        $13,779            $14,670              $13,722           $10,981
   03/31/1995        $13,977            $14,966              $14,027           $11,017
   04/30/1995        $14,284            $15,436              $14,349           $11,053
   05/31/1995        $14,582            $16,055              $14,814           $11,075
   06/30/1995        $14,661            $16,305              $14,952           $11,098
   07/31/1995        $14,851            $16,876              $15,297           $11,098
   08/31/1995        $14,992            $17,141              $15,452           $11,126
   09/30/1995        $15,515            $17,724              $15,983           $11,149
   10/31/1995        $15,383            $17,495              $15,846           $11,185
   11/30/1995        $15,902            $18,363              $16,550           $11,178
   12/31/1995        $16,523            $18,835              $17,001           $11,170
   01/31/1996        $16,914            $19,377              $17,418           $11,236
   02/29/1996        $16,758            $19,538              $17,528           $11,272
   03/31/1996        $16,887            $19,878              $17,754           $11,330
   04/30/1996        $16,932            $19,997              $17,912           $11,374
   05/31/1996        $17,061            $20,271              $18,186           $11,396
   06/30/1996        $17,330            $20,263              $18,240           $11,403
   07/31/1996        $16,702            $19,465              $17,620           $11,425
   08/31/1996        $16,971            $20,051              $18,031           $11,446
   09/30/1996        $17,382            $20,821              $18,680           $11,483
   10/31/1996        $17,740            $21,566              $19,119           $11,520
   11/30/1996        $18,553            $23,089              $20,170           $11,541
   12/31/1996        $18,627            $22,899              $20,029           $11,541
   01/31/1997        $19,118            $23,930              $20,738           $11,578
   02/28/1997        $19,499            $24,270              $21,037           $11,614
   03/31/1997        $19,164            $23,420              $20,412           $11,643
   04/30/1997        $19,291            $24,338              $21,014           $11,657
   05/31/1997        $20,306            $25,755              $22,191           $11,650
   06/30/1997        $20,905            $26,880              $23,005           $11,664
   07/31/1997        $21,904            $28,813              $24,427           $11,678
   08/31/1997        $21,566            $27,928              $23,667           $11,700
   09/30/1997        $22,673            $29,632              $24,832           $11,730
   10/31/1997        $22,069            $28,805              $24,134           $11,759
   11/30/1997        $23,045            $29,983              $24,935           $11,752
   12/31/1997        $23,696            $30,874              $25,521           $11,738
   01/31/1998        $23,531            $30,426              $25,503           $11,760
   02/28/1998        $24,434            $32,452              $26,868           $11,783
   03/31/1998        $25,726            $34,374              $28,085           $11,805
   04/30/1998        $25,389            $34,597              $28,057           $11,826
   05/31/1998        $25,004            $34,016              $27,656           $11,847
   06/30/1998        $24,959            $34,393              $27,849           $11,862
   07/31/1998        $24,254            $33,599              $27,081           $11,876
   08/31/1998        $22,327            $28,576              $23,909           $11,890
   09/30/1998        $23,503            $30,213              $25,186           $11,904
   10/31/1998        $24,487            $32,434              $26,700           $11,933
   11/30/1998        $25,276            $33,894              $27,800           $11,933
   12/31/1998        $25,280            $35,039              $28,523           $11,926
   01/31/1999        $24,800            $35,235              $28,380           $11,954
   02/28/1999        $24,371            $34,591              $27,827           $11,969

   03/31/1999        $24,687            $35,234              $28,405           $12,005
   04/30/1999        $26,640            $38,521              $30,334           $12,092
   05/31/1999        $26,932            $38,209              $30,028           $12,092
   06/30/1999        $27,252            $39,340              $30,965           $12,092
   07/31/1999        $26,511            $38,203              $30,178           $12,129
   08/31/1999        $25,876            $36,790              $29,436           $12,158
   09/30/1999        $25,160            $35,543              $28,397           $12,216
   10/31/1999        $25,687            $37,387              $29,513           $12,238
   11/30/1999        $25,409            $37,126              $29,347           $12,245
   12/31/1999        $25,482            $37,367              $29,700           $12,245
   01/31/2000        $24,691            $36,164              $28,627           $12,282
   02/29/2000        $23,377            $33,806              $27,027           $12,355
   03/31/2000        $25,605            $37,629              $29,579           $12,456
   04/30/2000        $25,872            $37,234              $29,475           $12,463
   05/31/2000        $26,401            $37,562              $29,885           $12,478
   06/30/2000        $25,819            $36,037              $29,221           $12,543
   07/31/2000        $26,057            $36,538              $29,324           $12,572
   08/31/2000        $27,897            $38,544              $30,998           $12,572
   09/30/2000        $28,313            $38,860              $30,930           $12,637
   10/31/2000        $29,295            $39,742              $31,465           $12,659
   11/30/2000        $28,663            $38,307              $30,298           $12,667
   12/31/2000        $30,222            $40,364              $31,718           $12,659
   01/31/2001        $30,531            $40,582              $31,918           $12,739
   02/28/2001        $29,910            $39,527              $30,855           $12,790
   03/31/2001        $28,984            $38,183              $29,757           $12,819
   04/30/2001        $30,381            $40,046              $31,325           $12,870
   05/31/2001        $30,845            $40,955              $31,833           $12,928
   06/30/2001        $30,343            $40,226              $31,002           $12,950
   07/31/2001        $30,747            $40,086              $30,903           $12,914
   08/31/2001        $29,950            $38,578              $29,824           $12,914
   09/30/2001        $27,672            $35,754              $27,862           $12,972
   10/31/2001        $27,473            $35,529              $27,973           $12,928



GRAPHIC MATERIAL (4)

This graph compares the performance of Franklin Equity Income Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index6, the Lipper Equity Income Funds Average7 and CPI6 from 1/1/99 to 10/31/01.

      DATE         FRANKLIN EQUITY   RUSSELL 3000 VALUE  LIPPER EQUITY INCOME       CPI
                    INCOME FUND -          INDEX             FUNDS AVERAGE
                       CLASS B
-------------------------------------------------------------------------------------------
   01/01/1999          $10,000            $10,000               $10,000           $10,000
   01/31/1999          $9,805             $10,056               $9,950            $10,024
   02/28/1999          $9,629              $9,872               $9,756            $10,036
   03/31/1999          $9,748             $10,056               $9,959            $10,066
   04/30/1999          $10,513            $10,994               $10,635           $10,140
   05/31/1999          $10,617            $10,905               $10,528           $10,140
   06/30/1999          $10,732            $11,228               $10,856           $10,140
   07/31/1999          $10,435            $10,903               $10,580           $10,170
   08/31/1999          $10,179            $10,500               $10,320           $10,194
   09/30/1999          $9,885             $10,144               $9,956            $10,243
   10/31/1999          $10,087            $10,670               $10,347           $10,262

   11/30/1999          $9,966             $10,595               $10,289           $10,268
   12/31/1999          $10,000            $10,664               $10,413           $10,268
   01/31/2000          $9,677             $10,321               $10,037           $10,299
   02/29/2000          $9,160              $9,648               $9,476            $10,360
   03/31/2000          $10,023            $10,739               $10,370           $10,444
   04/30/2000          $10,116            $10,626               $10,334           $10,451
   05/31/2000          $10,317            $10,720               $10,478           $10,463
   06/30/2000          $10,084            $10,285               $10,245           $10,518
   07/31/2000          $10,171            $10,428               $10,281           $10,542
   08/31/2000          $10,880            $11,000               $10,868           $10,542
   09/30/2000          $11,043            $11,090               $10,844           $10,597
   10/31/2000          $11,415            $11,342               $11,032           $10,615
   11/30/2000          $11,162            $10,933               $10,622           $10,621
   12/31/2000          $11,757            $11,520               $11,120           $10,615
   01/31/2001          $11,876            $11,582               $11,190           $10,682
   02/28/2001          $11,627            $11,281               $10,818           $10,724
   03/31/2001          $11,258            $10,897               $10,433           $10,749
   04/30/2001          $11,795            $11,429               $10,983           $10,792
   05/31/2001          $11,969            $11,688               $11,160           $10,841
   06/30/2001          $11,761            $11,480               $10,869           $10,859
   07/31/2001          $11,911            $11,440               $10,834           $10,829
   08/31/2001          $11,595            $11,010               $10,456           $10,829
   09/30/2001          $10,709            $10,204               $9,768            $10,877
   10/31/2001          $10,344            $10,140               $9,807            $10,840



GRAPHIC MATERIAL (5)

This graph compares the performance of Franklin Equity Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index6, the Lipper Equity Income Funds Average7 and CPI6 from 10/2/95 to 10/31/01.

      DATE         FRANKLIN EQUITY   RUSSELL 3000 VALUE  LIPPER EQUITY INCOME        CPI
                    INCOME FUND -          INDEX             FUNDS AVERAGE
                       CLASS C
--------------------------------------------------------------------------------------------
   10/02/1995          $9,903             $10,000               $10,000            $10,000
   10/31/1995          $9,843              $9,871               $9,914             $10,033
   11/30/1995          $10,184            $10,361               $10,354            $10,026
   12/31/1995          $10,548            $10,627               $10,637            $10,019
   01/31/1996          $10,800            $10,933               $10,897            $10,078
   02/29/1996          $10,697            $11,024               $10,966            $10,110
   03/31/1996          $10,775            $11,215               $11,108            $10,163
   04/30/1996          $10,800            $11,283               $11,206            $10,203
   05/31/1996          $10,872            $11,437               $11,378            $10,222
   06/30/1996          $11,040            $11,433               $11,412            $10,228
   07/31/1996          $10,634            $10,982               $11,024            $10,247
   08/31/1996          $10,794            $11,313               $11,281            $10,267
   09/30/1996          $11,049            $11,747               $11,687            $10,300
   10/31/1996          $11,266            $12,168               $11,962            $10,333
   11/30/1996          $11,771            $13,027               $12,620            $10,352
   12/31/1996          $11,815            $12,920               $12,531            $10,352
   01/31/1997          $12,119            $13,501               $12,975            $10,386
   02/28/1997          $12,352            $13,693               $13,162            $10,418

   03/31/1997          $12,140            $13,214               $12,771            $10,444
   04/30/1997          $12,208            $13,732               $13,147            $10,456
   05/31/1997          $12,839            $14,531               $13,884            $10,450
   06/30/1997          $13,206            $15,166               $14,393            $10,463
   07/31/1997          $13,830            $16,257               $15,283            $10,475
   08/31/1997          $13,602            $15,758               $14,807            $10,495
   09/30/1997          $14,301            $16,719               $15,536            $10,521
   10/31/1997          $13,903            $16,252               $15,099            $10,548
   11/30/1997          $14,510            $16,917               $15,601            $10,541
   12/31/1997          $14,912            $17,419               $15,967            $10,529
   01/31/1998          $14,799            $17,167               $15,956            $10,549
   02/28/1998          $15,359            $18,310               $16,810            $10,569
   03/31/1998          $16,163            $19,394               $17,571            $10,589
   04/30/1998          $15,933            $19,520               $17,554            $10,608
   05/31/1998          $15,681            $19,192               $17,303            $10,627
   06/30/1998          $15,650            $19,405               $17,424            $10,640
   07/31/1998          $15,198            $18,957               $16,943            $10,652
   08/31/1998          $13,979            $16,123               $14,959            $10,665
   09/30/1998          $14,707            $17,047               $15,758            $10,678
   10/31/1998          $15,316            $18,300               $16,705            $10,704
   11/30/1998          $15,802            $19,123               $17,393            $10,704
   12/31/1998          $15,787            $19,770               $17,845            $10,697
   01/31/1999          $15,485            $19,880               $17,756            $10,723
   02/28/1999          $15,207            $19,516               $17,410            $10,736
   03/31/1999          $15,395            $19,879               $17,772            $10,768
   04/30/1999          $16,606            $21,734               $18,979            $10,847
   05/31/1999          $16,770            $21,558               $18,787            $10,847
   06/30/1999          $16,960            $22,196               $19,373            $10,847
   07/31/1999          $16,488            $21,555               $18,881            $10,879
   08/31/1999          $16,083            $20,757               $18,416            $10,905
   09/30/1999          $15,626            $20,054               $17,766            $10,958
   10/31/1999          $15,944            $21,094               $18,465            $10,977
   11/30/1999          $15,762            $20,947               $18,361            $10,984
   12/31/1999          $15,795            $21,083               $18,582            $10,984
   01/31/2000          $15,291            $20,404               $17,911            $11,017
   02/29/2000          $14,472            $19,074               $16,910            $11,082
   03/31/2000          $15,844            $21,231               $18,506            $11,173
   04/30/2000          $16,000            $21,008               $18,441            $11,179
   05/31/2000          $16,317            $21,193               $18,697            $11,193
   06/30/2000          $15,947            $20,332               $18,282            $11,251
   07/31/2000          $16,085            $20,615               $18,346            $11,277
   08/31/2000          $17,206            $21,747               $19,394            $11,277
   09/30/2000          $17,462            $21,925               $19,351            $11,335
   10/31/2000          $18,059            $22,423               $19,686            $11,355
   11/30/2000          $17,658            $21,613               $18,956            $11,362
   12/31/2000          $18,599            $22,774               $19,845            $11,355
   01/31/2001          $18,788            $22,897               $19,970            $11,426
   02/28/2001          $18,383            $22,302               $19,305            $11,472
   03/31/2001          $17,809            $21,543               $18,617            $11,498
   04/30/2001          $18,658            $22,595               $19,599            $11,544
   05/31/2001          $18,922            $23,108               $19,916            $11,596
   06/30/2001          $18,602            $22,696               $19,396            $11,616
   07/31/2001          $18,839            $22,617               $19,334            $11,584
   08/31/2001          $18,338            $21,767               $18,659            $11,584
   09/30/2001          $16,927            $20,173               $17,432            $11,636

   10/31/2001          $16,794            $20,046               $17,501            $11,596


GRAPHIC MATERIAL (6)

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index7 and the CPI7 from 11/1/91 to 10/31/01.

                      Franklin      Lehman Brothers      CPI
                 Short-Intermediate    Short U.S.
                  U.S. Government     Treasury 1-5
                 Securities Fund -     Year Index
                      Class A
----------------------------------------------------------------
     11/01/1991       $9,775            $10,000        $10,000
     11/30/1991       $9,864            $10,113        $10,029
     12/31/1991       $10,103           $10,308        $10,036
     01/31/1992       $9,963            $10,256        $10,051
     02/29/1992       $9,986            $10,282        $10,087
     03/31/1992       $9,938            $10,258        $10,139
     04/30/1992       $10,026           $10,357        $10,153
     05/31/1992       $10,172           $10,483        $10,167
     06/30/1992       $10,328           $10,620        $10,204
     07/31/1992       $10,546           $10,785        $10,225
     08/31/1992       $10,656           $10,894        $10,254
     09/30/1992       $10,842           $11,026        $10,282
     10/31/1992       $10,667           $10,916        $10,318
     11/30/1992       $10,602           $10,879        $10,333
     12/31/1992       $10,773           $11,001        $10,326
     01/31/1993       $10,974           $11,174        $10,376
     02/28/1993       $11,165           $11,305        $10,413
     03/31/1993       $11,211           $11,344        $10,449
     04/30/1993       $11,278           $11,430        $10,478
     05/31/1993       $11,240           $11,391        $10,493
     06/30/1993       $11,386           $11,514        $10,508
     07/31/1993       $11,401           $11,535        $10,508
     08/31/1993       $11,576           $11,673        $10,537
     09/30/1993       $11,612           $11,712        $10,559
     10/31/1993       $11,631           $11,740        $10,602
     11/30/1993       $11,565           $11,714        $10,610
     12/31/1993       $11,608           $11,761        $10,610
     01/31/1994       $11,726           $11,858        $10,639
     02/28/1994       $11,549           $11,737        $10,675
     03/31/1994       $11,392           $11,622        $10,711
     04/30/1994       $11,301           $11,555        $10,726
     05/31/1994       $11,310           $11,568        $10,734
     06/30/1994       $11,308           $11,585        $10,770
     07/31/1994       $11,442           $11,711        $10,799
     08/31/1994       $11,467           $11,748        $10,842
     09/30/1994       $11,390           $11,684        $10,872
     10/31/1994       $11,406           $11,699        $10,879
     11/30/1994       $11,342           $11,641        $10,893
     12/31/1994       $11,358           $11,668        $10,893
     01/31/1995       $11,524           $11,845        $10,937
     02/28/1995       $11,701           $12,045        $10,981

     03/31/1995       $11,764           $12,113        $11,017
     04/30/1995       $11,865           $12,237        $11,053
     05/31/1995       $12,095           $12,519        $11,075
     06/30/1995       $12,162           $12,594        $11,098
     07/31/1995       $12,193           $12,622        $11,098
     08/31/1995       $12,261           $12,708        $11,126
     09/30/1995       $12,317           $12,779        $11,149
     10/31/1995       $12,421           $12,903        $11,185
     11/30/1995       $12,525           $13,037        $11,178
     12/31/1995       $12,618           $13,150        $11,170
     01/31/1996       $12,699           $13,270        $11,236
     02/29/1996       $12,647           $13,178        $11,272
     03/31/1996       $12,619           $13,136        $11,330
     04/30/1996       $12,615           $13,124        $11,374
     05/31/1996       $12,625           $13,134        $11,396
     06/30/1996       $12,722           $13,245        $11,403
     07/31/1996       $12,756           $13,292        $11,425
     08/31/1996       $12,791           $13,326        $11,446
     09/30/1996       $12,902           $13,470        $11,483
     10/31/1996       $13,038           $13,655        $11,520
     11/30/1996       $13,150           $13,782        $11,541
     12/31/1996       $13,122           $13,747        $11,541
     01/31/1997       $13,171           $13,808        $11,578
     02/28/1997       $13,194           $13,832        $11,614
     03/31/1997       $13,165           $13,790        $11,643
     04/30/1997       $13,267           $13,922        $11,657
     05/31/1997       $13,355           $14,022        $11,650
     06/30/1997       $13,444           $14,130        $11,664
     07/31/1997       $13,600           $14,338        $11,678
     08/31/1997       $13,597           $14,319        $11,700
     09/30/1997       $13,701           $14,450        $11,730
     10/31/1997       $13,805           $14,587        $11,759
     11/30/1997       $13,816           $14,616        $11,752
     12/31/1997       $13,921           $14,726        $11,738
     01/31/1998       $14,067           $14,899        $11,760
     02/28/1998       $14,064           $14,893        $11,783
     03/31/1998       $14,103           $14,943        $11,805
     04/30/1998       $14,169           $15,014        $11,826
     05/31/1998       $14,235           $15,104        $11,847
     06/30/1998       $14,301           $15,190        $11,862
     07/31/1998       $14,368           $15,256        $11,876
     08/31/1998       $14,557           $15,498        $11,890
     09/30/1998       $14,761           $15,791        $11,904
     10/31/1998       $14,824           $15,856        $11,933
     11/30/1998       $14,789           $15,813        $11,933
     12/31/1998       $14,833           $15,867        $11,926
     01/31/1999       $14,891           $15,934        $11,954
     02/28/1999       $14,764           $15,790        $11,969
     03/31/1999       $14,852           $15,901        $12,005
     04/30/1999       $14,882           $15,947        $12,092
     05/31/1999       $14,811           $15,893        $12,092
     06/30/1999       $14,842           $15,939        $12,092
     07/31/1999       $14,828           $15,974        $12,129
     08/31/1999       $14,862           $16,018        $12,158
     09/30/1999       $14,999           $16,132        $12,216

     10/31/1999       $15,048           $16,160        $12,238
     11/30/1999       $15,068           $16,177        $12,245
     12/31/1999       $15,057           $16,168        $12,245
     01/31/2000       $14,993           $16,139        $12,282
     02/29/2000       $15,109           $16,253        $12,355
     03/31/2000       $15,211           $16,393        $12,456
     04/30/2000       $15,237           $16,409        $12,463
     05/31/2000       $15,232           $16,478        $12,478
     06/30/2000       $15,459           $16,683        $12,543
     07/31/2000       $15,547           $16,789        $12,572
     08/31/2000       $15,700           $16,935        $12,572
     09/30/2000       $15,854           $17,073        $12,637
     10/31/2000       $15,930           $17,172        $12,659
     11/30/2000       $16,101           $17,366        $12,667
     12/31/2000       $16,321           $17,616        $12,659
     01/31/2001       $16,510           $17,839        $12,739
     02/28/2001       $16,620           $17,979        $12,790
     03/31/2001       $16,730           $18,128        $12,819
     04/30/2001       $16,743           $18,126        $12,870
     05/31/2001       $16,806           $18,215        $12,928
     06/30/2001       $16,820           $18,275        $12,950
     07/31/2001       $17,059           $18,542        $12,914
     08/31/2001       $17,184           $18,681        $12,914
     09/30/2001       $17,442           $19,040        $12,972
     10/31/2001       $17,651           $19,268        $12,928

                      76.51%            92.68%          29.28%



GRAPHIC MATERIAL (7)

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index7 and the CPI7 from 11/1/91 to 10/31/01.

                       Franklin           Lehman         CPI
                  Short-Intermediate     Brothers
                    U.S. Government     Short U.S.
                   Securities Fund -     Treasury
                     Advisor Class       1-5 Year
                                          Index
----------------------------------------------------------------
     11/01/1991       $10,000            $10,000       $10,000
     11/30/1991       $10,091            $10,113       $10,029
     12/31/1991       $10,335            $10,308       $10,036
     01/31/1992       $10,192            $10,256       $10,051
     02/29/1992       $10,216            $10,282       $10,087
     03/31/1992       $10,167            $10,258       $10,139
     04/30/1992       $10,256            $10,357       $10,153
     05/31/1992       $10,405            $10,483       $10,167
     06/30/1992       $10,566            $10,620       $10,204
     07/31/1992       $10,789            $10,785       $10,225
     08/31/1992       $10,901            $10,894       $10,254
     09/30/1992       $11,091            $11,026       $10,282
     10/31/1992       $10,912            $10,916       $10,318

     11/30/1992       $10,846            $10,879       $10,333
     12/31/1992       $11,021            $11,001       $10,326
     01/31/1993       $11,226            $11,174       $10,376
     02/28/1993       $11,422            $11,305       $10,413
     03/31/1993       $11,468            $11,344       $10,449
     04/30/1993       $11,537            $11,430       $10,478
     05/31/1993       $11,498            $11,391       $10,493
     06/30/1993       $11,648            $11,514       $10,508
     07/31/1993       $11,663            $11,535       $10,508
     08/31/1993       $11,842            $11,673       $10,537
     09/30/1993       $11,879            $11,712       $10,559
     10/31/1993       $11,899            $11,740       $10,602
     11/30/1993       $11,830            $11,714       $10,610
     12/31/1993       $11,875            $11,761       $10,610
     01/31/1994       $11,996            $11,858       $10,639
     02/28/1994       $11,814            $11,737       $10,675
     03/31/1994       $11,654            $11,622       $10,711
     04/30/1994       $11,561            $11,555       $10,726
     05/31/1994       $11,570            $11,568       $10,734
     06/30/1994       $11,568            $11,585       $10,770
     07/31/1994       $11,705            $11,711       $10,799
     08/31/1994       $11,731            $11,748       $10,842
     09/30/1994       $11,652            $11,684       $10,872
     10/31/1994       $11,668            $11,699       $10,879
     11/30/1994       $11,603            $11,641       $10,893
     12/31/1994       $11,620            $11,668       $10,893
     01/31/1995       $11,789            $11,845       $10,937
     02/28/1995       $11,970            $12,045       $10,981
     03/31/1995       $12,034            $12,113       $11,017
     04/30/1995       $12,137            $12,237       $11,053
     05/31/1995       $12,373            $12,519       $11,075
     06/30/1995       $12,441            $12,594       $11,098
     07/31/1995       $12,474            $12,622       $11,098
     08/31/1995       $12,543            $12,708       $11,126
     09/30/1995       $12,600            $12,779       $11,149
     10/31/1995       $12,706            $12,903       $11,185
     11/30/1995       $12,813            $13,037       $11,178
     12/31/1995       $12,908            $13,150       $11,170
     01/31/1996       $12,991            $13,270       $11,236
     02/29/1996       $12,938            $13,178       $11,272
     03/31/1996       $12,909            $13,136       $11,330
     04/30/1996       $12,905            $13,124       $11,374
     05/31/1996       $12,915            $13,134       $11,396
     06/30/1996       $13,014            $13,245       $11,403
     07/31/1996       $13,050            $13,292       $11,425
     08/31/1996       $13,085            $13,326       $11,446
     09/30/1996       $13,199            $13,470       $11,483
     10/31/1996       $13,338            $13,655       $11,520
     11/30/1996       $13,452            $13,782       $11,541
     12/31/1996       $13,424            $13,747       $11,541
     01/31/1997       $13,483            $13,808       $11,578
     02/28/1997       $13,507            $13,832       $11,614
     03/31/1997       $13,479            $13,790       $11,643
     04/30/1997       $13,584            $13,922       $11,657
     05/31/1997       $13,675            $14,022       $11,650

     06/30/1997       $13,767            $14,130       $11,664
     07/31/1997       $13,926            $14,338       $11,678
     08/31/1997       $13,925            $14,319       $11,700
     09/30/1997       $14,032            $14,450       $11,730
     10/31/1997       $14,140            $14,587       $11,759
     11/30/1997       $14,166            $14,616       $11,752
     12/31/1997       $14,275            $14,726       $11,738
     01/31/1998       $14,426            $14,899       $11,760
     02/28/1998       $14,425            $14,893       $11,783
     03/31/1998       $14,451            $14,943       $11,805
     04/30/1998       $14,504            $15,014       $11,826
     05/31/1998       $14,587            $15,104       $11,847
     06/30/1998       $14,655            $15,190       $11,862
     07/31/1998       $14,726            $15,256       $11,876
     08/31/1998       $14,907            $15,498       $11,890
     09/30/1998       $15,132            $15,791       $11,904
     10/31/1998       $15,183            $15,856       $11,933
     11/30/1998       $15,148            $15,813       $11,933
     12/31/1998       $15,194            $15,867       $11,926
     01/31/1999       $15,256            $15,934       $11,954
     02/28/1999       $15,127            $15,790       $11,969
     03/31/1999       $15,219            $15,901       $12,005
     04/30/1999       $15,251            $15,947       $12,092
     05/31/1999       $15,179            $15,893       $12,092
     06/30/1999       $15,211            $15,939       $12,092
     07/31/1999       $15,199            $15,974       $12,129
     08/31/1999       $15,235            $16,018       $12,158
     09/30/1999       $15,378            $16,132       $12,216
     10/31/1999       $15,431            $16,160       $12,238
     11/30/1999       $15,452            $16,177       $12,245
     12/31/1999       $15,443            $16,168       $12,245
     01/31/2000       $15,378            $16,139       $12,282
     02/29/2000       $15,498            $16,253       $12,355
     03/31/2000       $15,588            $16,393       $12,456
     04/30/2000       $15,632            $16,409       $12,463
     05/31/2000       $15,629            $16,478       $12,478
     06/30/2000       $15,863            $16,683       $12,543
     07/31/2000       $15,955            $16,789       $12,572
     08/31/2000       $16,113            $16,935       $12,572
     09/30/2000       $16,256            $17,073       $12,637
     10/31/2000       $16,352            $17,172       $12,659
     11/30/2000       $16,514            $17,366       $12,667
     12/31/2000       $16,742            $17,616       $12,659
     01/31/2001       $16,955            $17,839       $12,739
     02/28/2001       $17,068            $17,979       $12,790
     03/31/2001       $17,183            $18,128       $12,819
     04/30/2001       $17,195            $18,126       $12,870
     05/31/2001       $17,260            $18,215       $12,928
     06/30/2001       $17,276            $18,275       $12,950
     07/31/2001       $17,523            $18,542       $12,914
     08/31/2001       $17,652            $18,681       $12,914
     09/30/2001       $17,919            $19,040       $12,972
     10/31/2001       $18,135            $19,268       $12,928

                      81.35%             92.68%         29.28%























SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Investors Securities Trust, which covers the fiscal year ended October 31, 2001.

THE ECONOMY FACES CHALLENGES

The 12-month period under review was marked by decelerating economic growth, falling interest rates and stock market volatility. Calendar year 2001 witnessed a more pronounced slowing of the economic growth trend started in third quarter 2000. Making things worse, the September 11 terrorist attacks shocked the world and pushed the national economy further into recession. The U.S. economy was already in a downward trend prior to the September 11 attacks, which increased the unease and uncertainty of investors. Gross domestic product (GDP) growth slowed from a respectable 1.9% annualized rate in the fourth quarter of 2000, to -1.1% in the third quarter of 2001. The third quarter's GDP contraction signaled the end to the nation's longest running economic expansion, and much of the global economy slowed as well. In October 2001, industrial production dropped 1.1%, the 13th consecutive monthly decline, which was the longest such streak since just after the end of World War II. Although the U.S. consumer remained afloat during most of these turbulent tides, consumer confidence, key for the nation's economic health as consumer spending makes


CONTENTS

Shareholder Letter ..............   1

Fund Reports

 Franklin Adjustable
 U.S. Government
 Securities Fund ................   6

 Franklin Total
 Return Fund ..................... 11

Financial Highlights &
Statements of Investments ........ 17

Financial Statements ............. 26

Notes to
Financial Statements ............. 30

Independent
Auditors' Report ................. 36


FUND CATEGORY
[PYRAMID GRAPHIC]

"The federal government enacted its own monetary stimulus program ... aimed at spurring business investment and bolstering consumer confidence."


up two-thirds of GDP, began to waver and dropped to a two-year low in October 2001. Reduced corporate profits increasingly pressured the labor markets as layoff announcements made headlines. Not surprisingly, the unemployment rate jumped from 4.0% in November 2000 to 5.4% by October 2001.(1)

Attempting to stimulate the economy, the Federal Reserve Board (the Fed) began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate from 6.5% on October 1, 2000, to 2.5% by period-end, a 39-year low, with strong expectations for further easings. The Fed complemented this with increases in the money supply, meant to encourage bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused oil prices to slip to $21.18 per barrel by October 31, their lowest level in over two years. Inflation, as measured by the Consumer Price Index (CPI) fell 0.3% in October and rose just 2.1% for the past 12 months.

Additional sources of economic stimulus during the year under review could also help. The federal government enacted its own monetary stimulus program through a $30 billion individual tax-rebate plan and a $70 billion stimulus package aimed at spurring business investment and bolstering consumer confidence. The housing sector remained an unswerving force as housing starts continued to climb despite an expected drop. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets and rejuvenate consumer spending. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans.


1.  Source: Bureau of Labor Statistics, 11/13/01.

INVESTORS TURN TO BONDS

During the reporting period, the U.S. securities markets experienced mixed results in response to the Fed's actions, fears of war and worsening corporate and economic data. Investors' risk aversion increased, and by the end of 2001's third quarter, this sentiment seemed to cause domestic equity markets to plunge to their heaviest quarterly losses on a percentage basis since the crash of 1987. Already losing ground throughout the 12-month period under review, the markets took a jolt in September. U.S. stock markets were closed for four trading days, only to reopen and undergo one of their worst weeks in history. The third quarter of 2001 was the second worst ever for the Nasdaq Composite Index, which ended the year under review with a -49.21% return. The Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index (S&P 500(R)) similarly had negative returns of -15.87% and -24.90%.(2) Continuing a trend that began in 2000, value stocks substantially outpaced their growth counterparts during the period. For example, the S&P(R) Barra Value Index fell 18.41%, compared with the S&P Barra Growth Index's 31.56% plunge for the 12-month period.(3)


2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Standard & Poor's Micropal. The S&P Barra Value Index contains S&P 500 companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields and low historical and predicted earnings growth. The S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

Weakening economic news often results in investors' flight to security and quality. As the stock markets tumbled, many investors flocked to the perceived safety of bonds. During the period under review, debt securities generally outperformed equities. Most bonds, such as Treasuries, corporates and agencies, performed solidly. For the 12-month period, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 15.80%, while the 10-year Treasury note posted a 17.81% return.(4) High yield bonds were the exception as they tend to trade more on company fundamentals than interest rate moves. High yield bonds were volatile for the 12-month period under review.

Looking ahead, reports that the U.S. index of leading economic indicators fell 0.5% in September, the largest decline since 1996, seem to dampen expectations of a rapid recovery. However, we are optimistic about the economy for the long term. We believe conditions could improve sometime in 2002 with the Fed and government injecting billions of dollars into our economy. On October 31, 2001, the Fed announced that it would no longer issue 30-year bonds. Instead, the Fed will increase the 10-year supply to reduce the costs of maintaining long-term debt. In response to the announcement, the 30-year Treasury yield fell substantially, flattening the yield curve. In our view, the bond markets may benefit from this change.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with

4. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson
--------------------------------------
   Charles B. Johnson
   Chairman
   Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
10/31/01

[PIE CHART]


FNMA                                                                       60.2%
GNMA                                                                       17.5%
FHLMC                                                                      16.5%
Other                                                                       5.8%


------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-guaranteed, mortgage-backed securities.(1)
------------------------------------------------------------------------------

The 12 months ended October 31, 2001, witnessed slowing domestic economic growth, falling consumer confidence, increasing corporate layoffs, rising unemployment and fears of recession. The Federal Reserve Board aggressively lowered short-term interest rates seeking to improve monetary liquidity.

The unfortunate and tragic events of September 11 occurred at a time when the economy seemed poised to resume an upward path. The terrorists' assaults and the consequent impact increased the likelihood of a recession, which is commonly defined as two consecutive quarters of contracting gross domestic product growth. Most investors sought safety in bonds, as equity markets tumbled. Mortgage-backed securities benefited from this shift in investor sentiment.

1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

    The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.

Within this environment, Franklin Adjustable U.S. Government Securities Fund - Class A performed well. We maintained a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We select securities using a value-oriented approach, emphasizing a bond's fundamental bargain price relative to comparable securities, as well as its historical prepayment performance.

During the period under review, we did not make any major changes to the Fund's portfolio. On October 31, 2001, Federal National Mortgage Association (FNMA or Fannie Mae) securities continued to represent the Fund's largest weighting, at 60.2% of total net assets. Cash flows, which had been negative during the first half of the period, turned positive in the second half. We used the net inflows to selectively add a mix of several seasoned, conventional ARMs to our core holdings, which contributed to portfolio diversification.

The Fund's distribution rate tends to track movements in short-term interest rates. However, it does so with a lag due to the nature of the coupon resets on the Fund's securities. The decline in short-term interest rates during 2001 resulted in the Fund's distribution rate decreasing from 5.87% at the beginning of the period to 5.21% at the end, as shown in the Performance Summary. Going forward, we will continue to maintain our

DIVIDEND DISTRIBUTIONS
Franklin Adjustable
U.S. Government Securities Fund
11/1/00 - 10/31/01

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
November                                                              4.85 cents

December                                                              4.95 cents

January                                                               4.75 cents

February                                                              4.75 cents

March                                                                 4.75 cents

April                                                                 4.75 cents

May                                                                   4.75 cents

June                                                                  4.75 cents

July                                                                  4.75 cents

August                                                                4.75 cents

September                                                             4.35 cents

October                                                               4.20 cents
--------------------------------------------------------------------------------
TOTAL                                                                56.35 CENTS

conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest rate environments.

/s/ T. Anthony Coffey
---------------------------------------------------
    T. Anthony Coffey

/s/ Jack Lemein
---------------------------------------------------
    Jack Lemein

/s/ Roger A. Bayston
---------------------------------------------------
    Roger A. Bayston

    Portfolio Management Team
    Franklin Adjustable U.S. Government Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE         10/31/01     10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.16           $9.46       $9.30
DISTRIBUTIONS (11/1/00 - 10/31/01)
Dividend Income                            $0.5635


PERFORMANCE

CLASS A                                        1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +8.01%       +32.66%     +58.90%
Average Annual Total Return(2)                 +5.63%        +5.33%      +4.50%
Avg. Ann. Total Return  (9/30/01)(3)           +5.02%        +5.35%      +4.46%

Distribution Rate(4)                                                       5.21%
30-Day Standardized Yield(5)                                               4.82%


FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND

------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of October's 4.2 cent per share dividend and the maximum offering price of $9.68 per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.


------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           9

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                10/31/01
--------------------------------------------------------------------------------
1-Year                                                                  +5.63%

5-Year                                                                  +5.33%

10-Year                                                                 +4.50%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), as calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/91-10/31/01)
[LINE GRAPH]

                     Franklin Adjustable            Lehman Brothers Short    Payden & Rygel
                       U.S. Government              U.S. Government 1-2        6-Month CD
                      Securities Fund                  Year Index(6)             Index
-------------------------------------------------------------------------------------------
11/01/1991          $9,776                          $10,000                     $10,000
11/30/1991          $9,804          1.00%           $10,100        0.58%        $10,058
12/31/1991          $9,860          1.30%           $10,231        0.61%        $10,119
01/31/1992          $9,882          0.01%           $10,232        0.41%        $10,161
02/29/1992          $9,933          0.29%           $10,262        0.29%        $10,190
03/31/1992          $9,973          0.10%           $10,272        0.29%        $10,220
04/30/1992          $10,001         0.86%           $10,361        0.49%        $10,270
05/31/1992          $10,066         0.84%           $10,448        0.37%        $10,308
06/30/1992          $10,132         0.86%           $10,537        0.35%        $10,344
07/31/1992          $10,140         1.03%           $10,646        0.55%        $10,401
08/31/1992          $10,183         0.71%           $10,722        0.30%        $10,432
09/30/1992          $10,225         0.82%           $10,810        0.41%        $10,475
10/31/1992          $10,195        -0.46%           $10,760        0.17%        $10,493
11/30/1992          $10,216        -0.10%           $10,749        0.10%        $10,503
12/31/1992          $10,255         0.86%           $10,841        0.47%        $10,553
01/31/1993          $10,293         0.91%           $10,940        0.38%        $10,593
02/28/1993          $10,340         0.70%           $11,017        0.26%        $10,620
03/31/1993          $10,353         0.27%           $11,046        0.27%        $10,649
04/30/1993          $10,407         0.55%           $11,107        0.30%        $10,681
05/31/1993          $10,408        -0.22%           $11,083        0.17%        $10,699
06/30/1993          $10,464         0.62%           $11,151        0.27%        $10,728
07/31/1993          $10,499         0.24%           $11,178        0.29%        $10,759
08/31/1993          $10,534         0.67%           $11,253        0.32%        $10,793
09/30/1993          $10,521         0.32%           $11,289        0.28%        $10,824
10/31/1993          $10,497         0.22%           $11,314        0.25%        $10,851
11/30/1993          $10,420         0.12%           $11,328        0.24%        $10,877
12/31/1993          $10,394         0.37%           $11,369        0.30%        $10,909
01/31/1994          $10,431         0.58%           $11,435        0.33%        $10,945
02/28/1994          $10,369        -0.41%           $11,389       -0.01%        $10,944
03/31/1994          $10,294        -0.25%           $11,360        0.23%        $10,969
04/30/1994          $10,228        -0.25%           $11,332        0.15%        $10,986
05/31/1994          $10,275         0.18%           $11,352        0.26%        $11,014
06/30/1994          $10,303         0.28%           $11,384        0.31%        $11,049
07/31/1994          $10,346         0.80%           $11,475        0.43%        $11,096
08/31/1994          $10,346         0.34%           $11,514        0.39%        $11,139
09/30/1994          $10,335        -0.08%           $11,505        0.24%        $11,166
10/31/1994          $10,217         0.28%           $11,537        0.39%        $11,210
11/30/1994          $10,212        -0.32%           $11,500        0.22%        $11,234
12/31/1994          $10,190         0.24%           $11,528        0.39%        $11,278
01/31/1995          $10,272         1.22%           $11,668        0.70%        $11,357
02/28/1995          $10,389         1.19%           $11,807        0.61%        $11,426
03/31/1995          $10,450         0.57%           $11,874        0.49%        $11,482
04/30/1995          $10,547         0.81%           $11,971        0.58%        $11,549
05/31/1995          $10,770         1.39%           $12,137        0.66%        $11,625
06/30/1995          $10,732         0.53%           $12,201        0.50%        $11,683
07/31/1995          $10,799         0.47%           $12,259        0.55%        $11,748
08/31/1995          $10,889         0.55%           $12,326        0.48%        $11,804
09/30/1995          $10,945         0.45%           $12,382        0.45%        $11,857
10/31/1995          $10,990         0.74%           $12,473        0.53%        $11,920
11/30/1995          $11,094         0.74%           $12,565        0.53%        $11,983
12/31/1995          $11,124         0.70%           $12,653        0.55%        $12,049
01/31/1996          $11,203         0.79%           $12,753        0.54%        $12,114
02/29/1996          $11,210        -0.22%           $12,725        0.39%        $12,161
03/31/1996          $11,278         0.06%           $12,733        0.35%        $12,204
04/30/1996          $11,287         0.19%           $12,757        0.43%        $12,256
05/31/1996          $11,333         0.30%           $12,795        0.42%        $12,308
06/30/1996          $11,441         0.67%           $12,881        0.39%        $12,356
07/31/1996          $11,475         0.40%           $12,933        0.43%        $12,409
08/31/1996          $11,510         0.41%           $12,986        0.53%        $12,475
09/30/1996          $11,592         0.80%           $13,090        0.49%        $12,536
10/31/1996          $11,709         1.00%           $13,220        0.52%        $12,601
11/30/1996          $11,764         0.64%           $13,305        0.48%        $12,661
12/31/1996          $11,819         0.16%           $13,326        0.45%        $12,718
01/31/1997          $11,901         0.47%           $13,389        0.44%        $12,774
02/28/1997          $11,969         0.29%           $13,428        0.40%        $12,826
03/31/1997          $12,001         0.04%           $13,433        0.34%        $12,869
04/30/1997          $12,098         0.75%           $13,534        0.47%        $12,930
05/31/1997          $12,171         0.67%           $13,625        0.52%        $12,997
06/30/1997          $12,256         0.63%           $13,710        0.50%        $13,062
07/31/1997          $12,381         0.91%           $13,835        0.54%        $13,132
08/31/1997          $12,389         0.20%           $13,863        0.45%        $13,191
09/30/1997          $12,476         0.68%           $13,957        0.46%        $13,252
10/31/1997          $12,550         0.66%           $14,049        0.48%        $13,316
11/30/1997          $12,556         0.27%           $14,087        0.42%        $13,372
12/31/1997          $12,643         0.63%           $14,176        0.52%        $13,441
01/31/1998          $12,743         0.85%           $14,296        0.57%        $13,518
02/28/1998          $12,750         0.16%           $14,319        0.39%        $13,571
03/31/1998          $12,784         0.41%           $14,378        0.45%        $13,632
04/30/1998          $12,845         0.47%           $14,446        0.44%        $13,692
05/31/1998          $12,879         0.51%           $14,519        0.49%        $13,759
06/30/1998          $12,941         0.50%           $14,592        0.45%        $13,821
07/31/1998          $12,974         0.47%           $14,661        0.49%        $13,888
08/31/1998          $13,054         1.03%           $14,812        0.53%        $13,962
09/30/1998          $13,132         1.14%           $14,980        0.61%        $14,047
10/31/1998          $13,085         0.52%           $15,058        0.51%        $14,119
11/30/1998          $13,065        -0.03%           $15,054        0.34%        $14,167
12/31/1998          $13,133         0.38%           $15,111        0.47%        $14,233
01/31/1999          $13,201         0.37%           $15,167        0.45%        $14,297
02/28/1999          $13,283        -0.25%           $15,129        0.31%        $14,342
03/31/1999          $13,323         0.66%           $15,229        0.45%        $14,406
04/30/1999          $13,377         0.33%           $15,279        0.42%        $14,467
05/31/1999          $13,417         0.06%           $15,288        0.33%        $14,514
06/30/1999          $13,429         0.30%           $15,334        0.22%        $14,546
07/31/1999          $13,468         0.36%           $15,389        0.45%        $14,612
08/31/1999          $13,520         0.26%           $15,429        0.41%        $14,672
09/30/1999          $13,573         0.59%           $15,520        0.46%        $14,739
10/31/1999          $13,640         0.31%           $15,568        0.44%        $14,804
11/30/1999          $13,678         0.22%           $15,603        0.52%        $14,881
12/31/1999          $13,709         0.16%           $15,628        0.48%        $14,953
01/31/2000          $13,777         0.09%           $15,642        0.45%        $15,020
02/29/2000          $13,820         0.64%           $15,742        0.45%        $15,087
03/31/2000          $13,894         0.54%           $15,827        0.45%        $15,155
04/30/2000          $13,957         0.31%           $15,876        0.44%        $15,222
05/31/2000          $13,990         0.39%           $15,938        0.42%        $15,286
06/30/2000          $14,083         0.96%           $16,091        0.62%        $15,381
07/31/2000          $14,162         0.61%           $16,189        0.63%        $15,478
08/31/2000          $14,228         0.69%           $16,301        0.62%        $15,574
09/30/2000          $14,325         0.71%           $16,416        0.57%        $15,662
10/31/2000          $14,381         0.50%           $16,498        0.56%        $15,750
11/30/2000          $14,488         0.86%           $16,640        0.58%        $15,841
12/31/2000          $14,627         1.09%           $16,822        0.73%        $15,957
01/31/2001          $14,717         1.27%           $17,035        0.89%        $16,099
02/28/2001          $14,808         0.60%           $17,138        0.52%        $16,183
03/31/2001          $14,930         0.78%           $17,271        0.51%        $16,265
04/30/2001          $14,990         0.36%           $17,333        0.53%        $16,351
05/31/2001          $15,082         0.58%           $17,434        0.50%        $16,433
06/30/2001          $15,174         0.34%           $17,493        0.34%        $16,489
07/31/2001          $15,251         1.03%           $17,673        0.42%        $16,558
08/31/2001          $15,279         0.56%           $17,772        0.41%        $16,626
09/30/2001          $15,383         1.46%           $18,032        0.67%        $16,738
10/31/2001          $15,534         0.89%           $18,192        0.36%        $16,798

                      55.34%                          81.92%                      67.98%


6. Source: Standard & Poor's Micropal (Lehman Brothers). The Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

10           Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Total Return Fund (formerly Franklin Bond Fund) seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
-------------------------------------------------------------------------------

The 12-month period ended October 31, 2001, was full of trials and tribulations for investors. After a period of steadily declining growth, the economy registered contraction of gross domestic product by the third quarter of 2001. As a result, companies implemented systematic cost-cutting measures in an attempt to improve their balance sheets. Not surprisingly, layoff announcements increased while capital spending decreased.

In an effort to help stimulate the economy, the Federal Reserve Board
(the Fed) reduced short-term interest rates beginning in January 2001. By period-end, the Fed had lowered the federal funds target rate a total of 400 basis points (4.0%). With the effects of this year's tax cuts not yet determined and continued uncertainty about the economy and the 2002 elections, long-term rates remained relatively flat. Consequently, the Treasury yield curve steepened.

In times of increasing economic uncertainty, investors tend to flock to the securities with the highest quality and security. In the past year, many investors sought securities that would


PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
10/31/01

SECTOR                                                  10/31/01      10/31/00
--------------------------------------------------------------------------------
Corporate Bonds                                           26.8%        19.0%

Mortgage-Backed
Securities                                                44.5%        30.6%

U.S. Treasury
Securities                                                 0.6%         7.3%

Asset-Backed
Securities                                                15.3%        12.8%

International
Bonds                                                      1.1%         2.2%

U.S. Agency

Bonds                                                      0.3%         2.4%

Short-Term
Investments                                               11.4%        25.7%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 21.                                             11

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/00 - 10/31/01

                                                     DIVIDEND PER SHARE
                                             ----------------------------------
MONTH                                           CLASS A          ADVISOR CLASS
-------------------------------------------------------------------------------
November                                      6.1000 cents       6.3200 cents

December                                      6.1000 cents       6.3000 cents

January                                       5.7654 cents       5.9065 cents

February                                      5.6220 cents       5.7734 cents

March                                         5.5640 cents       5.7088 cents

April                                         5.8058 cents       5.9693 cents

May                                           5.3154 cents       5.5499 cents

June                                          5.1026 cents       5.3502 cents

July                                          5.5559 cents       5.7428 cents

August                                        5.2761 cents       5.4921 cents

September                                     4.8523 cents       5.0282 cents

October                                       5.4304 cents       5.6605 cents
-------------------------------------------------------------------------------
TOTAL                                        66.4899 CENTS      68.8017 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


provide high risk-adjusted returns and low capital volatility. Mortgage-backed securities, which tend to have relatively low risk and provide investors with steady income, benefited from this shift in investor sentiment.

During the year under review, we increased our exposure to mortgage-backed securities from 30.6% to 44.5% of total investments. Mortgage rates generally followed changes in interest rates, falling to annual lows by period-end, and a surge in refinancing and prepayments resulted. As mortgage rates fell, we increased the Fund's exposure to lower coupon bonds in an attempt to reduce risk. We sought and purchased bonds that were seasoned as such bonds have experienced several prepayment cycles and are less likely to be refinanced.

We increased our exposure to investment-grade corporate bonds during the 12-month period, as the U.S. economic slowdown and volatile equity markets impacted corporate bond markets. Such bonds have good credit quality and provide strong yields. We also found value in the high yield marketplace and made selective investments during the year under review.

At the Fund's fiscal year-end, we see overall negative market sentiment primarily because of the September terrorist attacks, worries about retaliation, the sluggish economy and uncertainty about its recovery. We believe Franklin Total Return Fund is strongly positioned with investments in a diversified portfolio of high-quality, fixed income instruments. In seeking income-producing securities, we are committed to employing a value-oriented investment approach that seeks to take advantage of varied investment opportunities across a spectrum of sectors.


/s/Roger A. Bayston
   Roger A. Bayston
   Portfolio Manager
   Franklin Total Return Fund


-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 4.87% for Class A and 5.32% for Advisor Class shares. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
-------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE         10/31/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.43          $9.94         $9.51
DISTRIBUTIONS  (11/1/00 - 10/31/01)
Dividend Income                         $0.664899

ADVISOR CLASS                           CHANGE         10/31/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.44          $9.96         $9.52
DISTRIBUTIONS  (11/1/00 - 10/31/01)
Dividend Income                         $0.688017

PERFORMANCE

                                                                      INCEPTION
CLASS A                                      1-YEAR        3-YEAR      (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +11.87%       +19.51%     +24.35%
Average Annual Total Return(2)                +7.14%        +4.60%      +5.53%
Avg. Ann. Total Return (9/30/01)(3)           +5.95%        +3.76%      +5.13%

Distribution Rate(4)                 5.76%
30-Day Standardized Yield(5)         5.30%


                                                                      INCEPTION
ADVISOR CLASS                                1-YEAR        3-YEAR      (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +12.24%       +20.51%     +25.54%
Average Annual Total Return(2)               +12.24%        +6.42%      +7.24%
Avg. Ann. Total Return (9/30/01)(3)          +10.99%        +5.61%      +6.88%

Distribution Rate(4)                 6.26%
30-Day Standardized Yield(5)         5.78%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           15

FRANKLIN TOTAL RETURN FUND



AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +7.14%
3-Year                                                                   +4.60%
Since Inception  (8/3/98)                                                +5.53%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                                                           10/31/01
--------------------------------------------------------------------------------
1-Year                                                                  +12.24%
3-Year                                                                   +6.42%
Since Inception (8/3/98)                                                 +7.24%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), as calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (8/3/98-10/31/01)
[LINE GRAPH]

                   Franklin Bond           Lehman Brothers U.S.
                  Fund - Class A            Universal Index(6)            CPI(6)
--------------------------------------------------------------------------------
08/03/1998            $9,579                     $10,000                 $10,000
08/31/1998            $9,761                      $9,999                 $10,012
09/30/1998            $10,038                    $10,236                 $10,024
10/31/1998            $9,966                     $10,194                 $10,048
11/30/1998            $10,010                    $10,296                 $10,048
12/31/1998            $10,031                    $10,320                 $10,042
01/31/1999            $10,104                    $10,388                 $10,066
02/28/1999            $9,912                     $10,224                 $10,078
03/31/1999            $9,949                     $10,301                 $10,108
04/30/1999            $9,976                     $10,362                 $10,182
05/31/1999            $9,844                     $10,257                 $10,182
06/30/1999            $9,812                     $10,239                 $10,182
07/31/1999            $9,770                     $10,197                 $10,213
08/31/1999            $9,778                     $10,186                 $10,237
09/30/1999            $9,861                     $10,296                 $10,286
10/31/1999            $9,894                     $10,339                 $10,305
11/30/1999            $9,958                     $10,356                 $10,311
12/31/1999            $9,940                     $10,336                 $10,311
01/31/2000            $9,850                     $10,301                 $10,342
02/29/2000            $9,966                     $10,432                 $10,403
03/31/2000            $10,050                    $10,554                 $10,488
04/30/2000            $10,006                    $10,521                 $10,495
05/31/2000            $9,985                     $10,502                 $10,507
06/30/2000            $10,247                    $10,728                 $10,562
07/31/2000            $10,346                    $10,832                 $10,586
08/31/2000            $10,501                    $10,990                 $10,586
09/30/2000            $10,590                    $11,046                 $10,641
10/31/2000            $10,647                    $11,090                 $10,659
11/30/2000            $10,771                    $11,240                 $10,666
12/31/2000            $10,998                    $11,456                 $10,659
01/31/2001            $11,211                    $11,679                 $10,727
02/28/2001            $11,275                    $11,777                 $10,769
03/31/2001            $11,316                    $11,817                 $10,794
04/30/2001            $11,210                    $11,765                 $10,837
05/31/2001            $11,260                    $11,850                 $10,886
06/30/2001            $11,307                    $11,883                 $10,905
07/31/2001            $11,560                    $12,117                 $10,874
08/31/2001            $11,670                    $12,269                 $10,874
09/30/2001            $11,715                    $12,357                 $10,923
10/31/2001            $11,911                    $12,605                 $10,886

                       19.11%                     26.05%                   8.86%


ADVISOR CLASS (8/3/98-10/31/01)
[LINE GRAPH]

                     Franklin Bond              Lehman                  CPI(6)
                     Fund - Advisor          Brothers U.S.
                         Class                 Universal
                                               Index(6)
--------------------------------------------------------------------------------
08/03/1998              $10,000                 $10,000                $10,000
08/31/1998              $10,200                 $ 9,999                $10,012
09/30/1998              $10,480                 $10,236                $10,024
10/31/1998              $10,417                 $10,194                $10,048
11/30/1998              $10,464                 $10,296                $10,048
12/31/1998              $10,499                 $10,320                $10,042
01/31/1999              $10,567                 $10,388                $10,066
02/28/1999              $10,369                 $10,224                $10,078
03/31/1999              $10,411                 $10,301                $10,108
04/30/1999              $10,442                 $10,362                $10,182
05/31/1999              $10,306                 $10,257                $10,182
06/30/1999              $10,274                 $10,239                $10,182
07/31/1999              $10,232                 $10,197                $10,213
08/31/1999              $10,243                 $10,186                $10,237
09/30/1999              $10,332                 $10,296                $10,286
10/31/1999              $10,369                 $10,339                $10,305
11/30/1999              $10,438                 $10,356                $10,311
12/31/1999              $10,421                 $10,336                $10,311
01/31/2000              $10,330                 $10,301                $10,342
02/29/2000              $10,452                 $10,432                $10,403
03/31/2000              $10,543                 $10,554                $10,488
04/30/2000              $10,499                 $10,521                $10,495
05/31/2000              $10,480                 $10,502                $10,507
06/30/2000              $10,756                 $10,728                $10,562
07/31/2000              $10,862                 $10,832                $10,586
08/31/2000              $11,027                 $10,990                $10,586
09/30/2000              $11,123                 $11,046                $10,641
10/31/2000              $11,185                 $11,090                $10,659
11/30/2000              $11,306                 $11,240                $10,666
12/31/2000              $11,546                 $11,456                $10,659
01/31/2001              $11,783                 $11,679                $10,727
02/28/2001              $11,852                 $11,777                $10,769
03/31/2001              $11,885                 $11,817                $10,794
04/30/2001              $11,788                 $11,765                $10,837
05/31/2001              $11,843                 $11,850                $10,886
06/30/2001              $11,909                 $11,883                $10,905
07/31/2001              $12,164                 $12,117                $10,874
08/31/2001              $12,282                 $12,269                $10,874
09/30/2001              $12,345                 $12,357                $10,923
10/31/2001              $12,554                 $12,605                $10,886

                         25.54%                  26.05%                 8.86%


6. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt.

16           Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                 YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                             2001          2000           1999           1998           1997
                                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     9.30    $     9.30     $     9.36     $     9.48     $     9.37
                                                          -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)..............................          .55           .50            .45            .51            .55
 Net realized and unrealized gains (losses) ...........          .17          (.01)          (.06)          (.12)           .10
                                                          -----------------------------------------------------------------------
Total from investment operations ......................          .72           .49            .39            .39            .65
                                                          -----------------------------------------------------------------------
Less distributions from net investment income .........         (.56)         (.49)          (.45)          (.51)          (.54)
                                                          -----------------------------------------------------------------------
Net asset value, end of year ..........................   $     9.46    $     9.30     $     9.30     $     9.36     $     9.48
                                                          =======================================================================

Total return(b)........................................         8.01%         5.44%          4.24%          4.26%          7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  270,175    $  232,413     $  282,685     $  298,298     $  334,990
Ratios to average net assets:
 Expenses(c)...........................................          .95%         1.00%           .96%           .76%           .75%
 Expense excluding waiver and payments by affiliate(c)           .95%         1.00%           .96%           .93%           .93%
 Net investment income ................................         5.82%         5.38%          4.80%          5.38%          5.81%
Portfolio turnover rate(d).............................         2.49%        12.68%         23.23%         38.92%         20.84%


(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes the Fund's share of the Portfolio's allocated expenses.

(d) Represents the Portfolio's rate of turnover.


                      See notes to financial statements.                      17

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                    SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS 93.9%
U.S. Government Adjustable Rate Mortgage Portfolio .............................      26,787,946        $ 253,681,846
                                                                                                        -------------
TOTAL INVESTMENTS (COST $267,426,639) 93.9% ....................................                          253,681,846
OTHER ASSETS, LESS LIABILITIES 6.1% ............................................                           16,493,081
                                                                                                        -------------
TOTAL NET ASSETS 100.0% ........................................................                        $ 270,174,927
                                                                                                        =============

18                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN TOTAL RETURN FUND

                                                                                                CLASS A
                                                                    ----------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------------------
                                                                      2001              2000              1999             1998(d)
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   9.51          $   9.61          $ 10.37          $ 10.00
                                                                    ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................................       .610              .670             .630             .120
 Net realized and unrealized gains (losses) .....................       .490              .020            (.710)            .300
                                                                    ----------------------------------------------------------------
Total from investment operations ................................      1.100              .690            (.080)            .420
                                                                    ----------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................      (.670)            (.790)           (.630)           (.050)
 Net realized gains .............................................         --                --            (.050)              --
                                                                    ----------------------------------------------------------------
Total distributions .............................................      (.670)            (.790)           (.680)           (.050)
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   9.94          $   9.51          $  9.61          $ 10.37
                                                                    ================================================================
Total return(b) .................................................      11.87%             7.61%            (.73)%           4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $ 68,288          $ 20,611          $ 7,870          $ 4,232
Ratios to average net assets:
 Expenses .......................................................        .50%              .50%             .50%           .50%(e)
 Expense excluding waiver and payments by affiliate .............        .99%             1.17%            1.18%            1.29%(e)
 Net investment income ..........................................       6.21%             7.14%            6.32%            5.21%(e)
Portfolio turnover rate(c) ......................................      94.04%            39.64%           96.38%           23.19%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The portfolio turnover rate excludes mortgage dollar roll transactions.
(d) For the period August 3, 1998 (effective date) to October 31, 1998.
(e) Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                            ADVISOR CLASS
                                                                    ----------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------------------
                                                                      2001             2000             1999              1998(d)
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   9.52         $   9.62         $  10.38          $  10.00
                                                                    ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................................       .630             .710             .660              .120
 Net realized and unrealized gains (losses) .....................       .500             .010            (.710)             .310
                                                                    ----------------------------------------------------------------
Total from investment operations ................................      1.130             .720            (.050)             .430
                                                                    ----------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................      (.690)           (.820)           (.660)            (.050)
 Net realized gains .............................................         --               --            (.050)               --
                                                                    ----------------------------------------------------------------
Total distributions .............................................      (.690)           (.820)           (.710)            (.050)
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   9.96         $   9.52         $   9.62          $  10.38
                                                                    ================================================================
Total return(b) .................................................      12.24%            7.87%            (.46)%            4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $ 23,324         $ 13,173         $ 12,099          $ 31,588
Ratios to average net assets:
 Expenses .......................................................        .25%             .25%             .25%              .25%(e)
 Expense excluding waiver and payments by affiliate .............        .74%             .92%             .93%             1.04%(e)
 Net investment income ..........................................       6.50%            7.53%            6.57%             5.46%(e)
Portfolio turnover rate(c) ......................................      94.04%           39.64%           96.38%            23.19%

(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) The portfolio turnover rate excludes mortgage dollar roll transactions.
(d) For the period August 3, 1998 (effective date) to October 31, 1998.
(e) Annualized.

20                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001


                                                                                                     PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                                                            AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.4%
    CORPORATE BONDS 29.2%
    COMMERCIAL SERVICES 1.9%
    Enron Corp., 7.375%, 5/15/19 .........................................................           $1,000,000           $  748,267
    Interpublic Group, senior note, 144A, 7.25%, 8/15/11 .................................            1,000,000            1,014,517
                                                                                                                          ----------
                                                                                                                           1,762,784
                                                                                                                          ----------
    COMMUNICATIONS 2.3%
    Crown Castle International Corp., senior note, 9.375%, 8/01/11 .......................              200,000              175,000
    Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 ..........................              200,000               35,000
(b) McLeodUSA Inc., senior note, 8.125%, 2/15/09 .........................................              300,000               69,750
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 ............................              300,000              211,500
    Sprint Capital Corp., 7.125%, 1/30/06 ................................................              500,000              528,797
    Telus Corp., 8.00%, 6/01/11 ..........................................................              500,000              545,961
    Worldcom Inc., 8.25%, 5/15/31 ........................................................              500,000              513,413
                                                                                                                          ----------
                                                                                                                           2,079,421
                                                                                                                          ----------
    CONSUMER DURABLES 1.6%
    Ford Motor Co., 7.45%, 7/16/31 .......................................................              500,000              468,831
(b) Mattel Inc., 6.00%, 7/15/03 ..........................................................            1,000,000            1,014,587
                                                                                                                          ----------
                                                                                                                           1,483,418
                                                                                                                          ----------
    CONSUMER NON-DURABLES 3.1%
    Conagra Foods Inc., 7.50%, 9/15/05 ...................................................              500,000              546,237
    Kellogg Co., 4.875%, 10/15/05 ........................................................              500,000              504,107
(b) Pepsi Bottling Group Inc., 7.00%, 3/01/29 ............................................              500,000              547,640
    Philip Morris Cos. Inc., 7.50%, 4/01/04 ..............................................              500,000              540,732
    Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 .............................              200,000              210,000
    Tyson Foods Inc., 144A, 8.25%, 10/01/11 ..............................................              500,000              536,262
                                                                                                                          ----------
                                                                                                                           2,884,978
                                                                                                                          ----------
   CONSUMER SERVICES 6.2%
    Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ........................              200,000              193,000
    AOL Time Warner Inc., 6.75%, 4/15/11 .................................................              500,000              524,911
(b) Block Financial Corp., 6.75%, 11/01/04 ...............................................            1,000,000            1,066,030
    Cendant Corp., 7.75%, 12/01/03 .......................................................              500,000              499,706
    Knight-Ridder Inc., 7.125%, 6/01/11 ..................................................              500,000              532,441
    Marriott International, E, 144A, 7.00%, 1/15/08 ......................................              500,000              513,694
    News America Inc., 7.25%, 5/18/18 ....................................................            1,000,000              961,115
    Six Flags Inc., senior note, 9.50%, 2/01/09 ..........................................              150,000              150,188
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..............................              200,000              192,000
    Tyco International Group SA, 7.00%, 6/15/28 ..........................................            1,000,000            1,010,658
                                                                                                                          ----------
                                                                                                                           5,643,743
                                                                                                                          ----------
    DISTRIBUTION SERVICES .2%
    Grand Metropolitan Investment, 7.125%, 9/15/04 .......................................              200,000              218,580
                                                                                                                          ----------
    ELECTRONIC TECHNOLOGY 2.9%
    Compaq Computer Corp., 6.20%, 5/15/03 ................................................              500,000              513,759
(b) Lockheed Martin Corp., 8.50%, 12/01/29 ...............................................              500,000              612,045

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                       PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                             AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    CORPORATE BONDS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
(b) Motorola Inc., senior unsecured note, 7.625%, 11/15/10 ..................................         $ 1,000,000        $ 1,008,241
    Qwest Capital Funding, 7.25%, 2/15/11 ...................................................             500,000            512,934
                                                                                                                         -----------
                                                                                                                           2,646,979
                                                                                                                         -----------
    ENERGY MINERALS .2%
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...........................             161,000            172,270
                                                                                                                         -----------
    FINANCE 5.5%
(b) Capital One Bank, senior note, 6.62%, 8/04/03 ...........................................           1,000,000          1,026,128
    Charles Schwab, senior note, 8.05%, 3/01/10 .............................................             750,000            837,077
    CNA Financial, 6.45%, 1/15/08 ...........................................................             500,000            427,614
    CNA Financial Corp., 6.75%, 11/15/06 ....................................................             375,000            343,520
(b) First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 .....................................             291,000            307,157
    General Motors Acceptance Corp., 6.875%, 9/15/11 ........................................             500,000            492,753
    Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ....................................             150,000            162,725
(b) Societe Generale-New York, sub. note, 7.40%, 6/01/06 ....................................             300,000            331,022
    Washington Mutual Financial, 6.875%, 5/15/11 ............................................           1,000,000          1,065,764
                                                                                                                         -----------
                                                                                                                           4,993,760
                                                                                                                         -----------
    HEALTH SERVICES .4%
    Fresenius Medical Care Capital Trust, 9.00%, 12/01/06 ...................................             200,000            207,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .........................             200,000            195,000
                                                                                                                         -----------
                                                                                                                             402,000
                                                                                                                         -----------
    INDUSTRIAL SERVICES 1.5%
    Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ...................             200,000            203,500
    Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ................             100,000            101,500
    Waste Management Inc., 7.375%, 8/01/10 ..................................................           1,000,000          1,071,107
                                                                                                                         -----------
                                                                                                                           1,376,107
                                                                                                                         -----------
    PROCESS INDUSTRIES .1%
    Applied Extrusion Technologies Inc., senior note, 144A, 10.75%, 7/01/11 .................             100,000            105,500
                                                                                                                         -----------
    PRODUCER MANUFACTURING .6%
    Visteon Corp., senior note, 8.25%, 8/01/10 ..............................................             500,000            525,057
                                                                                                                         -----------
    RETAIL TRADE .6%
    Kroger Co., senior note, 7.65%, 4/15/07 .................................................             500,000            560,146
                                                                                                                         -----------
    TRANSPORTATION .2%
    Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ....................................             200,000            204,000
                                                                                                                         -----------
    UTILITIES 1.9%
    AES Corp., senior note, 8.75%, 6/15/08 ..................................................             200,000            188,000
    Calpine Corp., senior note, 8.625%, 8/15/10 .............................................             200,000            201,659
    Duquesne Light Co., 6.625%, 6/15/04 .....................................................             300,000            299,468
    Utilicorp United Inc., senior note, 8.27%, 11/15/21 .....................................           1,000,000          1,030,853
                                                                                                                         -----------
                                                                                                                           1,719,980
                                                                                                                         -----------
    TOTAL CORPORATE BONDS (COST $26,607,797) ................................................                             26,778,723
                                                                                                                         ===========

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                            AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ASSET BACKED SECURITIES 16.7%
    Aames Mortgage Trust, 6.59%, 6/15/24 ................................................           $    87,753          $    88,073
    Banc One Home Equity Trust, 6.06%, 1/25/12 ..........................................                 8,205                8,217
(b) BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 ...............................................               314,716              332,320
    Champion Home Equity Loan Trust, 7.01%, 7/25/12 .....................................                50,794               51,793
(b) Champion Home Equity Loan Trust, 7.72%, 5/25/29 .....................................               850,000              908,259
    Conseco Finance Securitizations Corp., 6.72%, 10/15/30 ..............................                36,012               36,606
    Countrywide Asset-Backed Certificates, 6.78%, 11/25/27 ..............................               500,000              530,594
    Criimi Mae CMBS Corp., 5.697%, 6/20/30 ..............................................                78,715               81,575
    Equity One Mortgage, 2001-1, AF3, 6.132%, 8/25/32 ...................................             3,000,000            3,106,547
    Ford Credit Auto Owner Trust, 2001D, A3, 4.31%, 6/15/05 .............................             2,700,000            2,765,607
    Green Tree Financial Corp., 6.80%, 12/01/30 .........................................               400,000              403,093
    Green Tree Home Improvement Loan Trust, 7.16%, 3/15/28 ..............................                39,444               40,598
    Mellon Auto Grantor Trust, 5.76%, 10/17/05 ..........................................                80,251               82,035
    Metris Master Trust, 7.11%, 10/20/05 ................................................             3,000,000            3,055,537
    Money Store Home Equity Trust, 6.67%, 2/15/25 .......................................               459,805              473,837
    Residential Asset Securities Corp., 7.39%, 4/25/28 ..................................                15,073               15,092
    Salomon Brothers Mortgage Securities VII, 6.592%, 12/18/33 ..........................             2,500,000            2,678,965
    Saxon Asset Security Trust, 6.31%, 4/25/22 ..........................................                21,913               22,033
(b) Saxon Asset Security Trust, 7.00%, 3/25/27 ..........................................               486,020              519,909
(b) Saxon Asset Security Trust, 6.93%, 1/25/30 ..........................................               150,000              156,920
                                                                                                                         -----------
    TOTAL ASSET BACKED SECURITIES (COST $14,849,457) ....................................                                 15,357,610
                                                                                                                         -----------
    COMMERCIAL MORTGAGE BACKED SECURITIES 2.8%
    JP Morgan Commercial Mortgage Finance, 7.59%, 10/15/32 ..............................               885,025              971,669
(b) Morgan Stanley Capital I, 7.12%, 1/15/08 ............................................             1,000,000            1,057,690
    Vandelbilt Mortgage Finance, 8.29%, 12/07/30 ........................................               500,000              524,492
                                                                                                                         -----------
    TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $2,358,059) .......................                                  2,553,851
                                                                                                                         -----------
    MORTGAGE BACKED SECURITIES 45.7%
    15-YEAR MORTGAGE BACKED SECURITIES 9.3%
    FHLMC, 6.00%, 6/15/11 ...............................................................             2,450,000            2,662,797
    FNMA, 6.00%, 5/15/11 ................................................................             1,500,000            1,624,920
    FNMA, 5.50%, 1/01/14 ................................................................               385,596              392,755
    GNMA, 7.50%, 5/15/05 ................................................................                21,060               22,155
    GNMA, 7.50%, 8/15/05 ................................................................                82,114               86,382
    GNMA, 7.50%, 11/15/05 ...............................................................               133,511              140,451
    GNMA, 7.50%, 12/15/05 ...............................................................               176,493              185,668
    GNMA, 7.50%, 1/15/06 ................................................................               148,472              156,899
    GNMA, 7.50%, 3/15/06 ................................................................                44,924               47,474
    GNMA, 7.50%, 6/15/06 ................................................................                67,076               70,883
    GNMA, 7.50%, 12/15/06 ...............................................................               145,073              153,307
    GNMA, 7.50%, 1/15/07 ................................................................               226,205              239,558
    GNMA, 7.50%, 2/15/07 ................................................................                26,231               27,780
    GNMA, 7.50%, 3/15/07 ................................................................               280,591              297,154
    GNMA, 7.50%, 4/15/07 ................................................................               302,621              320,484
    GNMA, 7.50%, 5/15/07 ................................................................               361,532              382,873
    GNMA, 7.50%, 6/15/07 ................................................................               945,914            1,001,749

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                              PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    MORTGAGE BACKED SECURITIES (CONT.)
    15-YEAR MORTGAGE BACKED SECURITIES (CONT.)
    GNMA, 7.50%, 7/15/07 ......................................................                $  412,278                $   436,616
    GNMA, SF, 7.00%, 2/15/09 ..................................................                   290,590                    308,680
                                                                                                                         -----------
                                                                                                                           8,558,585
                                                                                                                         -----------
    30-YEAR MORTGAGE BACKED SECURITIES 25.0%
    FHLM, 7.50%, 9/01/30 ......................................................                   593,350                    621,539
    FHLM, 7.50%, 11/01/30 .....................................................                   294,554                    308,548
    FHLM, 7.50%, 12/01/30 .....................................................                   132,896                    139,209
    FHLM, 6.00%, 11/01/31 .....................................................                 1,000,000                  1,013,750
    FNMA, 6.50%, 4/01/16 ......................................................                   888,448                    924,153
    FNMA, 6.00%, 6/01/16 ......................................................                   984,907                  1,012,792
    FNMA, 6.00%, 7/01/16 ......................................................                   491,791                    505,715
    FNMA, 6.00%, 8/01/16 ......................................................                 1,000,001                  1,028,313
    FNMA, 6.50%, 9/01/16 ......................................................                   543,365                    565,202
    FNMA, 6.50%, 11/01/28 .....................................................                 3,488,293                  3,587,491
    FNMA, 7.00%, 11/01/28 .....................................................                 2,434,242                  2,537,697
    FNMA, 6.00%, 11/01/29 .....................................................                   700,000                    708,313
    FNMA, 8.00%, 12/01/30 .....................................................                   474,252                    501,705
    FNMA, 6.00%, 5/01/31 ......................................................                   494,259                    500,746
    FNMA, 6.50%, 6/01/31 ......................................................                 2,649,536                  2,729,353
    FNMA, 6.00%, 7/01/31 ......................................................                   499,439                    505,994
    FNMA, 6.00%, 8/01/31 ......................................................                   998,903                  1,012,014
    FNMA, 6.50%, 8/01/31 ......................................................                 1,488,402                  1,533,241
    GNMA, 7.50%, 5/15/23 ......................................................                   758,389                    803,595
    GNMA, 7.00%, 3/15/28 ......................................................                   376,149                    393,448
    GNMA, 7.00%, 5/15/29 ......................................................                    20,395                     21,327
    GNMA, 7.00%, 12/15/30 .....................................................                    35,947                     37,564
    GNMA, 6.50%, 4/20/31 ......................................................                   414,378                    426,763
    GNMA, SF, 7.00%, 10/15/27 .................................................                   365,722                    382,651
    GNMA, SF, 7.00%, 4/15/28 ..................................................                   389,825                    407,753
(b) GNMA II, 6.00%, 3/20/28 ...................................................                   368,624                    373,112
    GNMA II, 6.50%, 3/20/28 ...................................................                   284,123                    292,622
                                                                                                                         -----------
                                                                                                                          22,874,610
                                                                                                                         -----------
    ADJUSTABLE RATE MORTGAGE SECURITIES 11.4%
    FHLM, ARM, 8.195%, 3/01/25 ................................................                 1,314,298                  1,369,565
    FHLM, ARM, 6.977%, 9/01/27 ................................................                   956,060                    982,446
    FNMA, ARM, 5.048%, 1/01/17 ................................................                 1,358,186                  1,387,189
    FNMA, ARM, 7.509%, 6/01/17 ................................................                   577,731                    607,426
    FNMA, ARM, 6.00%, 6/01/15 .................................................                   261,343                    267,526
    FNMA, ARM, 7.232%, 9/01/19 ................................................                   164,631                    171,648
    FNMA, ARM, 6.891%, 12/01/22 ...............................................                 1,067,621                  1,098,200
    FNMA, ARM, 7.843%, 12/01/24 ...............................................                   278,429                    288,834
    FNMA, ARM, 7.090%, 5/01/25 ................................................                   730,647                    756,912
    FNMA, ARM, 8.701%, 6/01/30 ................................................                   627,441                    672,146
    GNMA, ARM, 6.375%, 1/20/23 ................................................                   442,087                    451,877

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONT.)
      MORTGAGE BACKED SECURITIES (CONT.)
      ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
      GNMA, ARM, 7.625%, 10/20/26 .............................................................       $    982,313     $  1,022,659
(b)   Prudential Home Mortgage Securities, 7.445%, 7/25/18 ....................................            861,176          858,181
      Structured Asset Securities Corp., 7.662%, 11/15/26 .....................................            456,440          466,685
                                                                                                                       ------------
                                                                                                                         10,401,294
                                                                                                                       ------------
      TOTAL MORTGAGE BACKED SECURITIES (COST $40,806,039) .....................................                          41,834,489
                                                                                                                       ------------
      OTHER GOVERNMENT AND AGENCY SECURITIES (COST $464,295) .6%
      FNMA, 6.50%, 4/29/09 ....................................................................            500,000          510,738
                                                                                                                       ------------
      FOREIGN GOVERNMENT SECURITIES 1.1%

      Federation of Russia, Reg S, 10.00%, 6/26/07 ............................................             70,000           64,356
      Republic of Brazil, 11.00%, 8/17/40 .....................................................            575,000          379,494
      Republic of Bulgaria, A, FRN, 4.563%, 7/28/24 ...........................................             60,000           47,250
      Republic of Turkey, 12.375%, 6/15/09 ....................................................             50,000           47,063
      United Mexican States, 9.875%, 2/01/10 ..................................................            450,000          498,375
                                                                                                                       ------------
      TOTAL FOREIGN GOVERNMENT SECURITIES (COST $1,104,754) ...................................                           1,036,538
                                                                                                                       ------------
      ZERO COUPON BONDS .3%

      Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
        9.92% thereafter, 4/01/11 .............................................................            200,000          141,500
      Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ..........................            300,000           63,750
      NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ..................            250,000           95,000
                                                                                                                       ------------
      TOTAL ZERO COUPON BONDS (COST $404,589) .................................................                             300,250
                                                                                                                        ------------
      TOTAL LONG TERM INVESTMENTS (COST $86,594,990) ..........................................                          88,372,199
                                                                                                                       ------------
      SHORT TERM INVESTMENTS 12.5%
      INDUSTRIAL SERVICES .1%
      Deere John Owner Trust, 5.94%, 10/15/02 .................................................             65,885           66,248
                                                                                                                       ------------
(a,b) MONEY FUND 12.2%
      Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................         11,142,372       11,142,372
                                                                                                                       ------------
      U.S. GOVERNMENT AND AGENCY SECURITIES .2%
      U.S. Treasury Bill, 11/15/01 ............................................................            200,000          199,830
                                                                                                                       ------------
      TOTAL SHORT TERM INVESTMENTS (COST $11,408,166) .........................................                          11,408,450
                                                                                                                        ------------
      TOTAL INVESTMENTS (COST $98,003,156) 108.9% .............................................                          99,780,649
      OTHER ASSETS, LESS LIABILITIES (8.9%) ...................................................                          (8,168,592)
                                                                                                                       ------------
      TOTAL NET ASSETS 100.0% .................................................................                        $ 91,612,057
                                                                                                                       ============


(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc., an affiliate of Franklin Resources, Inc.
(b) On deposit with broker for initial margin on futures (Note 1(b))


                       See notes to financial statements.                     25

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                                            FRANKLIN
                                                                                           ADJUSTABLE                   FRANKLIN
                                                                                        U.S. GOVERNMENT               TOTAL RETURN
                                                                                        SECURITIES FUND                    FUND
                                                                                        -------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................................               $ 267,426,639                $  98,003,156
                                                                                        ===========================================
  Value ..................................................................                 253,681,846                   99,780,649
 Receivables:
  Investment securities sold .............................................                   3,488,678                      183,854
  Capital shares sold ....................................................                  17,193,129                           --
  Dividends and interest .................................................                   1,173,176                    1,026,312
  Variation margin (Note 1) ..............................................                          --                       67,812
                                                                                        -------------------------------------------
      Total assets .......................................................                 275,536,829                  101,058,627
                                                                                        -------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................................                   1,173,097                    7,744,315
  Capital shares redeemed ................................................                   3,859,786                    1,667,349
  Affiliates .............................................................                     114,837                       31,960
  Shareholders ...........................................................                     192,575                        1,885
 Distributions to shareholders ...........................................                          --                        1,061
 Other liabilities .......................................................                      21,607                           --
                                                                                        -------------------------------------------
      Total liabilities ..................................................                   5,361,902                    9,446,570
                                                                                        -------------------------------------------
       Net assets, at value ..............................................               $ 270,174,927                $  91,612,057
                                                                                        ===========================================
Net assets consist of:
 Undistributed net investment income .....................................               $      87,332                $     (48,798)
 Net unrealized appreciation (depreciation) ..............................                 (13,744,793)                   1,989,822
 Accumulated net realized loss ...........................................                 (82,830,104)                  (1,422,682)
 Capital shares ..........................................................                 366,662,492                   91,093,715
                                                                                        -------------------------------------------
       Net assets, at value ..............................................               $ 270,174,927                $  91,612,057
                                                                                        ===========================================


26                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001

                                                                                                   FRANKLIN
                                                                                                  ADJUSTABLE           FRANKLIN
                                                                                                U.S. GOVERNMENT      TOTAL RETURN
                                                                                                SECURITIES FUND          FUND
                                                                                                ----------------------------------
CLASS A:
 Net assets, at value ......................................................................    $   270,174,927    $    68,288,203
                                                                                                ==================================
 Shares outstanding ........................................................................         28,572,127          6,869,109
                                                                                                ==================================
 Net asset value per share(a) ..............................................................    $          9.46    $          9.94
                                                                                                ==================================
 Maximum offering price per share (net asset value per share / 97.75%, 95.75%, respectively)    $          9.68    $         10.38
                                                                                                ==================================
ADVISOR CLASS:

 Net assets, at value ......................................................................                 --    $    23,323,854
                                                                                                ==================================
 Shares outstanding ........................................................................                 --          2,342,857
                                                                                                ==================================
 Net asset value and maximum offering price per share ......................................                 --    $          9.96
                                                                                                ==================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     27

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                   FRANKLIN
                                                                                  ADJUSTABLE            FRANKLIN
                                                                                U.S. GOVERNMENT       TOTAL RETURN
                                                                                SECURITIES FUND           FUND
                                                                                -----------------------------------
Investment income:
 Dividends (Note 3) ........................................................    $    14,499,863     $       304,522
 Interest ..................................................................                 --           4,007,839
                                                                                -----------------------------------
      Total investment income ..............................................         14,499,863           4,312,361
                                                                                -----------------------------------
Expenses:
 Management fees (Note 3) ..................................................                 --             245,376
 Administrative fees (Note 3) ..............................................            228,048             126,547
 Distribution fees-Class A (Note 3) ........................................            569,630             114,583
 Transfer agent fees (Note 3) ..............................................            332,469              33,780
 Custodian fees ............................................................                 --                 642
 Reports to shareholders ...................................................             31,891               5,789
 Registration and filing fees ..............................................             28,301              29,918
 Professional fees .........................................................              3,795              10,940
 Trustees' fees and expenses ...............................................             14,194               3,465
 Other .....................................................................                563              10,313
                                                                                -----------------------------------
      Total expenses .......................................................          1,208,891             581,353
      Expenses waived/paid by affiliate (Note 3) ...........................                 --            (308,098)
                                                                                -----------------------------------
       Net expenses ........................................................          1,208,891             273,255
                                                                                -----------------------------------
        Net investment income ..............................................         13,290,972           4,039,106
                                                                                -----------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments ..............................................................         (1,179,489)            582,382
  Financial futures contracts ..............................................                 --             129,490
                                                                                -----------------------------------
       Net realized gain (loss) ............................................         (1,179,489)            711,872
  Net unrealized appreciation on investments and financial futures contracts          5,403,097           2,221,107
                                                                                -----------------------------------
Net realized and unrealized gain ...........................................          4,223,608           2,932,979
                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................    $    17,514,580     $     6,972,085
                                                                                ===================================

28                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                     FRANKLIN ADJUSTABLE                      FRANKLIN
                                                               U.S. GOVERNMENT SECURITIES FUND            TOTAL RETURN FUND
                                                               -------------------------------------------------------------------
                                                                    2001              2000              2001              2000
                                                               -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $  13,290,972     $  13,618,253     $   4,039,106     $   1,901,438
  Net realized gain (loss) from investments and financial
   futures contracts ......................................       (1,179,489)       (2,737,933)          711,872          (185,783)
  Net unrealized appreciation on investments and
   financial futures contracts ............................        5,403,097         2,365,317         2,221,107           345,619
                                                               -------------------------------------------------------------------
      Net increase in net assets resulting from
       operations .........................................       17,514,580        13,245,637         6,972,085         2,061,274
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (13,629,043)      (13,416,415)       (3,056,184)       (1,059,660)
   Advisor Class ..........................................               --                --        (1,219,553)       (1,111,986)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................      (13,629,043)      (13,416,415)       (4,275,737)       (2,171,646)
 Capital share transactions: (Note 2)
   Class A ................................................       33,876,807       (50,101,470)       45,840,131        12,718,009
   Advisor Class ..........................................               --                --         9,291,747         1,207,765
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       33,876,807       (50,101,470)       55,131,878        13,925,774
      Net increase (decrease) in net assets ...............       37,762,344       (50,272,248)       57,828,226        13,815,402
Net assets:
 Beginning of year ........................................      232,412,583       282,684,831        33,783,831        19,968,429
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 270,174,927     $ 232,412,583     $  91,612,057     $  33,783,831
                                                               ===================================================================
Undistributed net investment income included in net assets:
  End of year .............................................    $      87,332     $     933,441     $     (48,798)    $      15,203
                                                               ===================================================================

                       See notes to financial statements.                     29

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Effective March 1, 2001, the name of the Franklin Bond Fund changed to the Franklin Total Return Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at their proportionate interest in the net asset value of the Portfolio. At October 31, 2001 the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

b. FUTURES CONTRACTS

The Franklin Total Return Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

c. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and repurchase price is treated as interest income and realized gains and losses are deferred.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Total Return Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. As permitted, the Guide has been implemented early by the Total Return Fund for the fiscal year ended October 31, 2001. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to November 1, 2000, premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Trust. The cumulative effect of this accounting change for the Total Return Fund resulted in a reduction of $23,622 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended October 31, 2001 was to decrease net investment income by $42,151, increase unrealized gains by $28,203, and increase realized gains by $13,948. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

          FUND                                                                      CLASS
          -------------------------------------------------------------------------------------
          Franklin Adjustable U.S. Government Securities Fund                       A
          Franklin Total Return Fund                                                A & Advisor

At October 31, 2001 there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                         FRANKLIN ADJUSTABLE
                                                   U.S. GOVERNMENT SECURITIES FUND       FRANKLIN TOTAL RETURN FUND
                                                   -------------------------------------------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
                                                   -------------------------------------------------------------------
CLASS A SHARES:
Year ended October, 2001
 Shares sold ..................................       14,680,519     $ 138,009,293         6,394,449     $  62,400,508
 Shares issued in reinvestment of distributions          900,871         8,437,494           158,227         1,546,171
 Shares redeemed ..............................      (11,994,326)     (112,569,980)       (1,851,411)      (18,106,548)
                                                   -------------------------------------------------------------------
      Net increase ............................        3,587,064     $  33,876,807         4,701,265     $  45,840,131
                                                   ===================================================================
Year ended October, 2000
 Shares sold ..................................       15,193,146     $ 141,054,087         1,746,021     $  16,477,834
 Shares issued in reinvestment of distributions          888,957         8,235,523            61,770           581,748
 Shares redeemed ..............................      (21,485,637)     (199,391,080)         (458,644)       (4,341,573)
                                                   -------------------------------------------------------------------
      Net increase (decrease) .................       (5,403,534)    $ (50,101,470)        1,349,147     $  12,718,009
                                                   ===================================================================
ADVISOR CLASS:
Year ended October, 2001
 Shares sold ..................................                                              923,179     $   8,943,744
 Shares issued in reinvestment of distributions                                              106,655         1,042,651
 Shares redeemed ..............................                                              (71,219)         (694,648)
                                                                                       -------------------------------
      Net increase ............................                                              958,615     $   9,291,747
                                                                                       ===============================
Year ended October, 2000
 Shares sold ..................................                                              189,824     $   1,804,702
 Shares issued in reinvestment of distributions                                               96,283           907,693
 Shares redeemed ..............................                                             (159,264)       (1,504,630)
                                                                                       -------------------------------
      Net increase ............................                                              126,843     $   1,207,765
                                                                                       ===============================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                 AFFILIATION
--------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                     Investment Manager
Franklin Templeton Services, LLC (FT Services)                         Administrative Manager
Franklin/Templeton Investor Services, LLC (Investor Services)          Transfer Agent
Franklin/Templeton Distributors, Inc. (Distributors)                   Principal Underwriter
Templeton Investment Counsel, LLC (TIC)                                Investment Manager
The U.S. Government Adjustable Rate Mortgage Portfolio                 The fund in which the Franklin Adjustable U.S. Government
                                                                         Securities Fund invests.

The Franklin Total Return Fund pays an investment management fee to Advisers of
 .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million. Management fees were reduced for the Franklin Total Return Fund on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TIC provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the month-end assets of the fund.

The Franklin Total Return Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Total Return Fund as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class A for costs incurred in marketing the Funds' shares.

Distributors received net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                               FRANKLIN
                                                              ADJUSTABLE         FRANKLIN
                                                            U.S. GOVERNMENT    TOTAL RETURN
                                                            SECURITIES FUND        FUND
                                                            -------------------------------
          Net commissions received .....................            $56,596         $59,182
          Contingent deferred sales charges ............            $ 4,353         $ 4,493

The Funds paid transfer agent fees of $366,249 of which $262,966 was paid to Investor Services.

At October 31, 2001, Advisers or investment companies managed by Advisers owned 25.11% of the net assets of the Franklin Total Return Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 2001, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Capital loss carryovers expiring in:
           2002 .....................................    $    42,220,363    $            --
           2003 .....................................         18,463,010                 --
           2004 .....................................          8,807,294                 --
           2005 .....................................          4,580,551                 --
           2006 .....................................          2,585,375                 --
           2007 .....................................          1,456,300          1,068,226
           2008 .....................................          3,438,157            142,129
           2009 .....................................          1,279,055                 --
                                                         ----------------------------------
                                                         $    82,830,105    $     1,210,355
                                                         ==================================

On October 31, 2001, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $7,701,615, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions, paydown losses and bond discounts and premiums.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of financial futures transactions and paydown losses and bond discounts and premiums.

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Investments at cost .......................    $   267,426,639    $    98,054,981
                                                         ----------------------------------
          Unrealized appreciation ...................    $       132,503    $     2,972,096
          Unrealized depreciation ...................        (13,877,296)        (1,246,428)
                                                         ----------------------------------
          Net unrealized appreciation (depreciation)     $   (13,744,793)   $     1,725,668
                                                         ==================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 were as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Purchases .................................    $    94,858,254    $   106,666,954
          Sales .....................................    $    77,222,318    $    56,902,369

6. FINANCIAL FUTURES CONTRACTS

As of October 31, 2001, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                                  NUMBER OF            DELIVERY           CONTRACT       UNREALIZED
CONTRACTS TO BUY                                                  CONTRACTS              DATES           FACE VALUE         GAIN
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond ...........................................        59          12/01/01-12/31/01      $5,900,000      $  260,064
U.S. Treasury Note ...........................................        29          12/01/01-12/31/02      $2,900,000      $   48,421

                                                                  NUMBER OF            DELIVERY           CONTRACT       UNREALIZED
CONTRACTS TO SELL                                                 CONTRACTS              DATES           FACE VALUE         LOSS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note ...........................................        45          12/01/01-12/31/01      $4,500,000      $  (96,156)

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 21, 2001

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                    YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------------------
                                                             2001            2000            1999            1998          1997
                                                         --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $       9.30    $       9.31    $       9.37    $      9.48   $       9.37
                                                         --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................          .552            .555            .496           .553           .593
 Net realized and unrealized gains (losses) ...........          .213           (.010)          (.060)         (.110)          .110
                                                         --------------------------------------------------------------------------
Total from investment operations ......................          .765            .545            .436           .443           .703
Less distributions from net investment income .........         (.600)          (.555)          (.496)         (.553)         (.593)
                                                         --------------------------------------------------------------------------
Net asset value, end of year ..........................  $       9.47    $       9.30    $       9.31    $      9.37   $       9.48
                                                         ==========================================================================

Total return(b) .......................................          8.52%           6.03%           4.77%          4.80%          7.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $    253,547    $    232,949    $    281,974    $   302,434   $    342,541
Ratios to average net assets:
 Expenses .............................................           .42%            .43%            .43%           .26%           .25%
 Expenses excluding waiver and payments by affiliate ..           .42%            .43%            .43%           .43%           .43%
 Net investment income ................................          5.88%           5.96%           5.32%          5.88%          6.31%
Portfolio turnover rate ...............................          2.49%          12.68%          23.23%         38.92%         20.84%

(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return is not annualized for periods less than one year.See notes to financial statements.

                       See notes to financial statements.                     37

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                     AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.4%
 U.S. GOVERNMENT AND AGENCY SECURITIES 94.2%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 16.5%
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.5%, 11/01/16 ................................    $  1,815,380    $  1,858,524
 Cap 11.40%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ...............................       1,966,519       2,020,793
 Cap 11.989%, Margin 2.478% + 3CMT, Resets Annually, 7.439%, 11/01/35 ............................       4,243,572       4,419,409
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.853%, 5/01/26 .............................       2,170,522       2,265,360
 Cap 12.20%, Margin 2.42% + CMT, Resets Annually, 6.732%, 11/01/29 ...............................      11,309,048      11,683,365
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ...............................         826,605         854,168
 Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.019%, 4/01/18 ...............................       2,747,876       2,852,166
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ...............................       2,137,112       2,196,750
 Cap 13.022%, Margin 1.749% + 6MTB, Resets Annually, 6.348%, 10/01/29 ............................         612,419         615,865
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 .............................       1,287,620       1,318,122
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046, 5/01/25 ...............................       1,917,904       1,985,026
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 .............................         520,129         537,137
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 ..............................         608,757         630,905
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ..............................       1,960,325       2,030,339
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.15%, 4/01/19 .................................       3,406,468       3,500,620
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ...............................       1,352,169       1,391,194
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 .............................         434,378         447,164
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 .......................         614,816         661,751
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 ................................         597,377         626,118
                                                                                                                      ------------
                                                                                                                        41,894,776
                                                                                                                      ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 60.2%
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.339%, 3/01/22 ................................         229,275         236,338
 Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 6.24%, 11/01/27 ...............................       3,906,154       4,045,289
 Cap 11.684%, Margin 1.25% + COFI, Resets Annually, 6.554%, 5/01/19 ..............................       3,951,829       4,066,673
 Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 6.854%, 2/01/30 ...............................       2,987,328       3,116,200
 Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.347%, 2/01/25 ..............................         660,574         686,652
 Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 7.001%, 6/01/32 ...........................       4,626,913       4,843,033
 Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.95%, 9/01/29 ................................       4,385,246       4,618,059
 Cap 11.966%, Margin 1.25% + COFI, Resets Monthly,6.526%, 4/01/22 ................................       3,414,337       3,512,159
 Cap 12.13%, Margin 2.598% + CMT, Resets Monthly, 7.13%, 9/01/25 .................................       4,301,138       4,500,243
 Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.951%, 1/01/19 ...............................       3,842,320       3,949,221
 Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.452%, 8/01/29 ..............................       6,122,644       6,391,019
 Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 7.09%, 5/01/25 .................................       4,220,372       4,372,086
 Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.864%, 11/01/18 .................         792,489         816,870
 Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.92%, 11/01/17 ...............................       7,798,247       8,069,237
 Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.133%, 3/01/19 ................................       1,325,149       1,367,119
 Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.516%, 10/01/28 ................................         325,362         335,042
 Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.5760%, 1/01/19 ...................       3,325,189       3,372,342
 Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.865%, 1/01/19 ...............................       1,684,680       1,754,110
 Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 9/01/18 ...............................       8,055,978       8,288,594
 Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 5.5630%, 6/01/20 ..............................       4,594,301       4,742,975
 Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.093%, 11/01/20 ..............................       1,282,008       1,325,007
 Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 6.966%, 5/01/19 ...............................       1,816,443       1,858,154
 Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 8.078%, 6/01/17 ...................         831,275         861,458
 Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.024%, 12/01/17 ...............................         436,043         448,244
 Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.252%, 10/01/17 ........................       1,168,305       1,208,979

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.572%, 7/01/17 ...................    $  4,424,301    $  4,609,341
 Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 2/01/19 ...............................       2,855,981       2,937,852
 Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 7.017%, 4/01/18 ..................         282,405         293,116
 Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.146%, 12/01/19 .............................       1,379,272       1,427,047
 Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.716%, 6/01/19 ................................       1,662,479       1,728,116
 Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.863%, 2/01/20 ................................       6,329,272       6,587,919
 Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 6.8%, 12/01/20 .....................       1,448,339       1,504,348
 Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 8.036%, 4/01/19 ..............................       2,391,309       2,489,277
 Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.449%, 6/01/19 ..............................       1,547,300       1,592,362
 Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 7.407%, 6/01/19 ..............................       2,055,240       2,123,655
 Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.328%, 11/01/26 .................         790,220         837,311
 Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 7.06%, 1/01/26 .........................       3,636,937       3,760,316
 Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.986%, 6/01/19 ...............................       1,087,953       1,121,502
 Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.081%, 10/01/19 ..............................       2,475,862       2,549,830
 Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.385%, 4/01/03 ................................         963,542         991,003
 Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.167%, 9/01/22 ..............................       4,224,496       4,365,266
 Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 8/01/26 ................................         541,981         552,959
 Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.166%, 3/01/21 ..............................       1,450,078       1,501,164
 Cap 13.688%, Margin 2.179% + 3CMT, Resets Monthly, 7.633%, 3/01/26 ..............................       3,116,979       3,243,980
 Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 6.945%, 12/01/20 ..............................       2,556,023       2,639,892
 Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.698%, 3/01/19 ...............................         785,276         817,148
 Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.8190%, 7/01/24 ...................       2,798,924       2,995,724
 Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.244%, 3/01/22 ........................         249,743         261,910
 Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 7.155%, 8/01/16 .................................          94,122          96,587
 Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.585%, 3/01/18 ..............................         561,436         580,672
 Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 8.29%, 2/01/19 ................................       1,161,377       1,209,419
 Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 8.36%, 12/01/18 ...............................       1,014,313       1,058,174
 Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.396%, 1/01/19 ..............................       1,968,524       2,045,443
 Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.868%, 5/01/21 .........................       3,463,092       3,617,142
 Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 6.902%, 3/01/20 ...............................         933,654         966,188
 Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.745%, 12/01/24 .......................       3,054,236       3,165,710
 Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.301%, 8/01/22 .........................         905,313         942,622
 Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 7.6%, 6/01/19 .................................       2,390,145       2,503,321
 Cap 14.769%, Margin 2.265% + 6MDR, Resets Every 3 Years, 8.098%, 3/01/25 ........................       1,045,598       1,120,097
 Cap 14.804%, Margin 2.186% + 6MDR, Resets Every 3 Years, 6.617%, 12/01/17 .......................         867,525         896,573
 Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.405%, 1/01/16 ...............................       3,170,136       3,238,042
 Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.144%, 5/01/19 ..............................       1,304,969       1,363,771
                                                                                                                      ------------
                                                                                                                       152,519,902
                                                                                                                      ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 17.5%
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.75%, 9/20/22 .................................       2,446,853       2,540,504
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.5%, 7/20/29 ..................................       9,576,260       9,713,085
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 4/20/28 ................................       4,794,616       4,923,180
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.25%, 4/20/30 .................................       5,534,875       5,623,793
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.625%, 10/20/24 ...............................       2,729,368       2,843,434
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 7.75%, 7/20/23 .................................       3,424,783       3,555,980
 Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.75%, 7/20/25 .................................         594,266         633,792

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.5%, 8/20/30 ...................................   $  6,704,454    $  6,850,996
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/23 .................................      7,597,836       7,766,086
                                                                                                                      ------------
                                                                                                                        44,450,850
                                                                                                                      ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $236,496,850) ..................................                    238,865,528
                                                                                                                      ------------
 MISCELLANEOUS MORTGAGE BACKED SECURITIES .2%
 Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 6.992%, 1/25/18 ....        289,543         289,362
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 5.629%, 1/25/25 ................         14,675          14,659
 Sears Mortgage Securities, Cap 13.66%, Margin 2.42% +COFI, Resets Monthly, 6.046%, 7/25/21 .......         70,725          71,119
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually, 7.968%, 12/25/18      263,886         264,766
                                                                                                                      ------------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $643,509) ...................................                        639,906
                                                                                                                      ------------
 TOTAL LONG TERM INVESTMENTS (COST $237,140,359) ..................................................                    239,505,434
                                                                                                                      ------------
(a)REPURCHASE AGREEMENT (COST $21,873,969) 8.6%
 Joint Repurchase Agreement, 2.57%, 11/01/01, (Maturity Value $21,875,529) ........................     21,873,969      21,873,969
  ABN AMRO Inc.
  Banc of America Securities, LLC
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  BNP Paribas Corp.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Benson, North America LLC
  Morgan Stanley & Co. Inc.
  Nesbitt Burns Securities Inc.
  SG Cowen Securities Corp.
  UBS Painewebber
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                      ------------
 TOTAL INVESTMENTS (COST $259,014,328) 103.0% .....................................................                    261,379,403
 OTHER ASSETS, LESS LIABILITIES (3.0)% ............................................................                     (7,832,329)
                                                                                                                      ------------
 TOTAL NET ASSETS 100.0% ..........................................................................                   $253,547,074
                                                                                                                      ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index
RTC  - Resolution Trust Corp.
TB   - Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2001, all repurchase agreements had been entered into on that date.


40                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

Assets:
 Investments in securities:
  Cost .....................................................................................    $ 259,014,328
                                                                                                -------------
  Value ....................................................................................      261,379,403
 Receivables:
  Investment securities sold ...............................................................        1,145,563
  Interest .................................................................................        1,498,808
                                                                                                -------------
      Total assets .........................................................................      264,023,774
                                                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................        6,880,911
  Capital shares redeemed ..................................................................        3,488,678
  Affiliates ...............................................................................           85,011
 Other liabilities .........................................................................           22,100
                                                                                                -------------
      Total liabilities ....................................................................       10,476,700
                                                                                                -------------
       Net assets, at value ................................................................    $ 253,547,074
                                                                                                =============
Net assets consist of:
 Net unrealized appreciation ...............................................................    $   2,365,075
 Accumulated net realized loss .............................................................      (76,751,706)
 Capital shares ............................................................................      327,933,705
                                                                                                -------------
 Net assets, at value ......................................................................    $ 253,547,074
                                                                                                =============
 Shares outstanding ........................................................................       26,787,946
                                                                                                =============
 Net asset value and maximum offering price per share (net asset value / shares outstanding)    $        9.47
                                                                                                =============

                       See notes to financial statements.                     41

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

Investment income:
 Interest ..................................................................................    $  14,334,747
                                                                                                -------------
Expenses:
 Management fees (Note 3) ..................................................................          909,779
 Custodian fees ............................................................................            2,459
 Reports to shareholders ...................................................................            1,455
 Professional fees .........................................................................            6,760
 Trustees' fees and expenses ...............................................................           14,639
 Other .....................................................................................           16,050
                                                                                                -------------
      Total expenses .......................................................................          951,142
                                                                                                -------------
       Net investment income ...............................................................       13,383,605
                                                                                                -------------
Realized and unrealized gains (losses):

 Net realized loss from investments ........................................................          (87,540)
 Net unrealized appreciation on investments ................................................        5,301,929
                                                                                                -------------
Net realized and unrealized gain ...........................................................        5,214,389
                                                                                                -------------
Net increase in net assets resulting from operations .......................................    $  18,597,994
                                                                                                =============

42                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                                                  2001              2000
                                                                                             -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  13,383,605     $  15,071,786
  Net realized loss from investments ....................................................          (87,540)         (210,331)
  Net unrealized appreciation (depreciation) on investments .............................        5,301,929          (250,160)
                                                                                             -------------------------------
      Net increase in net assets resulting from operations ..............................       18,597,994        14,611,295
 Distributions to shareholders from net investment income ...............................      (14,499,784)      (15,071,786)
 Capital share transactions (Note 2) ....................................................       16,499,844       (48,564,430)
                                                                                             -------------------------------
      Net increase (decrease) in net assets .............................................       20,598,054       (49,024,921)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................      232,949,020       281,973,941
                                                                                             -------------------------------
 End of year ............................................................................    $ 253,547,074     $ 232,949,020
                                                                                             ===============================

                       See notes to financial statements.                     43

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to record all paydown gains and losses as part of investment income. Prior to November 1, 2000, these gains and losses were included in realized gains and losses. The Portfolio recorded $1,221,048 as an adjustment to interest income for paydown gains and losses during the year ended October 31, 2001. Such gains and losses did not impact the net assets or the distributions of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2001, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                                                 SHARES            AMOUNT
                                                                                             -------------------------------
Year ended October, 2001
 Shares sold ............................................................................        8,669,523     $  81,531,566
 Shares issued in reinvestment of distributions .........................................        1,542,498        14,499,784
 Shares redeemed ........................................................................       (8,473,365)      (79,531,506)
                                                                                             -------------------------------
      Net increase ......................................................................        1,738,656     $  16,499,844
                                                                                             ===============================
Year ended October, 2000
 Shares sold ............................................................................        8,344,642     $  77,468,342
 Shares issued in reinvestment of distributions .........................................        1,623,370        15,071,636
 Shares redeemed ........................................................................      (15,197,502)     (141,104,408)
                                                                                             -------------------------------
      Net decrease ......................................................................       (5,229,490)    $ (48,564,430)
                                                                                             ===============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2001, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.



4. INCOME TAXES

At October 31, 2001, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

          Capital loss carryovers expiring in:
           2002 ........................................    $ 67,102,060
           2003 ........................................       7,677,608
           2004 ........................................         419,303
           2007 ........................................         140,123
           2008 ........................................         210,331

           2009 ........................................       1,202,281
                                                            ------------
                                                            $ 76,751,706
                                                            ============

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At October 31, 2001, the Portfolio had expired capital loss carryovers of $17,182,002, which were reclassified to paid-in capital.

At October 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $259,014,328 was as follows:

          Unrealized appreciation ......................    $  2,829,279
          Unrealized depreciation ......................        (464,204)
                                                            ------------
          Net unrealized appreciation ..................    $  2,365,075
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 aggregated $78,710,719 and $5,320,335, respectively.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U. S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 21, 2001

                      This page intentionally left blank.




























SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and preservation of capital by investing at least 80% of its net assets in senior secured corporate loans and corporate debt securities with floating interest rates.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this inaugural annual report for Franklin Floating Rate Daily Access Fund, which covers the period from the Fund's inception on May 1, 2001, through October 31, 2001.

ECONOMIC OVERVIEW

The U.S. economy weakened markedly during the fiscal year ended October 31, 2001, as a slowdown in technology sector growth quickly spread to other industries. The Federal Reserve Board (the Fed) moved quickly and forcefully to cut interest rates five times since the Fund's inception, bringing the federal funds target rate from 4.5% to 2.5% at fiscal year-end. Economic weakness during the period stemmed largely


CONTENTS

Shareholder Letter .....             1

Performance Summary ....             8

Financial Highlights &
Statement of Investments            12

Financial Statements ...            20

Notes to
Financial Statements ...            24

Independent
Auditors' Report .......            28


FUND CATEGORY
[PYRAMID GRAPHIC]

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically secured, floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.



from an unwinding of the previous capital spending boom, inventory liquidation and a manufacturing contraction. The September 11 terrorist attacks accelerated the slowdown in such sectors as lodging, transportation and broadcasting. The initial investor shock from those events subsided somewhat by the end of the reporting period; however, we believe downside economic risks remain in the near term, with a possible recovery occurring in mid-2002.

Because short-term interest rates declined significantly during the period due to the Fed's aggressive monetary easing stance, the three-month London InterBank Offered Rate (LIBOR), the benchmark used to set interest rates of most leveraged loans, declined from 4.34% at the beginning of the reporting period, to 2.20% on October 31, 2001. Long-term rates fell over the same period, with the 30-year Treasury bond's yield dropping from 5.74% to 4.88%. Equity markets were extremely volatile during the period from May 1 through October 31, 2001, and the Dow Jones Industrial Average ended the period down 14.71% while the Nasdaq Composite Index fell 19.43%.(1)


1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

SYNDICATED BANK LOAN MARKET

In early summer 2001, leveraged loan market conditions were favorable, as lower interest rates and investor enthusiasm helped stabilize a market previously shaken from telecommunications industry-related concerns. However, in the aftermath of the terrorist attacks, loan market lending volumes declined dramatically as participants assessed the new environment. Just $3.5 billion of high yield bonds were sold from September 11 through October 31, down about 60% from the pace before the attacks. In the same period, just $9.2 billion of new leveraged loans were made, down more than 50% from this year's pre-September 11 pace. Furthermore, only $2.3 billion of initial public stock offerings (IPOs) were issued from September 11 through period-end, putting 2001 on pace to be the worst year for IPOs since 1994.

While this environment may negatively impact business and consumer confidence, conditions in the leveraged loan market were showing signs of improvement at period-end. During October, the secondary market strengthened, especially for debt rated BB and above. In general, the loan market, like the high yield market, experienced a flight to quality. As a result of increased overall market volatility, correlations among equity,


TOP 10 HOLDINGS
10/31/01

COMPANY                                % OF TOTAL
INDUSTRY                               NET ASSETS
--------                               ----------
Mission Energy Holdings ....              2.7%
Utilities

Insight Health Services ....              2.6%
Medical & Nursing Services

Sotheby's Holdings Inc. ....              2.6%
Consumer Services

MCC Iowa (Broadband) .......              2.6%
Cable Television

Allied Waste Industries Inc.              2.5%
Environmental Services

Olympus Cable Holdings .....              2.5%
Telecommunications
Equipment

Titan Corp. ................              2.4%
Military, Government
& Technical

Primedia Inc. ..............              2.2%
Books & Magazines

Rite Aid Corp. .............              1.9%
Drug Store Chains

Charter Communications CVIII
and Charter Communications
Operating LLC ..............              1.9%
Cable Television

high yield bonds and the leveraged loan markets are on the upswing. Despite this recent increase in correlation among asset classes, leveraged loans still provided lower volatility and higher returns per unit of risk compared to equities and high yield bonds.

Moody's Investors Service reported that third quarter 2001 default rates for speculative-grade-rated issuers rose to 9% from second quarter's 7.9% and from 5.7% in early 2001. We believe credit deterioration will likely continue through the end of the calendar year with improvement by mid-2002. Despite this apparently poor environment, there are some hopeful signs in our opinion. Credit standards for new deals coming to market appear near an all-time high, and lower interest rates should help borrowers by reducing interest expense. Also, the secondary loan market continues to benefit from increased capacity, liquidity and discipline as a result of new investors entering the market.

PORTFOLIO NOTES

On October 31, 2001, the Fund held 79 positions representing 70 different companies across 33 industries. On October 31, 2001, the cable television industry represented 9.8% of the Fund's total net assets. We continued to favor cable television due to its high barriers to entry, strong cash flow growth prospects and significant loan asset coverage characteristics. In our opinion, cable provides excellent value to subscribers and could be one of the last things consumers would be willing to give up in a slowing economy. The Fund helped finance Mediacom Communications' purchase of cable television assets from AT&T Broadband earlier this year. This acquisition helped Mediacom build critical mass, essentially doubling its size to roughly 1.6 million subscribers to become the country's eighth-largest cable television conglomerate. We believe this transaction should help the company realize substantial cost savings and efficiencies as the company consolidates operations. In addition, the company's wide array of broadband services, including traditional video services, digital television and high speed Internet access, should help fuel strong revenue growth going forward.

The Fund continued to invest in the health care industry because of the defensive nature of its services. In October, we invested in Insight Health Services, a leading provider of outsourced diagnostic imaging services in the U.S., as part of the company's plan to be taken private by J.W. Childs and the Halifax Group. Another defensive holding is Allied Waste, the nation's second-largest non-hazardous solid waste company. The company operates in 39 states, including such markets as Chicago, Los Angeles, Boston, Houston and Atlanta.

During the reporting period, we found various attractive investment opportunities in companies that operate in the military and government sectors. Titan Corporation, among the Fund's top 10 holdings, is a defense electronics company whose subsidiary, Surebeam, recently won a $40 million contract with the

DIVIDEND DISTRIBUTIONS*
5/1/01 - 10/31/01

                                       DIVIDEND PER SHARE
                ----------------------------------------------------------------
MONTH             CLASS A           CLASS B          CLASS C          ADVISOR
--------------------------------------------------------------------------------
May             5.3776 cents      4.7577 cents    5.0255 cents      5.5949 cents

June            4.5999 cents      3.9902 cents    4.2713 cents      4.8072 cents

July            5.1248 cents      4.4600 cents    4.7643 cents      5.3484 cents

August          5.0455 cents      4.4024 cents    4.7029 cents      5.2642 cents

September       4.2987 cents      3.7198 cents    3.9860 cents      4.4940 cents

October         5.0141 cents      4.4273 cents    4.6847 cents      5.2213 cents
--------------------------------------------------------------------------------
TOTAL          29.4606 CENTS     25.7574 CENTS   27.4347 CENTS     30.7300 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



U.S. Postal System. Titan will supply the U.S. Postal System with sterilization equipment to be used in connection with the recent anthrax threats. The company is positioned in the fastest growing segment of the defense budget -- defense electronics -- and has a large order backlog and predictable cash flows. Other well-positioned defense contractors represented in the Fund include Alliant Techsystems and TransDigm.

We feel Franklin Floating Rate Daily Access Fund has weathered its initial reporting period well. Despite increased default rates and volatility in the current leveraged loan market, the Fund adhered to a strict credit discipline, seeking to maintain its share price. Looking forward, we will maintain our strategy of holding loans from companies we believe possess defensive market positions and strong asset coverage in industries we feel will do well even in periods of economic decline. We will continue to place a high priority on maintaining a well-diversified portfolio with adequate cash, at least 10% of total net assets, to meet potential redemption requirements. With its relatively stable share price and potential for relatively high, current income, we believe the Fund can offer diversification for portfolios heavily weighted in equities.

We appreciate your investment in Franklin Floating Rate Daily Access Fund, and welcome your comments or suggestions.

Sincerely,


/s/ Chauncey Lufkin


Chauncey Lufkin
Portfolio Manager
Franklin Floating Rate Daily Access Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS B: Subject to no initial sales charge but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE       10/31/01     5/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05        $ 9.95     $ 10.00
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                              $0.294606

CLASS B                                         CHANGE       10/31/01     5/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05        $ 9.95     $ 10.00
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                              $0.257574

CLASS C                                         CHANGE       10/31/01     5/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05        $ 9.95     $ 10.00
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                              $0.274347

ADVISOR CLASS                                   CHANGE       10/31/01     5/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05        $ 9.95     $ 10.00
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                              $0.307300

PERFORMANCE

                                                                       INCEPTION
CLASS A                                                                 (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.45%

Aggregate Total Return(2)                                                +0.15%

Aggregate Total Return (9/30/01)(3)                                      +0.25%

Distribution Rate(4)                            5.43%

30-Day Standardized Yield(5)                    4.91%

                                                                       INCEPTION
CLASS B                                                                 (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.08%

Aggregate Total Return(2)                                                -1.90%

Aggregate Total Return (9/30/01)(3)                                      -1.66%

Distribution Rate(4)                            4.91%

30-Day Standardized Yield(5)                    4.36%

                                                                       INCEPTION
CLASS C                                                                (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.25%

Aggregate Total Return(2)                                                +1.25%

Aggregate Total Return (9/30/01)(3)                                      +1.38%

Distribution Rate(4)                            5.19%

30-Day Standardized Yield(5)                    4.62%

                                                                       INCEPTION
ADVISOR CLASS                                                           (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.58%

Aggregate Total Return(2)                                                +2.58%

Aggregate Total Return (9/30/01)(3)                                      +2.76%

Distribution Rate(4)                            5.78%

30-Day Standardized Yield(5)                    5.29%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Because the Fund has existed for less than one year, average annual total returns are not provided.

3. In accordance with SEC rules, we provide aggregate total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of each share class's current monthly dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
Since
Inception (5/1/01)                                                       +0.15%

[LINE GRAPH]

[PLOT POINTS "A" TO COME]


AGGREGATE TOTAL RETURN

CLASS B                                                                 10/31/01
--------------------------------------------------------------------------------
Since
Inception (5/1/01)                                                       -1.90%

[LINE GRAPH]

[PLOT POINTS "B" TO COME]

[LINE GRAPH]

[PLOT POINTS "C" TO COME]

AGGREGATE TOTAL RETURN

CLASS C                                                                 10/31/01
--------------------------------------------------------------------------------
Since
Inception (5/1/01)                                                       +1.25%

[LINE GRAPH]

[PLOT POINTS "D" TO COME]

AGGREGATE TOTAL RETURN

ADVISOR CLASS                                                           10/31/01
--------------------------------------------------------------------------------
Since
Inception (5/1/01)                                                       +2.58%


6. Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.

Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Financial Highlights

                                                                   CLASS A
                                                             -------------------
                                                                PERIOD ENDED
                                                             OCTOBER 31, 2001(a)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........                    $     10.00
                                                             -------------------
Income from investment operations:
  Net investment income .....................                           .291
  Net realized and unrealized losses ........                          (.046)
                                                             -------------------
Total from investment operations ............                           .245
                                                             -------------------
Less distributions from net investment income                          (.295)
                                                             -------------------
Net asset value, end of period ..............                    $      9.95
                                                             ===================

Total return(b) .............................                           2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........                    $    34,634
Ratios to average net assets:
  Expenses ..................................                           1.25%(c)
  Net investment income .....................                           5.47%(c)
Portfolio turnover rate .....................                          37.08%

(a)  For period May 1, 2001 (effective date) to October 31, 2001.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Financial Highlights (continued)

                                                                   CLASS B
                                                             -------------------
                                                                 PERIOD ENDED
                                                             OCTOBER 31, 2001(a)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........                    $    10.00
                                                             -------------------
Income from investment operations:
  Net investment income ......................                         .252
  Net realized and unrealized losses .........                        (.044)
                                                             -------------------
Total from investment operations ............                          .208
                                                             -------------------
Less distributions from net investment income                         (.258)
                                                             -------------------
Net asset value, end of period ..............                    $     9.95
                                                             ===================
Total return(b) .............................                          2.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........                    $    9,838
Ratios to average net assets:
  Expenses ...................................                         2.00%(c)
  Net investment income ......................                         4.85%(c)
Portfolio turnover rate .....................                         37.08%



(a)  For period May 1, 2001 (effective date) to October 31, 2001.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Financial Highlights (continued)

                                                                   CLASS C
                                                             -------------------
                                                                 PERIOD ENDED
                                                             OCTOBER 31, 2001(a)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........                    $     10.00
                                                             -------------------
Income from investment operations:
 Net investment income ......................                           .269
 Net realized and unrealized losses .........                          (.045)
                                                             -------------------
Total from investment operations ............                           .224
                                                             -------------------
Less distributions from net investment income                          (.274)
                                                             -------------------
Net asset value, end of period ..............                    $      9.95
                                                             ===================
Total return(b) .............................                           2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........                    $    26,356
Ratios to average net assets:
 Expenses ...................................                           1.65%(c)
 Net investment income ......................                           5.06%(c)
Portfolio turnover rate .....................                          37.08%


(a)  For period May 1, 2001 (effective date) to October 31, 2001.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Financial Highlights (continued)

                                                                ADVISOR CLASS
                                                             -------------------
                                                                 PERIOD ENDED
                                                             OCTOBER 31, 2001(a)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........                    $    10.00
                                                             -------------------
Income from investment operations:
 Net investment income ......................                          .302
 Net realized and unrealized losses .........                         (.045)
                                                             -------------------
Total from investment operations ............                          .257
                                                             -------------------
Less distributions from net investment income                         (.307)
                                                             -------------------
Net asset value, end of period ..............                    $     9.95
                                                             ===================
Total return(b) .............................                          2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........                    $    6,439
Ratios to average net assets:
 Expenses ...................................                          1.00%(c)
 Net investment income ......................                          5.92%(c)
Portfolio turnover rate .....................                         37.08%

(a)  For period May 1, 2001 (effective date) to October 31, 2001.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SENIOR FLOATING RATE INTERESTS 89.6%
    ADVERTISING/MARKETING SERVICES 1.3%
    Lamar Media Corp., Term Loan B, 4.813%, 7/02/06 ..............................               $    997,500          $    995,422
                                                                                                                       ------------
    AIRLINES 1.1%
    Transdigm Inc.,
        Term Loan B, 6.875 - 7.063%, 5/15/06 .....................................                    140,273               135,452
        Term Loan C, 7.063%, 5/15/07 .............................................                    358,477               346,266
    Vought Aircraft Industries, Term Loan X, 5.38%, 12/01/06 .....................                    433,333               394,333
                                                                                                                       ------------
                                                                                                                            876,051
                                                                                                                       ------------
    APPAREL/FOOTWEAR .6%
    William Carter Co., Term Loan B, 6.656 - 7.09%, 8/16/08 ......................                    500,000               501,875
                                                                                                                       ------------
    AUTO PARTS: O.E.M. 1.3%
    SPX Corp., Term Loan C, 6.25%, 12/31/07 ......................................                    994,998               990,520
                                                                                                                       ------------
    BOOKS/MAGAZINES 4.7%
    American Media Inc., Term Loan B, 6.84 - 6.87%, 4/01/07 ......................                    995,000               977,588
(d) Primedia Inc., Term Loan B, 5.125 - 5.375%, 6/30/09 ..........................                  2,000,000             1,680,000
    Transwestern Publishing Co., Term Loan B, 5.41 - 5.463%, 6/27/08 .............                    997,500               996,877
                                                                                                                       ------------
                                                                                                                          3,654,465
                                                                                                                       ------------
    BROADCASTING 6.9%
    Emmis Communications Corp., Term Loan B, 5.375 - 6.563%, 8/31/09 .............                    890,597               860,957
    Entravision Communications Corp., Term Loan B, 5.438%, 12/31/08 ..............                    997,500               996,752
    Gray Communications Systems Inc., Term Loan B, 5.78 - 5.84%, 9/30/09 .........                    500,000               497,969
    Paxson Communications Corp., Term Loan B, 5.43 - 7.50%, 6/29/06 ..............                    997,500               990,019
    Sinclair Broadcast Group Inc., Incremental Term Loan B, 6.60%, 9/30/09 .......                  1,000,000               979,688
    Telemundo Group Inc., Term Loan B, 6.716%, 3/31/08 ...........................                  1,000,000               999,875
                                                                                                                       ------------
                                                                                                                          5,325,260
                                                                                                                       ------------
    CABLE TELEVISION 9.8%
    Century Cable (Adelphia), Term Loan, 5.90%, 12/31/09 .........................                  1,000,000               967,837
    Charter Communications CCVIII, Term Loan B, 5.09%, 2/02/08 ...................                    500,000               489,813
    Charter Communications Operating LLC, Term Loan B, 4.94%, 3/18/08 ............                  1,000,000               977,625
    Insight Midwest Holdings, Term Loan B, 5.50%, 12/31/09 .......................                  1,000,000               994,750
    MCC Iowa (Broadband), Term Loan B2, 4.86 - 5.01%, 9/12/10 ....................                  2,000,000             1,983,334
    UCA-HHC (Adelphia), Term Loan, 5.875%, 3/31/08 ...............................                  1,000,000               970,250
    Videotron Itee, Term Loan B, 5.313- 6.24%, 12/01/09 ..........................                  1,200,000             1,195,500
                                                                                                                       ------------
                                                                                                                          7,579,109
                                                                                                                       ------------
    CASINOS/GAMING 3.2%
    Alliance Gaming Corp., Term Loan, 6.20 - 7.40%, 12/31/06 .....................                  1,000,000               995,625
    Argosy Gaming Co., Term Loan B, 5.205%, 7/31/08 ..............................                    997,500             1,000,306
    Greektown Casinos LLC., Term Loan B, 6.313 - 7.50%, 11/16/04 .................                    497,500               496,256
                                                                                                                       ------------
                                                                                                                          2,492,187
                                                                                                                       ------------
    CELLULAR TELEPHONE 2.2%
    Nextel Communications Inc., Term Loan D, 6.563%, 3/31/09 .....................                  1,000,000               839,091
    Spectrasite Communications Inc., Term Loan B, 6.27 - 8.05%, 2/22/07 ..........                  1,000,000               854,000
                                                                                                                       ------------
                                                                                                                          1,693,091
                                                                                                                       ------------

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (cont.)


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SENIOR FLOATING RATE INTERESTS (cont.)
    CHEMICALS: AGRICULTURAL .6%
    IMC Global Inc., Term Loan B, 6.188 - 7.313%, 11/17/06 .......................               $    498,750          $    498,542
                                                                                                                       ------------
    CHEMICALS: SPECIALTY 6.2%
    Geo Specialty Chemicals, Term Loan B, 6.625%, 12/31/07 .......................                    350,000               332,500
    Ineos Group Ltd., Term Loan C, 5.844%, 6/30/09 ...............................                  1,000,000               978,125
    Messer Griesheim Industries,
        Term Loan B, 6.419%, 4/28/10 .............................................                    350,813               352,129
        Term Loan C, 6.906 - 6.919%, 4/28/10 .....................................                    649,187               651,621
    Noveon Inc., Term Loam B, 6.125 - 7.063%, 9/30/08 ............................                    995,000               973,323
    OM Group Inc., Term Loan B, 6.57%, 4/01/07 ...................................                  1,000,000               994,500
    RK Polymers LLC, Term Loan B, 7.813%, 3/07/09 ................................                    500,000               480,000
                                                                                                                       ------------
                                                                                                                          4,762,198
                                                                                                                       ------------
    CONSUMER SERVICES 3.7%
    Sotheby's Holdings Inc., Term Loan B, 5.158 - 6.81%, 8/11/02 .................                  2,000,000             1,990,000
    Stewart Enterprises Inc., Term Loan B, 5.965 - 6.845%, 6/30/06 ...............                    900,000               902,625
                                                                                                                       ------------
                                                                                                                          2,892,625
                                                                                                                       ------------
    CONSUMER SUNDRIES 2.6%
    American Greetings Corp., Term Loan B, 7.12%, 6/15/06 ........................                  1,000,000               970,000
    Church & Dwight Co., Term Loan B, 5.138%, 5/27/09 ............................                    500,000               501,407
    Playtex Products Inc., Term Loan B, 6.263%, 5/31/09 ..........................                    499,125               501,698
                                                                                                                       ------------
                                                                                                                          1,973,105
                                                                                                                       ------------
    CONTAINERS/PACKAGING 1.2%
    Greif Brothers Corp., Term Loan B, 5.20%, 3/31/08 ............................                    932,352               931,186
                                                                                                                       ------------
    DRUG STORE CHAINS 1.9%
    Rite Aid Corp., Term Loan, 5.938 - 6.125%, 3/15/05 ...........................                  1,500,000             1,481,876
                                                                                                                       ------------

    ENVIRONMENTAL SERVICES 2.5%
    Allied Waste Industries Inc.,
        Term Loan B, 5.563 - 6.125%, 7/30/06 .....................................                    909,091               889,879
        Term Loan C, 5.438 - 6.50%, 7/30/07 ......................................                  1,090,909             1,067,855
                                                                                                                       ------------
                                                                                                                          1,957,734
                                                                                                                       ------------
    FOOD DISTRIBUTORS 1.3%
    Land O'Lakes Inc., Term Loan B, 5.969%, 10/11/08 .............................                  1,000,000               995,000
                                                                                                                       ------------
    FOOD RETAIL 1.3%
    Winn-Dixie Stores, Term Loan B, 5.188%, 3/31/07 ..............................                    995,000               987,123
                                                                                                                       ------------
    FOOD: MAJOR DIVERSIFIED .7%
    Del Monte Corp., Term Loan, 5.563 - 5.625%, 3/31/08 ..........................                    497,500               499,832
                                                                                                                       ------------
    FOOD: MEAT/FISH/DAIRY .6%
    Michael Foods Inc., Term Loan B, 7.28 - 7.33%, 3/31/08 .......................                    470,063               472,120
                                                                                                                       ------------
    HOSPITAL/NURSING MANAGEMENT 4.1%
    Genesis Health Ventures Inc.,
        (c) Delay Draw, 5.86%, 10/06/06 ..........................................                     41,096                41,224
            Term Loan B, 5.93%, 4/02/07 ..........................................                  1,171,233             1,165,743

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (cont.)


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SENIOR FLOATING RATE INTERESTS (cont.)
    HOSPITAL/NURSING MANAGEMENT (CONT.)
    Iasis Healthcare Corp., Term Loan B, 6.52 - 6.53%, 9/30/06 ....................               $    994,924          $    978,341
    Triad Hospitals Inc., Term Loan B, 6.53%, 9/30/08 .............................                  1,000,000             1,007,250
                                                                                                                        ------------
                                                                                                                           3,192,558
                                                                                                                        ------------
    HOTEL/RESORTS 2.1%
    Extended Stay America Inc., Term Loan B, 5.18%, 7/01/07 .......................                  1,000,000               982,000
    Wyndham International Inc., Increasing Rate Note, Term Loan, 7.375%, 6/30/04 ..                    844,828               673,486
                                                                                                                        ------------
                                                                                                                           1,655,486
                                                                                                                        ------------
    HOUSEHOLD/PERSONAL CARE 1.7%
    Mary Kay Inc., Term Loan B, 6.39%, 10/03/07 ...................................                  1,000,000               991,250
    Springs Industries Inc., Term Loan B, 6.00%, 9/05/08 ..........................                    363,636               355,455
                                                                                                                        ------------
                                                                                                                           1,346,705
                                                                                                                        ------------
    MARINE SHIPPING 1.2%
    Great Lakes Transportation LLC, Term Loan, 6.438- 6.625%, 3/23/08 .............                    980,075               960,474
                                                                                                                        ------------
    MEDICAL SPECIALTIES 1.3%
    Alliance Imaging Inc.,
        Term Loan B, 5.313 - 6.00%, 11/30/07 ......................................                    498,288               498,599
        Term Loan C, 5.563 - 6.25%, 11/30/08 ......................................                    481,164               481,465
                                                                                                                        ------------
                                                                                                                             980,064
                                                                                                                        ------------
    MEDICAL/NURSING SERVICES 3.2%
    Insight Health Services, Term Loan B, 5.86%, 10/17/08 .........................                  2,000,000             1,996,250
    Sunrise Medical Inc., Term Loan B, 7.00 - 10.00%, 12/07/07 ....................                    500,000               499,375
                                                                                                                        ------------
                                                                                                                           2,495,625
                                                                                                                        ------------
    METAL FABRICATION 1.3%
    Mueller Group, Term Loan D, 6.27 - 7.50%, 8/16/07 .............................                  1,000,000               980,000
                                                                                                                        ------------

    MILITARY/GOVERNMENT/TECHNICAL 4.4%
    Alliant Techsystems Inc., Term Loan B, 5.313%, 4/20/09 ........................                    995,000             1,002,565
    DRS Technologies Inc., Term Loan, 5.52 - 5.63%, 9/28/08 .......................                    500,000               501,875
    Titan Corp., Term Loan B, 5.27 - 6.88%, 2/23/06 ...............................                  1,922,771             1,881,913
                                                                                                                        ------------
                                                                                                                           3,386,353
                                                                                                                        ------------
    NON-U.S. UTILITIES 1.3%
    AES EDC Funding II, Term Loan, 6.388%, 10/06/03 ...............................                  1,000,000               971,875
                                                                                                                        ------------
    OIL REFINING/MARKETING .7%
    Tesoro Petroleum Corp., Term Loan B, 5.75%, 9/30/07 ...........................                    500,000               501,146
                                                                                                                        ------------
    PACKAGED FOODS 1.1%
    B&G Foods, Term Loan B, 6.17 - 7.56%, 3/31/06 .................................                    836,448               819,719
                                                                                                                        ------------
    PHARMACEUTICALS: GENERIC 1.3%
    Alpharma Operating Corp., Term Loan B, 5.79%, 10/05/08 ........................                  1,000,000               998,125
                                                                                                                        ------------
    PROPERTY-CASUALTY INSURANCE 1.3%
    White Mountain Insurance Group LTD, Term Loan B, 5.395%, 3/31/07 ..............                  1,000,000               996,250
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SENIOR FLOATING RATE INTERESTS (Cont.)
    PULP & PAPER 1.3%
    Potlatch Corp., Term Loan, 5.25%, 6/29/05 ....................................               $    997,500          $  1,000,825
                                                                                                                       ------------
    REAL ESTATE INVESTMENT TRUSTS 1.3%
    Meditrust Corp., Term Loan, 6.86%, 7/17/04 ...................................                    983,400               973,156
                                                                                                                       ------------
    RENTAL/LEASING COMPANIES 1.3%
    United Rentals Inc., Term Loan B, 5.35 - 5.41%, 9/30/07 ......................                    995,000               983,184
                                                                                                                       ------------
    SPECIALTY STORES 1.2%
    Rent-a-Center Inc.,
        Term Loan B, 4.16 - 4.34%, 1/31/06 .......................................                    389,411               384,665
        Term Loan C, 4.41 - 4.59%, 1/31/07 .......................................                    515,107               508,829
                                                                                                                       ------------
                                                                                                                            893,494
                                                                                                                       ------------
    TELECOMMUNICATIONS EQUIPMENT 2.5%
(d) Olympus Cable Holdings, Term Loan B, 5.50%, 9/30/10 ..........................                  2,000,000             1,936,666
                                                                                                                       ------------

    TRUCKS/CONSTRUCTION/FARM MACHINERY .6%
    Manitowoc Co. Inc., Term Loan B, 5.385%, 5/09/07 .............................                    498,750               501,743
                                                                                                                       ------------
    UTILITIES 2.7%
    Mission Energy Holdings,
        Term Loan A, 10.09%, 6/30/06 .............................................                    519,481               540,260
        Term Loan B, 10.09%, 6/30/06 .............................................                  1,480,519             1,539,740
                                                                                                                       ------------
                                                                                                                          2,080,000
                                                                                                                       ------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $69,880,383) ......................                                       69,212,769
                                                                                                                       ------------

    SHORT TERM INVESTMENTS 11.1%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $8,586,555)                  8,586,555             8,586,555
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $78,466,938) 100.7% ..................................                                       77,799,324
    OTHER ASSETS, LESS LIABILITIES (.7%) .........................................                                         (533,081)
                                                                                                                       ------------
    NET ASSETS 100.0% ............................................................                                     $ 77,266,243
                                                                                                                       ============


(a) Senior secured corporate loans in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (LIBOR), on the set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. Bank.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio (The "Sweep Money Fund") is managed by Franklin Advisers, Inc.

(c)  See Note 7 regarding unfunded loan commitments.

(d) Sufficient collateral has been segregated for loans traded on a when issued or delayed delivery.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

Assets:
 Investments in securities:
   Cost .......................................................    $ 78,466,938
                                                                   ============
   Value ......................................................      77,799,324
 Receivables:
   Investment securities sold .................................       1,137,360
   Capital shares sold ........................................       1,581,865
   Interest ...................................................         396,532
 Offering costs ...............................................          62,839
                                                                   ------------
        Total assets ..........................................      80,977,920
                                                                   ------------
Liabilities:
 Payables:
   Investment securities purchased ............................       3,164,180
   Capital shares redeemed ....................................          51,460
   Affiliates .................................................          96,210
   Shareholders ...............................................          29,285
 Deferred facility fees (Note 1) ..............................           6,886
 Distributions to shareholders ................................         140,843
 Funds advanced by custodian ..................................         176,004
 Other liabilities ............................................          46,809
                                                                   ------------
        Total liabilities .....................................       3,711,677
                                                                   ------------
         Net assets, at value .................................    $ 77,266,243
                                                                   ============
Net assets consist of:
 Undistributed net investment income ..........................    $     70,016
 Net unrealized depreciation ..................................        (667,614)
 Accumulated net realized loss ................................         (17,020)
 Capital shares ...............................................      77,880,861
                                                                   ------------
         Net assets, at value .................................    $ 77,266,243
                                                                   ============

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001

CLASS A:
 Net assets, at value ...........................................    $34,633,574
                                                                     ===========
 Shares outstanding .............................................      3,481,395
                                                                     ===========
 Net asset value per share(a) ...................................    $      9.95
                                                                     ===========
 Maximum offering price per share ($9.95 / 97.75%) ..............    $     10.18
                                                                     ===========
CLASS B:
 Net assets, at value ...........................................    $ 9,837,904
                                                                     ===========
 Shares outstanding .............................................        988,624
                                                                     ===========
 Net asset value and maximum offering price per share(a) ........    $      9.95
                                                                     ===========
CLASS C:
 Net assets, at value ...........................................    $26,356,258
                                                                     ===========
 Shares outstanding .............................................      2,648,837
                                                                     ===========
 Net asset value and maximum offering price per share(a) ........    $      9.95
                                                                     ===========
ADVISOR CLASS:
 Net assets, at value ...........................................    $ 6,438,507
                                                                     ===========
 Shares outstanding .............................................        646,940
                                                                     ===========
 Net asset value and maximum offering price per share ...........    $      9.95
                                                                     ===========

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2001*

Investment income:
 Dividends .....................................................    $    65,207
 Interest ......................................................      1,713,326
                                                                    -----------
        Total investment income ................................      1,778,533
                                                                    -----------
Expenses:
 Management fees (Note 3) ......................................        112,455
 Administrative fees (Note 3) ..................................         51,194
 Distribution fees (Note 3)
  Class A ......................................................         26,354
  Class B ......................................................         40,012
  Class C ......................................................         56,125
 Transfer agent fees (Note 3) ..................................          8,819
 Custodian fees ................................................            194
 Reports to shareholders .......................................          3,180
 Registration and filing fees ..................................          1,454
 Professional fees .............................................         20,114
 Trustees' fees and expenses ...................................            250
 Amortization of offering costs (Note 1) .......................         63,601
 Other .........................................................          2,945
                                                                    -----------
        Total expenses .........................................        386,697
                                                                    -----------
         Net investment income .................................      1,391,836
                                                                    -----------
Realized and unrealized losses:
 Net realized loss from investments ............................        (17,020)
 Net unrealized depreciation on investments ....................       (667,614)
                                                                    -----------
Net realized and unrealized loss ...............................       (684,634)
                                                                    -----------
Net increase in net assets resulting from operations ...........    $   707,202
                                                                    ===========

*For period May 1, 2001 (effective date) to October 31, 2001.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2001*

                                                                       2001
                                                                   ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................    $  1,391,836
  Net realized loss from investments ..........................         (17,020)
  Net unrealized depreciation on investments ..................        (667,614)
                                                                   ------------
       Net increase in net assets resulting from operations ...         707,202
 Distributions to shareholders from net investment income:
  Class A .....................................................        (595,929)
  Class B .....................................................        (200,322)
  Class C .....................................................        (452,614)
  Advisor Class ...............................................        (179,285)
                                                                   ------------
 Total distributions to shareholders ..........................      (1,428,150)
 Capital share transactions (Note 2)
  Class A .....................................................      34,964,150
  Class B .....................................................       9,919,108
  Class C .....................................................      26,619,763
  Advisor Class ...............................................       6,484,170
                                                                   ------------
 Total capital share transactions .............................      77,987,191
       Net increase in net assets .............................      77,266,243
Net assets:
 End of year ..................................................    $ 77,266,243
                                                                   ============
Undistributed net investment income included in net assets:
 End of year ..................................................    $     70,016
                                                                   ------------

*For period May 1, 2001 (effective date) to October 31, 2001.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Floating Rate Daily Access Fund (the Fund) is a separate, non-diversified series of Franklin Investors Securities Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income and preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

The Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers, Inc. The Fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount from securities is amortized on a yield to maturity basis. Facility fees received are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. LINE OF CREDIT

The Fund has two unsecured lines of credit, which subject to limitations, allows the Fund to borrow up to an aggregate maximum amount of $150,000,000 to meet shareholder redemptions. Borrowings under the lines of credit bear interest at the Federal Funds Rate plus .50% per year.

For the period ending October 31, 2001, the line of credit was unused.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           PERIOD ENDED
                                                        OCTOBER 31, 2001(a)
                                                     --------------------------
                                                        SHARES        AMOUNT
                                                     --------------------------
CLASS A SHARES:
 Shares sold ....................................    3,775,986     $ 37,917,796
 Shares issued in reinvestment of distributions..       37,396          375,338
 Shares redeemed ................................     (331,987)      (3,328,984)
                                                     --------------------------
 Net increase ...................................    3,481,395     $ 34,964,150
                                                     ==========================
CLASS B SHARES:
 Shares sold ....................................      998,379     $ 10,017,517
 Shares issued in reinvestment of distributions..        4,595           46,151
 Shares redeemed ................................      (14,350)        (144,560)
                                                     --------------------------
 Net increase ...................................      988,624     $  9,919,108
                                                     ==========================
CLASS C SHARES:
 Shares sold ....................................    2,865,703     $ 28,803,163
 Shares issued in reinvestment of distributions..       26,798          269,042
 Shares redeemed ................................     (243,664)      (2,452,442)
                                                     --------------------------
 Net increase ...................................    2,648,837     $ 26,619,763
                                                     ==========================
ADVISOR CLASS SHARES:
 Shares sold ....................................      701,980     $  7,037,814
 Shares issued in reinvestment of distributions..          870            8,723
 Shares redeemed ................................      (55,910)        (562,367)
                                                     --------------------------
 Net increase ...................................      646,940     $  6,484,170
                                                     ==========================

(a) For the period May 1, 2001 (effective date) to October 31, 2001.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

   ENTITY                                                 AFFILIATION
   -----------------------------------------------------------------------------
   Franklin Advisers Inc. (Advisers)                      Investment Manager
   Franklin Templeton Services LLC (FT Services)          Administrative Manager
   Franklin/Templeton Investor Services LLC
    (Investor Services)                                   Transfer Agent
   Franklin/Templeton Distributors Inc. (Distributors)    Principal Underwriter

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

   ANNUALIZED
    FEE RATE    AVERAGE DAILY NET ASSETS
   -----------------------------------------------------------------------------
      .450%     First $500 million
      .350%     Over $500 million, up to and including $1 billion
      .300%     Over $1 billion, up to and including $1.5 billion
      .250%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

Management fees were reduced on assets invested in the Franklin Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $439,729 and $17,553, respectively.


4. INCOME TAXES

At October 31, 2001, the unrealized depreciation based on the cost of investments for income tax purposes of $78,466,938 was as follows:

   Unrealized appreciation .......................................    $ 257,549
   Unrealized depreciation .......................................     (925,163)
                                                                      ---------
   Net unrealized depreciation ...................................    $(667,614)
                                                                      =========

At October 31, 2001, the Fund had tax basis capital losses of $17,020 which may be carried over to offset future capital gains. Such losses expire in 2009.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of offering costs.

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 aggregated $86,176,281 and $16,282,718 respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 88.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities


7. UNFUNDED LOAN COMMITMENTS

As of October 31, 2001, the Fund had unfunded loan commitments, which could be extended at the option of the borrowers, pursuant to the following loan agreements:

                                                      COMMITMENT       UNFUNDED
   SECURITY                                             AMOUNT          AMOUNT
   -----------------------------------------------------------------------------
   Genesis Health Ventures Inc., Delay Draw ......    $  328,767      $  287,671
   Insight Health Services, Delay Draw ...........     1,100,000       1,100,000
                                                                      ----------
                                                                      $1,387,671
                                                                      ==========

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND

Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Floating Rate Daily Access Fund (the "Fund") (one of the funds constituting the Franklin Investors Securities Trust) at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2001 (effective date) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2001


28